UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05876

LORD ABBETT SERIES FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2020

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Series Fund—Bond Debenture Portfolio

For the fiscal year ended December 31, 2020

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

47	Statement of Assets and Liabilities

48	Statement of Operations

49	Statements of Changes in Net Assets

50	Financial Highlights

52	Notes to Financial Statements

68	Report of Independent Registered Public Accounting Firm

69	Supplemental Information to Shareholders

Lord Abbett Series Fund — Bond Debenture Portfolio
Annual Report

For the fiscal year ended December 31, 2020

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Bond Debenture Portfolio for the fiscal year ended December 31, 2020. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg
Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2020, the Fund returned 7.30%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index,1 which returned 7.51% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500

1

Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0–0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions and further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the U.S. Supreme Court vacancy, increased COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential election, while the Republican Party narrowed the Democratic majority in the House. Soon after, Pfizer/BioNTech, Moderna, and AstraZeneca each announced a COVID-19 vaccine with greater than 90% efficacy rate. In December, as expected, the Food and Drug Administration (FDA) granted emergency use authorization for the Pfizer/BioNTech and Moderna vaccines. Monetary and fiscal policy remained largely supportive, as the Fed maintained interest rates near zero in its December meeting and noted that it would continue its monthly pace of at least $120 billion of asset purchases until “substantial further progress has been made toward the Committee’s maximum employment and price stability goals”. Additionally, Congress passed a fifth COVID-19 relief package, worth roughly

2

$900 billion, with approximately $325 billion in small business relief.

The Fund takes a flexible, multi-sector approach, which emphasizes credit sensitive sectors of the market, compared to its benchmark, which is largely comprised of U.S. Treasuries and government-related securities. The Fund benefited from an allocation to equity during the period, specifically equity-related securities tied to innovative companies in the information technology and health care sectors. The asset class’s return profile was advantageous during the market recovery, which began in late-March. Additionally, the Fund’s underweight allocation to mortgage backed securities (MBS) contributed to relative performance, as MBS underperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the period. The allocation to high yield bonds contributed meaningfully to relative performance as the Fund had exposure to many high-performing investments throughout the year, particularly in the energy and communications industries.

The Fund’s modest allocations to bank loans and collateralized loan obligations (CLOs) detracted from relative performance during the period. The asset classes faced pronounced outflows and a negative technical backdrop. The Fund’s modest allocation to sovereign bonds was also a relative detractor during the year.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2020. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

3

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index and the ICE BofA U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class VC	7.30%	7.41%	6.44%

[1]	Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 through December 31, 2020).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/20 – 12/31/20” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/20	12/31/20	7/1/20 - 12/31/20
Class VC
Actual	$1,000.00	$1,109.80	$4.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.56	$4.62

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2020

Sector*	%**
Agency	0.17%
Asset Backed	2.55%
Automotive	3.88%
Banking	5.84%
Basic Industry	5.29%
Capital Goods	4.47%
Consumer Goods	5.36%
Energy	8.55%
Financial Services	2.49%
Foreign Government	2.60%
Health Care	7.24%
Insurance	2.30%
Leisure	6.43%
Media	4.84%
Mortgage Backed	3.51%
Municipal	2.63%
Real Estate	1.28%
Retail	5.27%
Services	2.36%
Technology & Electronics	8.64%
Telecommunications	3.74%
Transportation	4.08%
Utilities	6.09%
Repurchase Agreement	0.20%
Money Market Fund(a)	0.17%
Time Deposit(a)	0.02%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

7

Schedule of Investments

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 98.89%

ASSET-BACKED SECURITIES 3.28%

Automobiles 0.02%
ACC Trust 2018-1 C†	6.81%		2/21/2023	$244	$245,150
TCF Auto Receivables Owner Trust 2016-1A B†	2.32%		6/15/2022	67	66,565
Total					311,715

Credit Cards 0.11%
Perimeter Master Note Business Trust 2019-2A A†	4.23%		5/15/2024	1,235	1,279,680

Other 3.15%
AMMC CLO XII Ltd. 2013-12A DR†	2.906% (3 Mo. LIBOR + 2.70%	)#	11/10/2030	391	363,191
Apex Credit CLO LLC 2017-2A B†	2.089% (3 Mo. LIBOR + 1.85%	)#	9/20/2029	522	522,937
Battalion CLO XV Ltd. 2019-16A B†	2.218% (3 Mo. LIBOR + 2.00%	)#	12/19/2032	1,714	1,714,182
Benefit Street Partners CLO XIX Ltd. 2019-19A B†	2.237% (3 Mo. LIBOR + 2.00%	)#	1/15/2033	578	579,175
Carlyle US CLO Ltd. 2019-4A B†	2.937% (3 Mo. LIBOR + 2.70%	)#	1/15/2033	1,141	1,147,207
Cedar Funding VI CLO Ltd. 2016-6A DR†	3.218% (3 Mo. LIBOR + 3.00%	)#	10/20/2028	657	643,359
Greywolf CLO III Ltd. 2020-3RA A1R†	1.506% (3 Mo. LIBOR + 1.29%	)#	4/15/2033	1,399	1,403,419
Halcyon Loan Advisors Funding Ltd. 2015-2A CR†	2.365% (3 Mo. LIBOR + 2.15%	)#	7/25/2027	465	463,666
Halcyon Loan Advisors Funding Ltd. 2017-2A A2†	1.918% (3 Mo. LIBOR + 1.70%	)#	1/17/2030	680	681,714
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048	1,310	1,404,704
Jamestown CLO VII Ltd. 2015-7A BR†	1.865% (3 Mo. LIBOR + 1.65%	)#	7/25/2027	1,202	1,179,385
Kayne CLO 5 Ltd. 2019-5A A†	1.565% (3 Mo. LIBOR + 1.35%	)#	7/24/2032	2,300	2,303,125
Kayne CLO 7 Ltd. 2020-7A A1†	1.418% (3 Mo. LIBOR + 1.20%	)#	4/17/2033	3,316	3,308,200
KKR CLO 9 Ltd. 9 B1R†	1.987 (3 Mo. LIBOR + 1.75%	)#	7/15/2030	500	500,072
KVK CLO Ltd. 2013-A BR†	1.679% (3 Mo. LIBOR + 1.45%	)#	1/14/2028	268	265,719
Marble Point CLO XVII Ltd. 2020-1A A†	1.518% (3 Mo. LIBOR + 1.30%	)#	4/20/2033	2,050	2,049,289
Marble Point CLO XVII Ltd. 2020-1A B†	1.988% (3 Mo. LIBOR + 1.77%	)#	4/20/2033	652	653,440

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Mariner CLO Ltd. 2017-4A D†	3.265% (3 Mo. LIBOR + 3.05%	)#	10/26/2029	$694	$683,167
Mountain View CLO 2017-1A BR†	1.98% (3 Mo. LIBOR + 1.75%	)#	10/16/2029	762	762,955
Mountain View CLO X Ltd. 2015-10A BR†	1.574% (3 Mo. LIBOR + 1.35%	)#	10/13/2027	1,336	1,316,656
Neuberger Berman Loan Advisers CLO Ltd. 2019-35A A1†	1.558% (3 Mo. LIBOR + 1.34%	)#	1/19/2033	750	752,345
Northwoods Capital 20 Ltd. 2019-20A C†	3.015% (3 Mo. LIBOR + 2.80%	)#	1/25/2030	1,099	1,099,642
Octagon Investment Partners 29 Ltd. 2016-1A AR†	1.395% (3 Mo. LIBOR + 1.18%	)#	1/24/2033	1,250	1,246,922
Octagon Investment Partners 48 Ltd. 2020-3A A†	1.732% (3 Mo. LIBOR + 1.50%	)#	10/20/2031	2,000	2,007,358
OZLM Funding III Ltd. 2013-3A A2AR†	2.166% (3 Mo. LIBOR + 1.95%	)#	1/22/2029	1,200	1,201,466
Palmer Square Loan Funding Ltd. 2018-1A A2†	1.287% (3 Mo. LIBOR + 1.05%	)#	4/15/2026	884	874,575
Palmer Square Loan Funding Ltd. 2018-1A B†	1.637% (3 Mo. LIBOR + 1.40%	)#	4/15/2026	670	656,899
Planet Fitness Master Issuer LLC 2018-1A A2I†	4.262%		9/5/2048	1,520	1,523,301
Planet Fitness Master Issuer LLC 2018-1A A2II†	4.666%		9/5/2048	1,900	1,901,775
Planet Fitness Master Issuer LLC 2019-1A A2†	3.858%		12/5/2049	857	811,749
Regatta VI Funding Ltd. 2016-1A DR†	2.918% (3 Mo. LIBOR + 2.70%	)#	7/20/2028	250	242,347
Regatta XVI Funding Ltd. 2019-2A B†	2.287% (3 Mo. LIBOR + 2.05%	)#	1/15/2033	2,300	2,303,093
West CLO Ltd. 2014-2A BR†	1.98% (3 Mo. LIBOR + 1.75%	)#	1/16/2027	459	458,201
Total					37,025,235
Total Asset-Backed Securities (cost $38,593,700)					38,616,630

				Shares (000)

COMMON STOCKS 10.74%

Advertising 0.30%
Snap, Inc. Class A*				71	3,537,195

Air Transportation 0.37%
Hawaiian Holdings, Inc.				109	1,931,442
JetBlue Airways Corp.*				166	2,411,415
Total					4,342,857

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2020

Investments	Shares (000)	Fair Value
Auto Parts & Equipment 0.04%
Chassix Holdings, Inc.	59	$505,537

Automakers 0.47%
Ferrari NV (Italy)(a)	14	3,117,340
Harley-Davidson, Inc.	66	2,406,309
Total		5,523,649

Banking 0.62%
East West Bancorp, Inc.	29	1,458,521
South State Corp.	27	1,980,803
SVB Financial Group*	10	3,869,768
Total		7,309,092

Beverages 0.27%
Boston Beer Co., Inc. (The) Class A*	2	1,746,968
Brown-Forman Corp. Class B	18	1,416,634
Total		3,163,602

Diversified Capital Goods 0.59%
Enphase Energy, Inc.*	30	5,274,453
Trane Technologies plc (Ireland)(a)	9	1,336,488
UTEX Industries, Inc.	8	298,457
Total		6,909,398

Electronics 1.03%
Advanced Micro Devices, Inc.*	43	3,946,832
Amphenol Corp. Class A	14	1,852,357
Roku, Inc.*	13	4,218,646
Trimble, Inc.*	31	2,074,210
Total		12,092,045

Energy: Exploration & Production 0.17%
Continental Resources, Inc.(b)	74	1,200,560
Oasis Petroleum, Inc.*	21	779,854
Total		1,980,414

Food: Wholesale 0.10%
Performance Food Group Co.*	24	1,165,493

Gaming 0.15%
Wynn Resorts Ltd.	16	1,762,292

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Shares (000)		Fair Value
Hotels 0.11%
Hilton Worldwide Holdings, Inc.		11	$1,256,793

Investments & Miscellaneous Financial Services 0.11%
MarketAxess Holdings, Inc.		2	1,262,649

Machinery 0.42%
Generac Holdings, Inc.*		10	2,313,215
Graco, Inc.		18	1,288,843
Toro Co. (The)		14	1,313,913
Total			4,915,971

Managed Care 0.09%
BioNTech SE ADR*(b)		14	1,114,460

Media: Diversified 0.26%
Walt Disney Co. (The)*		17	3,094,736

Medical Products 0.56%
Align Technology, Inc.*		6	2,970,618
IDEXX Laboratories, Inc.*		7	3,619,559
Total			6,590,177

Metals/Mining (Excluding Steel) 0.16%
Freeport-McMoRan, Inc.		73	1,897,587

Personal & Household Products 0.20%
Gibson Brands, Inc.		9	1,110,258	(c)
Pola Orbis Holdings, Inc.(d)	JPY	60	1,218,392
Remington Outdoor Co., Inc.		16	–	(e)
Revlon, Inc. Class A		149	32,450
Total			2,361,100

Pharmaceuticals 0.43%
Acceleron Pharma, Inc.*		22	2,830,545
Mirati Therapeutics, Inc.*		10	2,256,801
Total			5,087,346

Real Estate Development & Management 0.40%
CoStar Group, Inc.*		3	2,985,424
Innovative Industrial Properties, Inc.		9	1,704,574
Total			4,689,998

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2020

Investments	Shares (000)		Fair Value
Real Estate Investment Trusts 0.10%
CBRE Group, Inc. Class A*	18		$1,153,860

Recreation & Travel 0.25%
Vail Resorts, Inc.	11		2,961,439

Restaurants 0.51%
Shake Shack, Inc. Class A*	70		5,966,053

Software/Services 1.95%
Airbnb, Inc.*	–	(f)	20,552
DocuSign, Inc.*	7		1,574,551
Five9, Inc.*	20		3,414,752
Match Group, Inc.*	9		1,366,758
MongoDB, Inc.*	5		1,645,480
Pinduoduo, Inc. ADR*	13		2,303,492
Pinterest, Inc. Class A*	85		5,596,228
RingCentral, Inc. Class A*	4		1,692,859
Spotify Technology SA (Sweden)*(a)	4		1,157,319
Take-Two Interactive Software, Inc.*	6		1,275,623
Trade Desk, Inc. (The) Class A*	1		1,149,435
Veeva Systems, Inc. Class A*	6		1,720,075
Total			22,917,124

Specialty Retail 0.13%
Claires Holdings LLC	1		233,456
SiteOne Landscape Supply, Inc.*	8		1,323,767
Total			1,557,223

Support: Services 0.45%
Bright Horizons Family Solutions, Inc.*	7		1,241,722
TopBuild Corp.*	7		1,209,406
Uber Technologies, Inc.*	55		2,824,176
Total			5,275,304

Telecommunications: Wireless 0.26%
QUALCOMM, Inc.	20		3,103,013

Theaters & Entertainment 0.11%
Live Nation Entertainment, Inc.*	18		1,315,439

Transportation: Infrastructure/Services 0.01%
ACBL Holdings Corp.	4		73,680	(c)

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments				Shares (000)	Fair Value
Trucking & Delivery 0.12%
AMERCO				3	$1,407,276
Total Common Stocks (cost $106,768,926)					126,292,802

	Interest Rate		Maturity Date	Principal Amount (000)

CONVERTIBLE BOND 0.27%

Automakers
Tesla, Inc.
(cost $2,121,143)	2.00%		5/15/2024	$280	$3,184,132

FLOATING RATE LOANS(g) 4.71%

Aerospace/Defense 0.09%
Alloy Finco Limited 2020 USD Term Loan B2 (Jersey)(a)	8.50% (1 Mo. LIBOR + 6.50%)		3/6/2024	656	618,494
Alloy Finco Limited USD Holdco PIK Term Loan PIK 13.50% (Jersey)(a)	0.50%		3/6/2025	999	417,924
Total					1,036,418

Air Transportation 0.30%
American Airlines, Inc. 2017 Incremental Term Loan	2.158% (1 Mo. LIBOR + 2.00%)		12/15/2023	1,999	1,806,954
American Airlines, Inc. Repriced TL B due 2023	–	(h)	4/28/2023	669	606,547
JetBlue Airways Corporation Term Loan	6.25% (3 Mo. LIBOR + 5.25%)		6/17/2024	1,094	1,127,639
Total					3,541,140

Cable & Satellite Television 0.05%
Cablevision Lightpath LLC Term Loan B	3.75% (3 Mo. LIBOR +3.25%)		1/24/2028	595	594,803

Chemicals 0.19%
Illuminate Buyer, LLC Term Loan	4.147% (1 Mo. LIBOR + 4.00%)		6/30/2027	1,124	1,125,922
Starfruit Finco B.V 2018 USD Term Loan B (Netherlands)(a)	3.153% (1 Mo. LIBOR + 3.00%)		10/1/2025	1,105	1,095,921
Total					2,221,843

Diversified Capital Goods 0.01%
UTEX Industries Inc. 2020 First Out Exit Term Loan A	8.50% (3 Mo. LIBOR + 7.00%)		11/1/2024	108	108,878

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Diversified Capital Goods (continued)
UTEX Industries Inc. 2020 Second Out Term Loan	11.00% (1 Mo. LIBOR + 9.50%)	12/3/2025	$52	$51,403
Total				160,281

Electric: Generation 0.12%
EFS Cogen Holdings I LLC 2020 Term Loan B	4.50% (3 Mo. LIBOR + 3.50%)	10/1/2027	1,122	1,118,799
Frontera Generation Holdings LLC 2018 Term Loan B	5.25% (3 Mo. LIBOR + 4.25%)	5/2/2025	1,386	367,288
Total				1,486,087

Electric: Integrated 0.13%
Astoria Energy LLC 2020 Term Loan B	4.50% (3 Mo. LIBOR +3.50%)	12/10/2027	1,518	1,511,410

Food: Wholesale 0.13%
Chobani, LLC 2020 Term Loan B	4.50% (1 Mo. LIBOR + 3.50%)	10/20/2027	652	652,278
JBS USA Lux S.A. 2019 Term Loan B (Luxembourg)(a)	2.147% (1 Mo. LIBOR + 2.00%)	5/1/2026	870	864,401
Total				1,516,679

Gaming 0.39%
Mohegan Tribal Gaming Authority 2016 Term Loan B	6.375% (3 Mo. LIBOR + 5.38%)	10/13/2023	1,472	1,417,575
Penn National Gaming, Inc. 2018 1st Lien Term Loan B	3.00% (1 Mo. LIBOR + 2.25%)	10/15/2025	947	937,272
Playtika Holding Corp Term Loan B	7.00% (3 Mo. LIBOR + 6.00%)	12/10/2024	2,242	2,259,662
Total				4,614,509

Health Services 0.50%
Global Medical Response, Inc. 2020 Term Loan B	5.75% (3 Mo. LIBOR + 4.75%)	10/2/2025	1,860	1,851,420
National Mentor Holdings, Inc. 2019 Term Loan B	4.397% (1 Mo. LIBOR + 4.25%)	3/9/2026	666	666,258
National Mentor Holdings, Inc. 2019 Term Loan C	4.51% (3 Mo. LIBOR + 4.25%)	3/9/2026	30	30,490
Parexel International Corporation Term Loan B	2.897% (1 Mo. LIBOR + 2.75%)	9/27/2024	1,200	1,182,364
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B	3.897% (1 Mo. LIBOR + 3.75%)	11/16/2025	971	970,506
U.S. Renal Care, Inc. 2019 Term Loan B	5.147% (1 Mo. LIBOR + 5.00%)	6/26/2026	1,181	1,177,175
Total				5,878,213

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Insurance Brokerage 0.10%
Hub International Limited 2018 Term Loan B	2.965% (3 Mo. LIBOR + 2.75%)		4/25/2025	$1,164	$1,144,485

Machinery 0.12%
Vertical Midco GmbH USD Term Loan B (Germany)(a)	4.57% (6 Mo. LIBOR + 4.25%)		7/30/2027	1,433	1,446,211

Personal & Household Products 0.21%
FGI Operating Company, LLC Exit Term Loan	10.254% (3 Mo. LIBOR + 10.00%)		5/16/2022	106	23,215	(i)
Revlon Consumer Products Corporation 2020 Term Loan B2	4.25% (3 Mo. LIBOR + 3.50%)		6/30/2025	2,110	1,239,572
TGP Holdings III, LLC 2018 1st Lien Term Loan	5.00% (3 Mo. LIBOR + 4.00%)		9/25/2024	1,199	1,197,204
Total					2,459,991

Rail 0.15%
Genesee & Wyoming Inc. (New) Term Loan	2.254% (3 Mo. LIBOR + 2.00%)		12/30/2026	1,727	1,725,989

Recreation & Travel 0.33%
Alterra Mountain Company Term Loan B1	2.897% (1 Mo . LIBOR + 2.75%)		7/31/2024	$1,127	$1,114,341
Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan (Luxembourg)(a)	3.50% (1 Mo . LIBOR + 2.50%)		2/1/2024	1,198	1,189,272
Motion Finco Sarl Delayed Draw Term Loan B2 (Luxembourg)(a)	–	(h)	11/12/2026	186	179,686
Motion Finco Sarl USD Term Loan B1 (Luxembourg)(a)	–	(h)	11/12/2026	1,403	1,357,447
Total					3,840,746

Restaurants 0.35%
IRB Holding Corp 2020 Term Loan B	3.75% (6 Mo. LIBOR +2.75%)		2/5/2025	1,767	1,755,541
Panera Bread Co. Term Loan A	2.438% (1 Mo . LIBOR + 2.25%)		7/18/2022	1,758	1,687,352
Zaxby’s Operating Company LLC 1st Lien Term Loan	–	(h)	12/10/2027	684	686,068
Total					4,128,961

Software/Services 0.65%
Cornerstone OnDemand, Inc. Term Loan B	4.394% (1 Mo . LIBOR + 4.25%)		4/22/2027	1,068	1,074,352
LogMeIn, Inc. Term Loan B	4.903% (1 Mo . LIBOR + 4.75%)		8/31/2027	3,153	3,148,838

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Software/Services (continued)
Omnitracs, Inc. 2020 Incremental Term Loan	4.403% (1 Mo . LIBOR + 4.25%)		3/23/2025	$1,107	$1,113,629
Tibco Software Inc. 2020 Term Loan B3	3.90% (1 Mo . LIBOR + 3.75%)		6/30/2026	1,140	1,121,355
Ultimate Software Group Inc. (The) Term Loan B	3.897% (1 Mo . LIBOR + 3.75%)		5/4/2026	1,204	1,204,828
Total					7,663,002

Specialty Retail 0.30%
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan	2.154% (1 Mo . LIBOR + 2.00%)		2/3/2024	1,038	1,038,363
Claire’s Stores, Inc. 2019 Term Loan B	6.647% (1 Mo . LIBOR + 6.50%)		12/18/2026	680	574,852
Harbor Freight Tools USA, Inc. 2020 Term Loan B	4.00% (1 Mo . LIBOR + 3.25%)		10/19/2027	913	914,979
PetSmart, Inc. Consenting Term Loan	4.50% (6 Mo. LIBOR + 3.50%)		3/11/2022	1,008	1,010,325
Total					3,538,519

Support: Services 0.47%
Drive Chassis HoldCo, LLC 2019 2nd Lien Term Loan	8.474% (3 Mo. LIBOR + 8.25%)		4/10/2026	1,300	1,297,159
NEP/NCP Holdco, Inc. 2018 1st Lien Term Loan	3.395% (1 Mo . LIBOR + 3.25%)		10/20/2025	1,949	1,855,257
Pike Corporation 2020 Term Loan B	4.12% (1 Mo . LIBOR + 3.00%)		7/24/2026	588	588,468
Sabre GLBL Inc. 2020 Term Loan B	–	(h)	12/10/2027	723	726,045
Trans Union, LLC 2019 Term Loan B5	1.898% (1 Mo . LIBOR + 1.75%)		11/16/2026	1,032	1,030,110
Total					5,497,039

Technology Hardware & Equipment 0.12%
Delta Topco, Inc. 2020 Term Loan B	4.50% (6 Mo. LIBOR +3.75%)		12/1/2027	1,453	1,455,535
Total Floating Rate Loans (cost $56,100,098)					55,461,861

FOREIGN GOVERNMENT OBLIGATIONS 2.78%

Argentina 0.30%
Ciudad Autonoma De Buenos Aires†(a)	7.50%		6/1/2027	1,503	1,255,020
Province of Santa Fe†(a)	6.90%		11/1/2027	2,051	1,415,211
Provincia de Mendoza Argentina†(a)	2.75%		3/19/2029	1,317	895,560
Total					3,565,791

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Bermuda 0.15%
Bermuda Government International Bond†	2.375%	8/20/2030		$896	$941,920
Bermuda Government International Bond†	3.375%	8/20/2050		794	858,513
Total					1,800,433

China 0.12%
China Government International Bond†(a)	2.25%	10/21/2050		1,410	1,400,763

Egypt 0.24%
Arab Republic of Egypt†(a)	5.577%	2/21/2023		2,626	2,779,243

Ghana 0.09%
Republic of Ghana†(a)	6.375%	2/11/2027		1,073	1,117,727

Honduras 0.11%
Honduras Government†(a)	5.625%	6/24/2030		1,087	1,247,333

Ivory Coast 0.12%
Ivory Coast Government International Bond†(d)	5.875%	10/17/2031	EUR	1,090	1,475,765

Kenya 0.37%
Republic of Kenya†(a)	7.25%	2/28/2028		$1,918	2,156,622
Republic of Kenya†(a)	8.25%	2/28/2048		1,924	2,209,041
Total					4,365,663

Morocco 0.10%
Morocco Government International Bond†(a)	3.00%	12/15/2032		1,168	1,189,036

Mongolia 0.31%
Development Bank of Mongolia LLC†(a)	7.25%	10/23/2023		2,254	2,419,870
Mongolia Government International Bond†(a)	5.125%	4/7/2026		1,145	1,230,952
Total					3,650,822

Nigeria 0.06%
Republic of Nigeria†(a)	6.50%	11/28/2027		644	695,536

Peru 0.17%
Peruvian Government International Bond(a)	2.392%	1/23/2026		630	673,161
Peruvian Government International Bond(a)	2.78%	12/1/2060		1,289	1,303,179
Total					1,976,340

Sri Lanka 0.07%
Republic of Sri Lanka†(a)	5.875%	7/25/2022		1,203	838,274

Ukraine 0.32%
Ukraine Government†(a)	7.375%	9/25/2032		3,394	3,739,764

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
United Arab Emirates 0.25%
Abu Dhabi Government International†(a)	3.125%	5/3/2026	$2,607	$2,898,006
Total Foreign Government Obligations (cost $30,839,525)				32,740,496

HIGH YIELD CORPORATE BONDS 70.37%

Advertising 0.15%
Clear Channel Worldwide Holdings, Inc.†	5.125%	8/15/2027	1,148	1,160,915
Clear Channel Worldwide Holdings, Inc.	9.25%	2/15/2024	576	584,700
Total				1,745,615

Aerospace/Defense 1.50%
Carrier Global Corp.	2.70%	2/15/2031	1,608	1,729,676
Huntington Ingalls Industries, Inc.	3.844%	5/1/2025	714	795,678
Leidos, Inc.†	3.625%	5/15/2025	1,212	1,356,640
Raytheon Technologies Corp.	4.125%	11/16/2028	1,625	1,937,698
Signature Aviation US Holdings, Inc.†	4.00%	3/1/2028	3,272	3,299,027
Signature Aviation US Holdings, Inc.†	5.375%	5/1/2026	27	27,742
TransDigm, Inc.	5.50%	11/15/2027	5,757	6,060,970
TransDigm, Inc.†	6.25%	3/15/2026	1,048	1,117,435
TransDigm, Inc.	6.375%	6/15/2026	1,282	1,329,274
Total				17,654,140

Agency 0.17%
Temasek Financial I Ltd. (Singapore)†(a)	2.50%	10/6/2070	1,980	1,995,567

Air Transportation 1.46%
Alaska Airlines 2020-1 Class A Pass Through Trust†	4.80%	2/15/2029	1,597	1,764,062
Azul Investments LLP†	5.875%	10/26/2024	2,821	2,643,305
British Airways 2020-1 Class A Pass Through Trust (United Kingdom)†(a)	4.25%	5/15/2034	603	647,094
Delta Air Lines 2019-1 Class AA Pass Through Trust	3.204%	4/25/2024	1,949	2,006,752
Delta Air Lines, Inc.†	7.00%	5/1/2025	2,118	2,446,748
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.50%	10/20/2025	1,317	1,408,143
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.75%	10/20/2028	1,773	1,936,689
JetBlue 2019-1 Class A Pass Through Trust	2.95%	11/15/2029	975	903,369
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.†	6.50%	6/20/2027	1,989	2,141,904
United Airlines 2020-1 Class A Pass Through Trust	5.875%	4/15/2029	1,172	1,269,530
Total				17,167,596

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)		Fair Value
Auto Loans 0.35%
Ford Motor Credit Co. LLC	4.00%		11/13/2030			$927	$976,298
General Motors Financial Co., Inc.	5.25%		3/1/2026			1,632	1,925,247
Mclaren Finance plc(d)	5.00%		8/1/2022		GBP	900	1,198,444
Total							4,099,989

Auto Parts & Equipment 0.84%
Adient Global Holdings Ltd.†	4.875%		8/15/2026			$1,158	1,191,292
Adient US LLC†	7.00%		5/15/2026			994	1,082,814
Allison Transmission, Inc.†	3.75%		1/30/2031			914	936,850
Antofagasta plc (Chile)†(a)	2.375%		10/14/2030			1,164	1,169,820
Clarios Global LP / Clarios US Finance Co.†	8.50%		5/15/2027			1,643	1,787,682
Lear Corp.	3.80%		9/15/2027			938	1,052,779
Lear Corp.	4.25%		5/15/2029			1,100	1,258,569
Magna International, Inc. (Canada)(a)	2.45%		6/15/2030			875	941,875
Tenneco, Inc.†	7.875%		1/15/2029			403	453,228
Total							9,874,909

Automakers 1.92%
BMW US Capital LLC†	4.15%		4/9/2030			2,241	2,712,217
Ford Motor Co.	9.00%		4/22/2025			5,024	6,180,198
Ford Motor Co.	9.625%		4/22/2030			1,510	2,133,411
General Motors Co.	6.125%		10/1/2025			1,043	1,265,924
Mclaren Finance plc. (United Kingdom)†(a)	5.75%		8/1/2022			657	640,575
Tesla, Inc.†	5.30%		8/15/2025			6,185	6,455,594
Volkswagen Group of America Finance LLC†	3.35%		5/13/2025			1,693	1,862,362
Volkswagen Group of America Finance LLC†	3.75%		5/13/2030			1,177	1,359,799
Total							22,610,080

Banking 4.97%
ABN AMRO Bank NV (Netherlands)†(a)	4.75%		7/28/2025			1,705	1,966,079
AIB Group plc (Ireland)†(a)	4.263% (3 Mo. LIBOR + 1.87%	)#	4/10/2025			1,203	1,316,339
Australia & New Zealand Banking Group Ltd. (United Kingdom)†(a)	6.75% (USD Swap + 5.17%	)#	–	(j)		1,026	1,198,353
Banco Latinoamericano de Comercio Exterior SA (Panama)†(a)	2.375%		9/14/2025			1,307	1,339,688
Banco Nacional de Panama (Panama)†(a)	2.50%		8/11/2030			305	305,762
Bangkok Bank pcl (Hong Kong)†(a)	5.00% (5 Yr Treasury CMT + 4.73%	)#	–	(j)		2,106	2,207,194
Bank of America Corp.	4.45%		3/3/2026			1,137	1,325,662
Bank of Ireland Group plc (Ireland)†(a)	4.50%		11/25/2023			1,942	2,129,999

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banking (continued)
BankUnited, Inc.	4.875%		11/17/2025		$1,178	$1,356,376
BBVA USA	3.875%		4/10/2025		1,353	1,517,843
BNP Paribas SA (France)†(a)	4.50% (5 Yr Treasury CMT + 2.94%	)#	–	(j)	1,991	2,013,210
CIT Group, Inc.	5.25%		3/7/2025		527	599,133
CIT Group, Inc.	6.125%		3/9/2028		3,668	4,488,018
Citigroup, Inc.	4.45%		9/29/2027		1,164	1,373,173
Credit Suisse Group AG (Switzerland)†(a)	5.10% (5 Yr Treasury CMT + 3.29%	)#	–	(j)	1,964	2,047,470
Fifth Third Bancorp	8.25%		3/1/2038		377	638,304
Global Bank Corp. (Panama)†(a)	5.25% (3 Mo. LIBOR + 3.30%	)#	4/16/2029		1,746	1,910,779
Goldman Sachs Group, Inc. (The)	3.50%		11/16/2026		1,020	1,145,844
Goldman Sachs Group, Inc. (The)	4.25%		10/21/2025		1,100	1,262,190
Home BancShares, Inc.	5.625% (3 Mo. LIBOR + 3.58%	)#	4/15/2027		1,156	1,181,919
Huntington Bancshares, Inc.	5.70% (3 Mo. LIBOR + 2.88%	)#	–	(j)	1,217	1,226,127
ING Groep NV (Netherlands)(a)	5.75% (5 Yr Treasury CMT + 4.34%	)#	–	(j)	2,544	2,767,147
Intesa Sanpaolo SpA (Italy)†(a)	5.71%		1/15/2026		4,060	4,648,962
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028		1,306	1,493,898
JPMorgan Chase & Co.	4.60%(SOFR + 3.13%	)#	–	(j)	875	904,531
JPMorgan Chase & Co.	6.10% (3 Mo. LIBOR + 3.33%	)#	–	(j)	1,088	1,193,678
Kookmin Bank (South Korea)†(a)	1.75%		5/4/2025		1,560	1,622,893
Macquarie Bank Ltd. (United Kingdom)†(a)	6.125% (5 Yr. Swap rate + 3.70%	)#	–	(j)	2,136	2,287,304
Morgan Stanley	3.125%		7/27/2026		1,144	1,282,055
OneMain Finance Corp.	4.00%		9/15/2030		1,333	1,384,800
Popular, Inc.	6.125%		9/14/2023		1,370	1,484,594
SVB Financial Group	3.125%		6/5/2030		1,247	1,406,121
Turkiye Vakiflar Bankasi TAO (Turkey)†(a)	6.50%		1/8/2026		2,340	2,404,699
US Bancorp	3.00%		7/30/2029		1,090	1,217,840
Washington Mutual Bank(k)	6.875%		6/15/2011		1,250	125	(e)
Webster Financial Corp.	4.10%		3/25/2029		1,622	1,790,440
Total						58,438,549

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)		Fair Value
Beverages 0.95%
Bacardi Ltd.†	2.75%		7/15/2026			$1,749	$1,855,239
Bacardi Ltd.†	4.70%		5/15/2028			1,843	2,188,148
Becle SAB de CV (Mexico)†(a)	3.75%		5/13/2025			1,438	1,570,913
Brown-Forman Corp.	3.50%		4/15/2025			797	883,259
Brown-Forman Corp.	4.50%		7/15/2045			1,192	1,607,599
PepsiCo, Inc.	3.60%		3/1/2024			978	1,067,846
Suntory Holdings Ltd. (Japan)†(a)	2.25%		10/16/2024			1,913	2,002,076
Total							11,175,080

Brokerage 0.21%
Charles Schwab Corp. (The)	5.375% (5 Yr Treasury CMT + 4.97%	)#	–	(j)		1,591	1,775,954
Credit Suisse Group AG (Switzerland)†(a)	4.50% (5 Yr. Treasury CMT + 3.55%	)#	–	(j)		668	672,943
Total							2,448,897

Building & Construction 1.01%
Beazer Homes USA, Inc.	7.25%		10/15/2029			1,164	1,316,082
Century Communities, Inc.	6.75%		6/1/2027			856	916,438
D.R. Horton, Inc.	2.60%		10/15/2025			697	752,476
ITR Concession Co. LLC†	5.183%		7/15/2035			785	932,783
NVR, Inc.	3.00%		5/15/2030			2,122	2,323,016
PulteGroup, Inc.	6.375%		5/15/2033			2,250	3,091,781
Toll Brothers Finance Corp.	4.875%		3/15/2027			1,084	1,242,329
Toll Brothers Finance Corp.	5.625%		1/15/2024			1,208	1,339,243
Total							11,914,148

Building Materials 1.03%
Allegion plc (Ireland)(a)	3.50%		10/1/2029			918	1,019,757
Ferguson Finance plc (United Kingdom)†(a)	3.25%		6/2/2030			1,929	2,154,202
Lennox International, Inc.	1.35%		8/1/2025			909	930,328
Lennox International, Inc.	1.70%		8/1/2027			1,111	1,131,171
Masonite International Corp.†	5.375%		2/1/2028			952	1,023,819
Owens Corning, Inc.	4.30%		7/15/2047			1,670	2,010,728
Owens Corning, Inc.	4.40%		1/30/2048			1,255	1,513,951
Vertical Holdco GmbH†(d)	6.625%		7/15/2028		EUR	667	877,563
Vulcan Materials Co.	4.50%		6/15/2047			$1,186	1,471,670
Total							12,133,189

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Cable & Satellite Television 2.10%
Cable One, Inc.†	4.00%	11/15/2030	$990	$1,030,219
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%	5/1/2027	2,783	2,957,007
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.75%	2/15/2026	2,946	3,043,513
CSC Holdings LLC†	5.50%	4/15/2027	2,372	2,516,692
CSC Holdings LLC†	5.75%	1/15/2030	1,274	1,398,221
CSC Holdings LLC†	6.50%	2/1/2029	1,046	1,182,948
DISH DBS Corp.	7.75%	7/1/2026	6,811	7,633,394
LCPR Senior Secured Financing DAC (Ireland)†(a)	6.75%	10/15/2027	1,133	1,220,808
Radiate Holdco LLC/Radiate Finance, Inc.†	4.50%	9/15/2026	635	656,431
Radiate Holdco LLC/Radiate Finance, Inc.†	6.50%	9/15/2028	1,399	1,471,573
Ziggo BV (Netherlands)†(a)	5.50%	1/15/2027	1,491	1,558,982
Total				24,669,788

Chemicals 0.42%
CF Industries, Inc.†	4.50%	12/1/2026	1,047	1,241,108
Chemours Co. (The)†	5.75%	11/15/2028	1,291	1,319,241
FMC Corp.	3.45%	10/1/2029	1,050	1,199,221
Ingevity Corp.†	3.875%	11/1/2028	1,123	1,133,528
Total				4,893,098

Consumer/Commercial/Lease Financing 1.08%
Avolon Holdings Funding Ltd. (Ireland)†(a)	4.25%	4/15/2026	559	602,676
Nationstar Mortgage Holdings, Inc.†	5.125%	12/15/2030	901	942,869
Navient Corp.	6.125%	3/25/2024	1,728	1,850,023
Navient Corp.	6.75%	6/25/2025	2,209	2,405,049
Navient Corp.	6.75%	6/15/2026	872	952,115
OneMain Finance Corp.	7.125%	3/15/2026	1,617	1,914,132
OneMain Finance Corp.	5.375%	11/15/2029	377	425,067
Quicken Loans LLC†	5.25%	1/15/2028	1,111	1,188,076
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.†	3.625%	3/1/2029	852	870,637
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.†	3.875%	3/1/2031	921	957,840
USAA Capital Corp.†	2.125%	5/1/2030	609	640,800
Total				12,749,284

Discount Stores 1.02%
Amazon.com, Inc.	4.25%	8/22/2057	1,325	1,888,142
Amazon.com, Inc.	4.80%	12/5/2034	2,179	2,990,889
Amazon.com, Inc.	5.20%	12/3/2025	3,295	4,010,416
Costco Wholesale Corp.	1.75%	4/20/2032	1,511	1,571,737

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Discount Stores (continued)
Dollar General Corp.	3.50%	4/3/2030	$1,350	$1,551,382
Total				12,012,566

Diversified Capital Goods 0.65%
Dover Corp.	2.95%	11/4/2029	1,320	1,446,080
Hillman Group, Inc. (The)†	6.375%	7/15/2022	1,311	1,305,776
Leggett & Platt, Inc.	4.40%	3/15/2029	974	1,115,245
Siemens Financieringsmaatschappij NV (Netherlands)†(a)	3.25%	5/27/2025	1,235	1,372,036
Westinghouse Air Brake Technologies Corp.	3.45%	11/15/2026	1,338	1,469,962
Westinghouse Air Brake Technologies Corp.	4.95%	9/15/2028	794	942,820
Total				7,651,919

Electric: Distribution/Transportation 0.59%
Adani Transmission Ltd. (India)†(a)	4.25%	5/21/2036	965	1,025,089
Atlantic City Electric Co.	4.00%	10/15/2028	1,149	1,350,264
Empresa de Transmision Electrica SA (Panama)†(a)	5.125%	5/2/2049	1,205	1,504,087
Empresas Publicas de Medellin ESP (Colombia)†(a)	4.25%	7/18/2029	1,689	1,818,969
Monongahela Power Co.†	3.55%	5/15/2027	1,188	1,286,358
Total				6,984,767

Electric: Generation 2.61%
Adani Renewable Energy RJ Ltd./Kodangal Solar
Parks Pvt Ltd/Wardha Solar Maharash (India)†(a)	4.625%	10/15/2039	1,429	1,484,965
Calpine Corp.†	3.75%	3/1/2031	1,350	1,339,477
Calpine Corp.†	4.625%	2/1/2029	1,513	1,558,057
Calpine Corp.†	5.00%	2/1/2031	1,101	1,152,196
Calpine Corp.†	5.125%	3/15/2028	963	1,014,410
Clearway Energy Operating LLC†	4.75%	3/15/2028	656	704,177
Clearway Energy Operating LLC	5.75%	10/15/2025	844	889,892
Dayton Power & Light Co. (The)	3.95%	6/15/2049	898	1,045,294
DPL, Inc.	4.35%	4/15/2029	1,363	1,530,901
Greenko Solar Mauritius Ltd. (Mauritius)†(a)	5.95%	7/29/2026	909	986,339
NextEra Energy Operating Partners LP†	3.875%	10/15/2026	2,442	2,611,414
NextEra Energy Operating Partners LP†	4.50%	9/15/2027	1,709	1,917,105
NRG Energy, Inc.†	3.75%	6/15/2024	1,802	1,973,644
NRG Energy, Inc.†	4.45%	6/15/2029	518	601,574
NRG Energy, Inc.†	5.25%	6/15/2029	697	768,314
NRG Energy, Inc.	5.75%	1/15/2028	3,273	3,581,889
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025	1,204	1,281,110

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Generation (continued)
Pattern Energy Operations LP/Pattern Energy
Operations, Inc.†	4.50%	8/15/2028	$673	$711,277
TerraForm Power Operating LLC†	4.75%	1/15/2030	1,484	1,591,160
TerraForm Power Operating LLC†	5.00%	1/31/2028	561	631,420
Topaz Solar Farms LLC†	5.75%	9/30/2039	2,934	3,371,963
Total				30,746,578

Electric: Integrated 2.33%
Arizona Public Service Co.	2.95%	9/15/2027	1,333	1,465,562
Ausgrid Finance Pty Ltd. (Australia)†(a)	4.35%	8/1/2028	1,217	1,413,027
Black Hills Corp.	4.35%	5/1/2033	1,155	1,400,428
El Paso Electric Co.	5.00%	12/1/2044	1,203	1,430,918
Electricite de France SA (France)†(a)	3.625%	10/13/2025	1,044	1,171,331
Enel Finance International NV (Netherlands)†(a)	2.65%	9/10/2024	1,493	1,591,492
Enel Finance International NV (Netherlands)†(a)	3.50%	4/6/2028	1,829	2,084,846
Entergy Arkansas LLC	4.00%	6/1/2028	1,589	1,862,054
Entergy Arkansas LLC	4.95%	12/15/2044	1,109	1,208,859
FirstEnergy Corp.	3.90%	7/15/2027	2,118	2,336,411
Florida Power & Light Co.	2.85%	4/1/2025	1,098	1,196,561
HAT Holdings I LLC/HAT Holdings II LLC†	6.00%	4/15/2025	808	865,570
Indianapolis Power & Light Co.†	4.05%	5/1/2046	1,608	1,967,042
Louisville Gas & Electric Co.	4.375%	10/1/2045	1,017	1,285,394
Ohio Power Co.	4.15%	4/1/2048	1,223	1,551,805
Puget Energy, Inc.	4.10%	6/15/2030	1,733	1,962,345
Puget Sound Energy, Inc.	4.223%	6/15/2048	1,174	1,502,283
Union Electric Co.	2.625%	3/15/2051	1,064	1,115,328
Total				27,411,256

Electronics 1.42%
Amphenol Corp.	2.05%	3/1/2025	936	989,382
Amphenol Corp.	2.80%	2/15/2030	1,875	2,069,595
Flex Ltd.	4.875%	5/12/2030	1,277	1,537,527
FLIR Systems, Inc.	2.50%	8/1/2030	1,137	1,194,240
KLA Corp.	4.10%	3/15/2029	776	931,133
Lam Research Corp.	4.875%	3/15/2049	808	1,167,986
Micron Technology, Inc.	5.327%	2/6/2029	1,763	2,207,146
NVIDIA Corp.	3.20%	9/16/2026	1,872	2,121,725
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands)†(a)	3.40%	5/1/2030	1,117	1,268,532
Trimble, Inc.	4.75%	12/1/2024	1,455	1,664,161

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electronics (continued)
Xilinx, Inc.	2.95%	6/1/2024	$1,445	$1,555,102
Total				16,706,529

Energy: Exploration & Production 4.28%
Apache Corp.	4.25%	1/15/2030	1,920	2,019,600
Apache Corp.	4.75%	4/15/2043	698	725,041
Apache Corp.	5.10%	9/1/2040	3,118	3,349,901
Centennial Resource Production LLC†	5.375%	1/15/2026	2,211	1,547,700
Centennial Resource Production LLC†	6.875%	4/1/2027	2,838	2,044,509
Continental Resources, Inc.	4.375%	1/15/2028	2,148	2,194,805
Continental Resources, Inc.†	5.75%	1/15/2031	1,569	1,744,500
Diamondback Energy, Inc.	3.50%	12/1/2029	1,267	1,354,909
Diamondback Energy, Inc.	4.75%	5/31/2025	515	580,243
Endeavor Energy Resources LP/EER Finance, Inc.†	5.50%	1/30/2026	1,131	1,162,696
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	1,114	1,203,343
EQT Corp.	7.875%	2/1/2025	1,604	1,828,793
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.00%	12/1/2024	1,670	1,663,562
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.75%	10/1/2025	340	345,064
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028	1,174	1,204,477
Indigo Natural Resources LLC†	6.875%	2/15/2026	2,018	2,068,450
Jagged Peak Energy LLC	5.875%	5/1/2026	753	781,588
Laredo Petroleum, Inc.	10.125%	1/15/2028	2,341	1,994,532
Matador Resources Co.	5.875%	9/15/2026	838	822,288
MEG Energy Corp. (Canada)†(a)	7.00%	3/31/2024	1,504	1,522,800
MEG Energy Corp. (Canada)†(a)	7.125%	2/1/2027	3,299	3,414,465
Murphy Oil Corp.	5.75%	8/15/2025	1,165	1,162,210
Murphy Oil Corp.	6.875%	8/15/2024	849	865,089
Parsley Energy LLC/Parsley Finance Corp.†	5.625%	10/15/2027	802	878,992
PDC Energy, Inc.	5.75%	5/15/2026	2,368	2,449,400
Range Resources Corp.	5.00%	3/15/2023	911	889,933
Seven Generations Energy Ltd. (Canada)†(a)	5.375%	9/30/2025	1,272	1,298,222
SM Energy Co.	6.125%	11/15/2022	755	735,004
SM Energy Co.	6.625%	1/15/2027	314	251,985
SM Energy Co.	6.75%	9/15/2026	2,051	1,666,438
Southwestern Energy Co.	6.45%	1/23/2025	1,106	1,149,549
Southwestern Energy Co.	7.75%	10/1/2027	1,120	1,211,364
Southwestern Energy Co.	8.375%	9/15/2028	1,608	1,747,695
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(a)	3.25%	8/15/2030	1,185	1,257,254

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Energy: Exploration & Production (continued)
Texaco Capital, Inc.	8.625%	11/15/2031	$722	$1,162,921
Total				50,299,322

Environmental 0.10%
Waste Pro USA, Inc.†	5.50%	2/15/2026	1,143	1,172,038

Food & Drug Retailers 0.43%
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.625%	1/15/2027	712	758,141
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.875%	2/15/2030	1,224	1,349,925
Rite Aid Corp.	7.70%	2/15/2027	1,318	1,265,820
Rite Aid Corp.†	8.00%	11/15/2026	1,549	1,658,654
Total				5,032,540

Food: Wholesale 2.01%
Arcor SAIC (Argentina)†(a)	6.00%	7/6/2023	1,380	1,360,349
BRF SA (Brazil)†(a)	4.875%	1/24/2030	1,086	1,180,357
Campbell Soup Co.	3.125%	4/24/2050	2,821	2,985,385
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	1,312	1,379,850
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)†(a)	5.625%	8/15/2026	1,241	1,276,443
JBS USA LUX SA/JBS USA Finance, Inc.†	6.75%	2/15/2028	3,083	3,467,666
Kraft Heinz Foods Co.	4.375%	6/1/2046	1,277	1,381,700
Kraft Heinz Foods Co.†	4.875%	10/1/2049	580	676,670
Kraft Heinz Foods Co.	5.00%	6/4/2042	1,219	1,430,272
Kraft Heinz Foods Co.	5.20%	7/15/2045	869	1,033,328
Lamb Weston Holdings, Inc.†	4.625%	11/1/2024	633	661,485
McCormick & Co., Inc.	2.50%	4/15/2030	1,046	1,121,322
McCormick & Co., Inc.	4.20%	8/15/2047	1,393	1,771,948
Smithfield Foods, Inc.†	5.20%	4/1/2029	2,168	2,582,387
Sysco Corp.	2.40%	2/15/2030	1,250	1,302,614
Total				23,611,776

Forestry/Paper 0.29%
Norbord, Inc. (Canada)†(a)	6.25%	4/15/2023	1,060	1,153,964
Suzano Austria GmbH (Brazil)(a)	3.75%	1/15/2031	1,147	1,218,401
Weyerhaeuser Co.	7.375%	3/15/2032	716	1,074,463
Total				3,446,828

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Gaming 2.57%
Boyd Gaming Corp.	4.75%		12/1/2027	$1,201	$1,250,013
Boyd Gaming Corp.	6.00%		8/15/2026	715	743,600
Caesars Entertainment, Inc.†	8.125%		7/1/2027	3,047	3,377,074
Caesars Resort Collection LLC/CRC Finco, Inc.†	5.25%		10/15/2025	1,593	1,611,965
Caesars Resort Collection LLC/CRC Finco, Inc.†	5.75%		7/1/2025	619	656,652
Churchill Downs, Inc.†	4.75%		1/15/2028	399	420,871
Churchill Downs, Inc.†	5.50%		4/1/2027	671	711,975
GLP Capital LP/GLP Financing II, Inc.	4.00%		1/15/2031	1,278	1,396,975
GLP Capital LP/GLP Financing II, Inc.	5.75%		6/1/2028	1,666	1,978,150
Las Vegas Sands Corp.	3.50%		8/18/2026	2,000	2,141,273
Las Vegas Sands Corp.	3.90%		8/8/2029	1,226	1,318,808
Melco Resorts Finance Ltd. (Hong Kong)†(a)	5.75%		7/21/2028	1,262	1,346,238
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.†	4.625%		6/15/2025	889	953,008
Mohegan Gaming & Entertainment†	7.875%		10/15/2024	1,250	1,307,812
Penn National Gaming, Inc.†	5.625%		1/15/2027	2,251	2,352,520
Scientific Games International, Inc.†	7.00%		5/15/2028	1,136	1,223,358
Scientific Games International, Inc.†	7.25%		11/15/2029	1,145	1,258,573
Stars Group Holdings BV/Stars Group US Co-Borrower LLC (Netherlands)†(a)	7.00%		7/15/2026	1,147	1,209,368
Wynn Macau Ltd. (Macau)†(a)	5.125%		12/15/2029	1,194	1,221,492
Wynn Macau Ltd. (Macau)†(a)	5.50%		10/1/2027	2,772	2,882,326
Wynn Macau Ltd. (Macau)†(a)	5.625%		8/26/2028	763	801,097
Total					30,163,148

Gas Distribution 1.96%
AI Candelaria Spain SLU (Spain)†(a)	7.50%		12/15/2028	1,300	1,517,763
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	3,170	2,391,115
Colonial Enterprises, Inc.†	3.25%		5/15/2030	748	846,578
Dominion Energy Gas Holdings LLC	3.60%		12/15/2024	1,175	1,300,368
ENN Energy Holdings Ltd. (China)†(a)	2.625%		9/17/2030	1,242	1,249,848
Florida Gas Transmission Co. LLC†	4.35%		7/15/2025	1,145	1,301,336
National Fuel Gas Co.	5.50%		1/15/2026	2,268	2,618,323
NGPL PipeCo LLC†	4.875%		8/15/2027	2,012	2,279,917
Northern Natural Gas Co.†	4.30%		1/15/2049	811	987,293
ONE Gas, Inc.	4.50%		11/1/2048	1,149	1,539,520
Sabal Trail Transmission LLC†	4.246%		5/1/2028	1,125	1,291,943
Sabine Pass Liquefaction LLC†	4.50%		5/15/2030	909	1,078,089

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Gas Distribution (continued)
Transportadora de Gas Internacional SA ESP (Colombia)†(a)	5.55%	11/1/2028	$2,056	$2,431,240
Western Midstream Operating LP	5.05%	2/1/2030	2,002	2,229,898
Total				23,063,231

Health Facilities 3.08%
AHP Health Partners, Inc.†	9.75%	7/15/2026	1,193	$1,321,021
Ascension Health	3.945%	11/15/2046	1,017	1,313,579
Dignity Health	3.812%	11/1/2024	675	735,731
HCA, Inc.	5.50%	6/15/2047	3,383	4,518,892
HCA, Inc.	7.05%	12/1/2027	390	472,998
HCA, Inc.	7.58%	9/15/2025	552	667,920
HCA, Inc.	7.69%	6/15/2025	1,240	1,492,520
HCA, Inc.	8.36%	4/15/2024	261	306,675
LifePoint Health, Inc.†	4.375%	2/15/2027	1,635	1,663,612
MEDNAX, Inc.†	6.25%	1/15/2027	1,857	1,993,917
Memorial Sloan-Kettering Cancer Center	4.20%	7/1/2055	1,478	1,981,079
Mount Sinai Hospitals Group, Inc.	3.737%	7/1/2049	1,566	1,797,707
MPT Operating Partnership LP/MPT Finance Corp.	5.00%	10/15/2027	1,192	1,270,106
New York & Presbyterian Hospital (The)	4.063%	8/1/2056	1,020	1,337,380
NYU Langone Hospitals	4.368%	7/1/2047	1,191	1,456,779
Providence St. Joseph Health Obligated Group	2.532%	10/1/2029	1,160	1,242,467
Quest Diagnostics, Inc.	2.80%	6/30/2031	896	983,067
Rede D’or Finance Sarl (Luxembourg)†(a)	4.95%	1/17/2028	1,512	1,621,355
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.†	9.75%	12/1/2026	996	1,099,958
Surgery Center Holdings, Inc.†	10.00%	4/15/2027	1,129	1,249,662
Tenet Healthcare Corp.†	6.125%	10/1/2028	2,221	2,322,122
Tenet Healthcare Corp.†	6.25%	2/1/2027	2,370	2,515,506
Tenet Healthcare Corp.	6.75%	6/15/2023	1,513	1,629,198
Universal Health Services, Inc.†	2.65%	10/15/2030	1,146	1,191,827
Total				36,185,078

Health Services 0.47%
CVS Health Corp.	3.625%	4/1/2027	1,079	1,229,098
Hadrian Merger Sub, Inc.†	8.50%	5/1/2026	1,379	1,428,727
Montefiore Obligated Group	5.246%	11/1/2048	1,553	1,878,146
RP Escrow Issuer LLC†	5.25%	12/15/2025	975	1,020,991
Total				5,556,962

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Hotels 1.12%
ESH Hospitality, Inc.†	4.625%		10/1/2027	$1,053	$1,080,641
Hilton Domestic Operating Co., Inc.	4.875%		1/15/2030	2,132	2,333,208
Hilton Domestic Operating Co., Inc.	5.125%		5/1/2026	1,804	1,867,140
Host Hotels & Resorts LP	3.50%		9/15/2030	1,746	1,842,207
Marriott International, Inc.	3.50%		10/15/2032	1,678	1,839,195
Marriott International, Inc.	5.75%		5/1/2025	1,046	1,223,984
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer†	5.875%		10/1/2028	1,138	1,214,104
Wyndham Destinations, Inc.	6.00%		4/1/2027	1,612	1,810,478
Total					13,210,957

Insurance Brokerage 0.34%
Brown & Brown, Inc.	2.375%		3/15/2031	1,370	1,436,194
Farmers Insurance Exchange†	4.747% (3 Mo. LIBOR + 3.23%	)#	11/1/2057	1,230	1,327,329
HUB International Ltd.†	7.00%		5/1/2026	1,133	1,186,019
Total					3,949,542

Integrated Energy 1.25%
Cenovus Energy, Inc. (Canada)(a)	5.375%		7/15/2025	1,065	1,201,438
Cenovus Energy, Inc. (Canada)(a)	5.40%		6/15/2047	1,743	2,046,197
Exxon Mobil Corp.	3.043%		3/1/2026	1,101	1,220,455
Lukoil Securities BV (Netherlands)†(a)	3.875%		5/6/2030	2,750	2,978,608
Petroleos Mexicanos (Mexico)(a)	6.875%		8/4/2026	2,923	3,197,762
Saudi Arabian Oil Co. (Saudi Arabia)†(a)	4.375%		4/16/2049	1,441	1,743,368
Shell International Finance BV (Netherlands)(a)	6.375%		12/15/2038	1,473	2,292,655
Total					14,680,483

Investments & Miscellaneous Financial Services 0.38%
AG Issuer LLC†	6.25%		3/1/2028	1,140	1,155,675
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%		9/15/2024	2,010	1,760,539
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045	1,377	1,563,823
Total					4,480,037

Life Insurance 0.63%
AIA Group Ltd. (Hong Kong)†(a)	3.20%		9/16/2040	1,146	1,203,449
AIA Group Ltd. (Hong Kong)†(a)	3.375%		4/7/2030	1,304	1,466,622
Northwestern Mutual Life Insurance Co. (The)†	3.85%		9/30/2047	1,456	1,717,794
Teachers Insurance & Annuity Association of America†	4.27%		5/15/2047	889	1,113,579

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Life Insurance (continued)
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044		$1,424	$1,930,877
Total					7,432,321

Machinery 0.74%
IDEX Corp.	3.00%	5/1/2030		1,082	1,191,993
Itron, Inc.†	5.00%	1/15/2026		1,123	1,149,671
Mueller Water Products, Inc.†	5.50%	6/15/2026		1,089	1,132,353
Roper Technologies, Inc.	1.75%	2/15/2031		3,057	3,046,176
Roper Technologies, Inc.	4.20%	9/15/2028		925	1,103,861
Xylem, Inc.	3.25%	11/1/2026		1,004	1,129,860
Total					8,753,914

Managed Care 1.00%
Anthem, Inc.	2.25%	5/15/2030		1,799	1,912,079
Centene Corp.	3.375%	2/15/2030		2,131	2,245,339
Centene Corp.	4.25%	12/15/2027		1,513	1,607,282
Centene Corp.	4.625%	12/15/2029		2,201	2,446,422
Centene Corp.†	5.375%	6/1/2026		1,131	1,194,291
Kaiser Foundation Hospitals	4.15%	5/1/2047		873	1,139,998
Molina Healthcare, Inc.†	3.875%	11/15/2030		1,131	1,215,825
Total					11,761,236

Media: Content 1.63%
Activision Blizzard, Inc.	2.50%	9/15/2050		1,687	1,648,957
AMC Networks, Inc.	4.75%	8/1/2025		1,317	1,362,048
Diamond Sports Group LLC/Diamond Sports Finance Co.†	5.375%	8/15/2026		2,019	1,644,223
Diamond Sports Group LLC/Diamond Sports Finance Co.†	6.625%	8/15/2027		2,255	1,367,094
Netflix, Inc.(d)	3.625%	5/15/2027	EUR	3,466	4,734,599
Netflix, Inc.†(d)	3.625%	6/15/2030	EUR	1,020	1,421,021
Netflix, Inc.†(d)	3.875%	11/15/2029	EUR	765	1,082,830
Netflix, Inc.	4.875%	4/15/2028		2,136	2,412,249
Nexstar Broadcasting, Inc.†	5.625%	7/15/2027		1,682	1,804,475
Univision Communications, Inc.†	5.125%	2/15/2025		1,697	1,712,909
Total					19,190,405

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media: Diversified 0.32%
Cable Onda SA (Panama)†(a)	4.50%	1/30/2030	$1,365	$1,507,472
Prosus NV (Netherlands)†(a)	3.68%	1/21/2030	2,056	2,241,189
Total				3,748,661

Medical Products 0.47%
Alcon Finance Corp.†	2.60%	5/27/2030	1,552	1,654,950
Boston Scientific Corp.	7.00%	11/15/2035	1,473	2,168,741
Edwards Lifesciences Corp.	4.30%	6/15/2028	1,411	1,671,325
Total				5,495,016

Metals/Mining (Excluding Steel) 1.85%
Anglo American Capital plc (United Kingdom)†(a)	3.95%	9/10/2050	1,101	1,238,694
Anglo American Capital plc (United Kingdom)†(a)	5.625%	4/1/2030	1,100	1,402,760
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(a)	8.75%	7/15/2026	1,143	1,239,944
Cleveland-Cliffs, Inc.†	6.75%	3/15/2026	814	880,138
Cleveland-Cliffs, Inc.†	9.875%	10/17/2025	783	921,983
Corp. Nacional del Cobre de Chile (Chile)†(a)	3.75%	1/15/2031	998	1,131,023
First Quantum Minerals Ltd. (Canada)†(a)	6.875%	10/15/2027	1,159	1,258,964
Freeport-McMoRan, Inc.	4.125%	3/1/2028	1,375	1,444,609
Freeport-McMoRan, Inc.	4.25%	3/1/2030	2,039	2,198,939
Freeport-McMoRan, Inc.	4.375%	8/1/2028	1,084	1,153,782
Freeport-McMoRan, Inc.	4.625%	8/1/2030	1,277	1,403,774
Fresnillo plc (Mexico)†(a)	4.25%	10/2/2050	776	853,406
Hecla Mining Co.	7.25%	2/15/2028	1,233	1,348,594
Mirabela Nickel Ltd. (Australia)(a)	1.00%	9/10/2044	15	2	(e)
Newmont Corp.	2.25%	10/1/2030	2,118	2,231,590
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%	4/1/2025	1,175	1,196,285
Teck Resources Ltd. (Canada)(a)	3.90%	7/15/2030	691	770,369
Warrior Met Coal, Inc.†	8.00%	11/1/2024	1,107	1,132,771
Total				21,807,627

Monoline Insurance 0.17%
Fidelity National Financial, Inc.	4.50%	8/15/2028	1,693	1,981,361

Multi-Line Insurance 0.11%
Assurant, Inc.	3.70%	2/22/2030	1,158	1,292,805

Non-Electric Utilities 0.13%
Brooklyn Union Gas Co. (The)†	3.407%	3/10/2026	1,368	1,529,394

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil Field Equipment & Services 0.67%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(a)	4.60%	11/2/2047	$1,779	$2,216,705
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(a)	3.25%	9/30/2040	2,701	2,857,737
Oceaneering International, Inc.	4.65%	11/15/2024	1,024	934,400
Oceaneering International, Inc.	6.00%	2/1/2028	2,094	1,876,748
Total				7,885,590

Oil Refining & Marketing 0.16%
PBF Holding Co. LLC/PBF Finance Corp.†	9.25%	5/15/2025	1,952	1,917,108

Packaging 0.43%
Ball Corp.	2.875%	8/15/2030	1,548	1,546,065
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	1,295	1,581,273
Sealed Air Corp.†	6.875%	7/15/2033	1,060	1,402,512
Trivium Packaging Finance BV (Netherlands)†(a)	5.50%	8/15/2026	534	565,706
Total				5,095,556

Personal & Household Products 1.39%
Clorox Co. (The)	1.80%	5/15/2030	1,125	1,162,784
Hasbro, Inc.	3.90%	11/19/2029	2,327	2,637,956
Hasbro, Inc.	5.10%	5/15/2044	1,761	2,018,730
Mattel, Inc.†	5.875%	12/15/2027	512	569,920
Mattel, Inc.†	6.75%	12/31/2025	1,676	1,770,644
Newell Brands, Inc.	4.70%	4/1/2026	4,710	5,194,800
Newell Brands, Inc.	5.875%	4/1/2036	1,082	1,317,335
SC Johnson & Son, Inc.†	4.75%	10/15/2046	1,177	1,637,873
Total				16,310,042

Pharmaceuticals 0.59%
AstraZeneca plc (United Kingdom)(a)	2.125%	8/6/2050	3,312	3,101,380
Pfizer, Inc.	2.625%	4/1/2030	935	1,043,796
Regeneron Pharmaceuticals, Inc.	2.80%	9/15/2050	1,403	1,364,899
Zoetis, Inc.	3.90%	8/20/2028	1,159	1,366,618
Total				6,876,693

Property & Casualty 0.36%
Arch Capital Finance LLC	4.011%	12/15/2026	1,172	1,364,210
CNA Financial Corp.	2.05%	8/15/2030	701	715,817
Selective Insurance Group, Inc.	5.375%	3/1/2049	1,669	2,137,967
Total				4,217,994

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Rail 0.16%
Central Japan Railway Co. (Japan)†(a)	4.25%	11/24/2045		$1,524	$1,904,239

Real Estate Development & Management 0.10%
CoStar Group, Inc.†	2.80%	7/15/2030		1,100	1,144,186

Real Estate Investment Trusts 0.67%
Alexandria Real Estate Equities, Inc.	3.80%	4/15/2026		543	625,104
Alexandria Real Estate Equities, Inc.	3.95%	1/15/2028		1,194	1,388,014
American Homes 4 Rent LP	4.90%	2/15/2029		859	1,038,237
CyrusOne LP/CyrusOne Finance Corp.	2.15%	11/1/2030		1,373	1,341,682
Goodman US Finance Four LLC†	4.50%	10/15/2037		1,137	1,327,459
Goodman US Finance Three LLC†	3.70%	3/15/2028		769	839,119
Prologis LP	4.375%	2/1/2029		1,106	1,359,131
Total					7,918,746

Recreation & Travel 0.85%
Carnival Corp.†	7.625%	3/1/2026		748	816,341
Carnival Corp.†	9.875%	8/1/2027		1,155	1,330,416
Carnival Corp.†	11.50%	4/1/2023		2,462	2,850,442
Merlin Entertainments Ltd. (United Kingdom)†(a)	5.75%	6/15/2026		360	379,174
Royal Caribbean Cruises Ltd.†	9.125%	6/15/2023		796	864,655
Royal Caribbean Cruises Ltd.†	11.50%	6/1/2025		2,070	2,422,521
Viking Cruises Ltd.†	13.00%	5/15/2025		1,125	1,346,484
Total					10,010,033

Reinsurance 0.55%
AXIS Specialty Finance plc (United Kingdom)(a)	5.15%	4/1/2045		1,595	1,932,722
Berkshire Hathaway, Inc.	3.125%	3/15/2026		907	1,013,638
PartnerRe Finance B LLC	3.70%	7/2/2029		1,237	1,424,830
Transatlantic Holdings, Inc.	8.00%	11/30/2039		1,334	2,113,398
Total					6,484,588

Restaurants 0.67%
IRB Holding Corp.†	6.75%	2/15/2026		1,177	1,216,253
IRB Holding Corp.†	7.00%	6/15/2025		843	922,474
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC†	4.75%	6/1/2027		2,083	2,205,720
Starbucks Corp.	4.45%	8/15/2049		1,287	1,697,827
Stonegate Pub Co. Financing 2019 PLC(d)	8.25%	7/31/2025	GBP	978	1,358,814
Stonegate Pub Co. Financing plc(d)	8.00%	7/13/2025	GBP	383	523,229
Total					7,924,317

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Software/Services 2.39%
Autodesk, Inc.	3.50%	6/15/2027	$1,446	$1,630,302
Banff Merger Sub, Inc.†	9.75%	9/1/2026	1,658	1,792,663
Global Payments, Inc.	2.90%	5/15/2030	1,747	1,901,071
Global Payments, Inc.	4.15%	8/15/2049	1,042	1,284,942
Go Daddy Operating Co. LLC/GD Finance Co., Inc.†	5.25%	12/1/2027	937	987,949
GrubHub Holdings, Inc.†	5.50%	7/1/2027	1,218	1,278,900
Intuit, Inc.	0.95%	7/15/2025	575	582,729
Intuit, Inc.	1.65%	7/15/2030	1,150	1,182,178
Match Group Holdings II LLC†	5.00%	12/15/2027	1,647	1,756,361
PayPal Holdings, Inc.	3.25%	6/1/2050	2,136	2,468,961
PTC, Inc.†	3.625%	2/15/2025	570	587,047
PTC, Inc.†	4.00%	2/15/2028	1,077	1,130,850
salesforce.com, Inc.	3.70%	4/11/2028	1,580	1,864,663
ServiceNow, Inc.	1.40%	9/1/2030	1,297	1,266,221
Tencent Holdings Ltd. (China)†(a)	3.925%	1/19/2038	1,995	2,291,583
VeriSign, Inc.	4.75%	7/15/2027	1,117	1,200,440
VeriSign, Inc.	5.25%	4/1/2025	843	959,439
Veritas US, Inc./Veritas Bermuda Ltd.†	7.50%	9/1/2025	1,087	1,116,893
Veritas US, Inc./Veritas Bermuda Ltd.†	10.50%	2/1/2024	1,372	1,400,352
Visa, Inc.	3.15%	12/14/2025	1,289	1,446,707
Total				28,130,251

Specialty Retail 1.70%
AutoNation, Inc.	4.75%	6/1/2030	684	823,604
B2W Digital Lux Sarl (Luxembourg)†(a)	4.375%	12/20/2030	1,125	1,165,781
Best Buy Co., Inc.	1.95%	10/1/2030	1,363	1,371,711
Best Buy Co., Inc.	4.45%	10/1/2028	1,332	1,594,032
Carvana Co.†	5.625%	10/1/2025	1,252	1,286,430
Carvana Co.†	5.875%	10/1/2028	1,134	1,178,895
Gap, Inc. (The)†	8.625%	5/15/2025	1,186	1,324,489
Gap, Inc. (The)†	8.875%	5/15/2027	1,054	1,223,957
JD.com, Inc. (China)(a)	3.375%	1/14/2030	1,197	1,302,543
JD.com, Inc. (China)(a)	4.125%	1/14/2050	1,118	1,251,705
Meituan (China)†(a)	3.05%	10/28/2030	940	978,164
Murphy Oil USA, Inc.	4.75%	9/15/2029	1,180	1,257,957
NIKE, Inc.	2.40%	3/27/2025	668	720,190
Penske Automotive Group, Inc.	3.50%	9/1/2025	751	764,143
Tiffany & Co.	4.90%	10/1/2044	1,816	2,499,769
WW International, Inc.†	8.625%	12/1/2025	1,220	1,272,307
Total				20,015,677

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Steel Producers/Products 0.17%
CSN Islands XI Corp. (Brazil)†(a)	6.75%	1/28/2028	$901	$976,684
CSN Resources SA (Brazil)†(a)	7.625%	4/17/2026	536	576,870
Reliance Steel & Aluminum Co.	2.15%	8/15/2030	425	437,334
Total				1,990,888

Support: Services 1.69%
Ahern Rentals, Inc.†	7.375%	5/15/2023	1,440	1,055,700
Brink’s Co. (The)†	4.625%	10/15/2027	1,078	1,128,531
Cleveland Clinic Foundation (The)	4.858%	1/1/2114	1,100	1,552,773
Georgetown University (The)	2.943%	4/1/2050	1,246	1,259,373
H&E Equipment Services, Inc.†	3.875%	12/15/2028	1,801	1,816,813
Hertz Corp. (The)†(k)	5.50%	10/15/2024	1,243	673,551
Hertz Corp. (The)†(k)	6.00%	1/15/2028	1,960	1,062,075
Hertz Corp. (The)(k)	6.25%	10/15/2022	360	195,300
Johns Hopkins University	2.813%	1/1/2060	692	732,407
Maxim Crane Works Holdings Capital LLC†	10.125%	8/1/2024	1,080	1,127,363
Metropolitan Museum of Art (The)	3.40%	7/1/2045	1,975	2,197,905
Presidio Holdings, Inc.†	4.875%	2/1/2027	1,121	1,191,062
Quanta Services, Inc.	2.90%	10/1/2030	914	980,224
Uber Technologies, Inc.†	6.25%	1/15/2028	808	879,710
Uber Technologies, Inc.†	7.50%	9/15/2027	324	356,805
Uber Technologies, Inc.†	8.00%	11/1/2026	1,265	1,379,641
United Rentals North America, Inc.	4.875%	1/15/2028	1,039	1,107,834
Verisk Analytics, Inc.	3.625%	5/15/2050	997	1,162,058
Total				19,859,125

Technology Hardware & Equipment 0.89%
Apple, Inc.	1.80%	9/11/2024	1,053	1,106,161
Apple, Inc.	3.00%	6/20/2027	2,081	2,331,570
CDW LLC/CDW Finance Corp.	4.125%	5/1/2025	483	506,210
CDW LLC/CDW Finance Corp.	5.50%	12/1/2024	1,425	1,595,808
Motorola Solutions, Inc.	4.60%	5/23/2029	1,513	1,813,017
Switch Ltd.†	3.75%	9/15/2028	89	90,502
Western Digital Corp.	4.75%	2/15/2026	2,745	3,036,656
Total				10,479,924

Telecommunications Equipment 0.12%
Xiaomi Best Time International Ltd. (Hong Kong)†(a)	3.375%	4/29/2030	1,322	1,411,529

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Telecommunications: Integrated/Services 0.05%
Frontier Communications Corp.†	6.75%	5/1/2029		$523	$560,591

Telecommunications: Satellite 0.31%
Connect Finco SARL/Connect US Finco LLC (Luxembourg)†(a)	6.75%	10/1/2026		2,264	2,441,883
Hughes Satellite Systems Corp.	5.25%	8/1/2026		1,111	1,230,221
Total					3,672,104

Telecommunications: Wireless 1.31%
American Tower Corp.	2.95%	1/15/2025		1,132	1,226,715
Crown Castle International Corp.	4.15%	7/1/2050		762	927,917
SBA Communications Corp.(l)	3.875%	2/15/2027		2,561	2,693,145
Sprint Capital Corp.	6.875%	11/15/2028		5,062	6,683,637
T-Mobile USA, Inc.†	3.875%	4/15/2030		1,099	1,274,027
Vmed O2 UK Financing I plc (United Kingdom)†(a)	4.25%	1/31/2031		2,494	2,554,205
Total					15,359,646

Telecommunications: Wireline Integrated & Services 1.78%
Altice France Holding SA (Luxembourg)†(a)	6.00%	2/15/2028		934	947,622
Altice France Holding SA (Luxembourg)†(a)	10.50%	5/15/2027		2,539	2,854,788
Altice France SA (France)†(a)	8.125%	2/1/2027		3,262	3,600,123
CyrusOne LP/CyrusOne Finance Corp.	2.90%	11/15/2024		645	689,818
DKT Finance ApS (Denmark)†(a)	9.375%	6/17/2023		1,008	1,045,737
Equinix, Inc.(d)	2.875%	2/1/2026	EUR	1,560	1,939,983
Frontier Communications Corp.†	5.00%	5/1/2028		$1,549	1,617,737
Frontier Communications Corp.†	5.875%	10/15/2027		882	955,316
Verizon Communications, Inc.	2.625%	8/15/2026		3,135	3,436,109
VTR Comunicaciones SpA (Chile)†(a)	5.125%	1/15/2028		410	437,306
Windstream Escrow LLC/Windstream Escrow Finance Corp.†	7.75%	8/15/2028		1,122	1,131,958
Zayo Group Holdings, Inc.†	4.00%	3/1/2027		1,051	1,054,999
Zayo Group Holdings, Inc.†	6.125%	3/1/2028		1,183	1,253,057
Total					20,964,553

Theaters & Entertainment 0.22%
Live Nation Entertainment, Inc.†(l)	3.75%	1/15/2028		1,177	1,192,184
Pinnacle Bidco PLC†(d)	5.50%	2/15/2025	EUR	1,129	1,366,864
Total					2,559,048

Tobacco 0.07%
BAT Capital Corp.	4.70%	4/2/2027		$713	839,212

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Transportation: Infrastructure/Services 0.79%
Adani Ports & Special Economic Zone Ltd. (India)†(a)	4.375%	7/3/2029	$1,680	$1,825,553
Aeropuerto Internacional de Tocumen SA (Panama)†(a)	6.00%	11/18/2048	1,918	2,297,410
Autoridad del Canal de Panama (Panama)†(a)	4.95%	7/29/2035	1,000	1,266,795
CH Robinson Worldwide, Inc.	4.20%	4/15/2028	1,736	2,055,491
Mersin Uluslararasi Liman Isletmeciligi AS (Turkey)†(a)	5.375%	11/15/2024	1,675	1,785,731
Total				9,230,980

Trucking & Delivery 0.17%
FedEx Corp. 2020-1 Class AA Pass Through Trust	1.875%	8/20/2035	1,976	2,044,294
Total High Yield Corporate Bonds (cost $749,061,580)				827,735,140

MUNICIPAL BONDS 3.17%

Air Transportation 0.18%
Miami Dade Cnty, FL	3.982%	10/1/2041	970	1,052,886
Miami-Dade Cnty, FL	4.28%	10/1/2041	950	1,047,081
Total				2,099,967

Education 0.78%
California State University	3.899%	11/1/2047	1,975	2,422,357
Ohio Univ	5.59%	12/1/2114	1,000	1,427,770
Permanent University Fund - Texas A&M University System	3.66%	7/1/2047	3,070	3,396,034
Univ of California Bd of Regents	6.548%	5/15/2048	600	975,084
University of California Bond of Regents	3.006%	5/15/2050	885	941,074
Total				9,162,319

General Obligation 0.88%
California	7.55%	4/1/2039	885	1,555,768
Chicago Transit Authority Sales Tax Receipts Fund	6.899%	12/1/2040	500	723,655
City of Portland	7.701%	6/1/2022	1,035	1,104,904
District of Columbia	5.591%	12/1/2034	795	1,075,364
Los Angeles Unif Sch Dist, CA	5.75%	7/1/2034	1,000	1,412,100
Pennsylvania	5.45%	2/15/2030	836	1,067,062
State of Illinois	5.10%	6/1/2033	2,175	2,342,410
The Bd of Governors of the Univ of North Carolina	3.847%	12/1/2034	855	1,072,820
Total				10,354,083

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Insurance 0.03%
City & County Honolulu HI Wastewater System Revenue REVENUE BONDS TXBL-REF-SER A	1.623%		7/1/2031	$390	$395,487

Lease Obligations 0.08%
Wisconsin	3.294%		5/1/2037	790	918,280

Miscellaneous 0.46%
Chicago Transit Authority Sales Tax Receipts Fund	6.20%		12/1/2040	1,030	1,435,717
Dallas Convention Center Hotel Dev Corp., TX	7.088%		1/1/2042	1,210	1,689,572
Pasadena Public Fing Auth	7.148%		3/1/2043	1,445	2,274,531	(c)
Total					5,399,820

Tax Revenue 0.46%
County of Miami-Dade FL(l)	2.786%		10/1/2037	575	587,943
Massachusetts Sch Bldg Auth	5.715%		8/15/2039	1,220	1,770,623
Memphis-Shelby County Industrial Development Board, TN	7.00%		7/1/2045	1,415	1,392,360
New York City Indl Dev Agy†	11.00%		3/1/2029	1,220	1,673,547
Total					5,424,473

Transportation 0.17%
Foothill-Eastern Transportation Corridor Agency	4.094%		1/15/2049	787	847,040
Port of Seattle, WA	3.755%		5/1/2036	1,105	1,179,168
Total					2,026,208

Utilities 0.13%
San Antonio, TX	5.718%		2/1/2041	980	1,455,045
Total Municipal Bonds (cost $33,004,082)					37,235,682

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 3.49%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(m)	12/25/2059	544	549,943
Atrium Hotel Portfolio Trust 2018-ATRM A†	1.109% (1 Mo. LIBOR + .95%	)#	6/15/2035	2,083	2,045,122
BANK 2020-BN30 A4	1.925%		12/10/2053	3,800	3,936,226
BBCMS Mortgage Trust 2018-C2 C	4.97%	#(m)	12/15/2051	1,011	1,138,445
BBCMS Mortgage Trust 2019-BWAY A†	1.115% (1 Mo. LIBOR + .96%	)#	11/15/2034	1,750	1,711,347
Benchmark Mortgage Trust 2019-B12 WMA†	4.246%	#(m)	8/15/2052	2,892	2,770,334	(c)
Benchmark Mortgage Trust 2020-B22 A5	1.973%		1/15/2054	200	208,024
BHMS 2018-ATLS A†	1.409% (1 Mo. LIBOR + 1.25%	)#	7/15/2035	803	783,632
BX Commercial Mortgage Trust 2020-VIV4 A†	2.843%		3/9/2044	555	574,791
CF Trust 2019-BOSS A1†	4.75% (1 Mo. LIBOR + 3.25%	)#	12/15/2021	1,340	1,240,710	(c)

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust 2016-P3 D†	2.804%	#(m)	4/15/2049	$828	$562,729
COMM Mortgage Trust 2014-UBS5 AM	4.193%	#(m)	9/10/2047	1,161	1,277,623
COMM Mortgage Trust 2020-SBX A†	1.67%		1/10/2038	450	466,192
COMM Mortgage Trust 2020-SBX C†	2.056%	#(m)	1/10/2038	350	363,342
COMM Mortgage Trust 2020-SBX D†	2.321%	#(m)	1/10/2038	500	516,832
Credit Suisse Mortgage Capital Certificates 2019-ICE4 D†	1.759% (1 Mo. LIBOR + 1.60%	)#	5/15/2036	924	917,079
Credit Suisse Mortgage Capital Certificates 2020-AFC1 A1†	2.24%	#(m)	2/25/2050	1,214	1,235,530
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(m)	1/25/2060	738	747,630
GCAT Trust 2020-NQM1 A1†	2.247%		1/25/2060	565	579,448
Great Wolf Trust 2019-WOLF A†	1.193% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	3,317	3,251,382
Great Wolf Trust 2019-WOLF D†	2.092% (1 Mo. LIBOR + 1.93%	)#	12/15/2036	555	518,705
GS Mortgage Securities Trust 2020-GSA2 A5	2.012%		12/12/2053	2,760	2,860,386
GS Mortgage Securities Trust 2020-GSA2 E	2.25%		12/12/2053	550	433,025
Hilton Orlando Trust 2018-ORL A†	0.929% (1 Mo. LIBOR + .77%	)#	12/15/2034	557	547,310
HPLY Trust 2019-HIT A†	1.159% (1 Mo. LIBOR + 1.00%	)#	11/15/2036	1,043	1,028,688
JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.871%	#(m)	3/15/2050	571	605,748
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK A†	3.392%		6/5/2032	1,000	1,001,323
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(m)	1/26/2060	482	493,918
One New York Plaza Trust 2020-1NYP B†	1.659% (1 Mo. LIBOR + 1.50%	)#	1/15/2026	600	602,471
One New York Plaza Trust 2020-1NYP C†	2.359% (1 Mo. LIBOR + 2.20%	)#	1/15/2026	1,380	1,386,609
One New York Plaza Trust 2020-1NYP D†	2.909% (1 Mo. LIBOR + 2.75%	)#	1/15/2026	500	502,774
PFP Ltd. 2019-6 A†	1.203% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	1,750	1,731,512
PFP Ltd. 2019-6 C†	2.253% (1 Mo. LIBOR + 2.10%	)#	4/14/2037	1,995	1,928,343
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(m)	2/25/2024	353	360,145
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(m)	2/25/2050	711	727,271
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	850	867,304

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2020

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust 2020-SDAL A†	1.169% (1 Mo. LIBOR + 1.01%	)#	2/15/2037	$582	$562,733
Total Non-Agency Commercial Mortgage-Backed Securities (cost $41,020,675)					41,034,626

	Dividend Rate			Shares (000)

PREFERRED STOCKS 0.08%

Transportation: Infrastructure/Services
ACBL Holdings Corp. Series A	Zero Coupon			14	376,998	(c)
ACBL Holdings Corp. Series B	Zero Coupon			17	583,188	(c)
Total Preferred Stocks (cost $765,325)					960,186

	Exercise Price		Expiration Date

WARRANT 0.00%

Personal & Household Products

Remington Outdoor Co., Inc. (cost $86,340)	$35.05		5/14/2022	16	–	(e)
Total Long-Term Investments (cost $1,058,361,394)					1,163,261,555

				Principal Amount (000)
SHORT-TERM INVESTMENTS 0.39%

REPURCHASE AGREEMENT 0.20%
Repurchase Agreement dated 12/31/2020, 0.00% due 1/4/2021 with Fixed Income Clearing Corp. collateralized by $2,340,000 of U.S. Treasury Note at .125% due 12/31/2022; value: $2,340,000; proceeds: $2,294,113 (cost $2,294,113)				$2,294	2,294,113

				Shares (000)

Money Market Fund 0.17%

Fidelity Government Portfolio(n) (cost $2,049,907)				2,050	2,049,907

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Shares (000)	Fair Value
Time Deposit 0.02%
CitiBank N.A.(n) (cost $227,768)	228	$227,768
Total Short-Term Investments (cost $4,571,788)		4,571,788
Total Investments in Securities 99.28% (cost $1,062,933,182)		1,167,833,343
Cash and Other Assets in Excess Liabilities(o) 0.72%		8,425,250
Net Assets 100.00%		$1,176,258,593

EUR	Euro.
GBP	British pound.
JPY	Japanese yen.
ADR	American Depositary Receipt.
CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2020, the total value of Rule 144A securities was $495,817,449, which represents 42.15% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2020.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Level 3 Investment as described in Note 2(o) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(d)	Investment in non-U.S. dollar denominated securities.
(e)	Level 3 Investment as described in Note 2(o) in the Notes to Financials. Security fair valued by the Pricing Committee.
(f)	Amount represents less than 1,000 shares.
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2020.
(h)	Interest rate to be determined.
(i)	Level 3 Investment as described in Note 2(o) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(j)	Security is perpetual in nature and has no stated maturity.
(k)	Defaulted (non-income producing security).
(l)	Securities purchased on a when-issued basis (See Note 2(i)).
(m)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(n)	Security was purchased with the cash collateral from loaned securities.
(o)	Cash and Other Assets in Excess Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

See Notes to Financial Statements.	41

Schedule of Investments (continued)

December 31, 2020

Centrally Cleared Credit Default Swaps on Indexes - Buy Protection at December 31, 2020 (1):

Referenced Index	Central Clearing Party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Depreciation(3)
Markit CDX. EM.34(4)(5)	Credit Suisse	1.00%	12/20/2025	$14,000,000	$13,663,989	$440,472	$(104,461)
Markit CDX. NA.IG.34(4)(6)	Credit Suisse	1.00%	6/20/2025	55,536,000	56,444,199	(540,765)	(367,434)
Markit CDX. NA.IG.35(4)(6)	Credit Suisse	1.00%	12/20/2025	57,334,000	58,738,756	(1,299,150)	(105,606)
						$(1,399,443)	$(577,501)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $0. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $577,501.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of emerging markets sovereign issuers.
(6)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of investment grade securities.

42	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Open Forward Foreign Currency Exchange Contracts at December 31, 2020:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
British pound	Sell	Bank of America	3/8/2021	173,000	$ 233,648	$ 236,671	$(3,023)
British pound	Sell	Bank of America	3/8/2021	103,000	138,820	140,909	(2,089)
British pound	Sell	Bank of America	3/8/2021	115,323	156,136	157,767	(1,631)
British pound	Sell	Toronto Dominion Bank	3/8/2021	1,807,000	2,429,683	2,472,056	(42,373)
British pound	Sell	Toronto Dominion Bank	3/8/2021	128,000	170,738	175,110	(4,372)
Euro	Sell	J.P. Morgan	3/4/2021	10,558,000	12,798,988	12,915,425	(116,437)
Euro	Sell	State Street Bank and Trust	3/4/2021	192,000	233,297	234,870	(1,573)
Japanese yen	Sell	Morgan Stanley	1/29/2021	4,850,000	46,331	46,985	(654)
Japanese yen	Sell	State Street Bank and Trust	1/29/2021	35,000,000	331,640	339,067	(7,427)
Japanese yen	Sell	State Street Bank and Trust	1/29/2021	40,600,000	389,201	393,318	(4,117)
Japanese yen	Sell	State Street Bank and Trust	1/29/2021	45,600,000	435,322	441,756	(6,434)
Japanese yen	Sell	State Street Bank and Trust	1/29/2021	4,600,000	43,979	44,563	(584)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(190,714)

Open Futures Contracts at December 31, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Ultra Treasury Note	March 2021	522	Short	$ (81,758,269)	$ (81,619,594)	$138,675
U.S. 2-Year Treasury Note	March 2021	1,437	Long	317,242,639	317,543,320	300,681
U.S. 5-Year Treasury Note	March 2021	987	Long	124,332,068	124,523,930	191,862
U.S. Ultra Treasury Bond	March 2021	296	Short	(63,503,023)	(63,214,500)	288,523
Total Unrealized Appreciation on Open Futures Contracts						$919,741

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
Euro-Bobl	March 2021	6	Short	EUR (810,050)	EUR (811,080)	$(1,259)
U.S. 10-Year Treasury Note	March 2021	211	Short	$(29,114,345)	$(29,134,484)	(20,139)
U.S. Long Bond	March 2021	32	Long	5,578,180	5,542,000	(36,180)
Total Unrealized Depreciation on Open Futures Contracts						$(57,578)

See Notes to Financial Statements.	43

Schedule of Investments (continued)

December 31, 2020

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$38,616,630	$–	$38,616,630
Common Stocks
Auto Parts & Equipment	–	505,537	–	505,537
Diversified Capital Goods	6,610,941	298,457	–	6,909,398
Personal & Household Products	–	1,250,842	1,110,258	2,361,100
Specialty Retail	1,323,767	233,456	–	1,557,223
Transportation: Infrastructure/Services	–	–	73,680	73,680
Remaining Industries	114,885,864	–	–	114,885,864
Convertible Bond	–	3,184,132	–	3,184,132
Floating Rate Loans
Personal & Household Products	–	2,436,776	23,215	2,459,991
Remaining Industries	–	53,001,870	–	53,001,870
Foreign Government Obligations	–	32,740,496	–	32,740,496
High Yield Corporate Bonds
Banking	–	58,438,424	125	58,438,549
Metals/Mining (Excluding Steel)	–	21,807,625	2	21,807,627
Remaining Industries	–	747,488,964	–	747,488,964
Municipal Bonds
Miscellaneous	–	3,125,289	2,274,531	5,399,820
Remaining Industries	–	31,835,862	–	31,835,862
Non-Agency Commercial Mortgage-Backed Securities	–	37,023,582	4,011,044	41,034,626
Preferred Stocks	–	–	960,186	960,186
Warrant	–	–	–	–
Short-Term Investments
Repurchase Agreement	–	2,294,113	–	2,294,113
Money Market Fund	2,049,907	–	–	2,049,907
Time Deposit	–	227,768	–	227,768
Total	$124,870,479	$1,034,509,823	$8,453,041	$1,167,833,343

44	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(577,501)	–	(577,501)
Forward Foreign Currency Exchange Contracts
Asset	–	–	–	–
Liabilities	–	(190,714)	–	(190,714)
Futures Contracts
Assets	919,741	–	–	919,741
Liabilities	(57,578)	–	–	(57,578)
Total	$862,163	$(768,215)	$–	$93,948

(1)	Refer to Note 2(o) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	45

Schedule of Investments (concluded)

December 31, 2020

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset- Backed Securities	Common Stocks	Floating Rate Loans	High Yield Corporate Bonds	Municipal Bonds	Non-Agency Commercial Mortgage- Backed Securities	Preferred Stocks	Warrant
Balance as of January 1, 2020	$857,698	$1,113,955	$7,800,218	$127	$–	$4,239,796	$–	$164
Accrued Discounts (Premiums)	–	–	6,095	–	(15,433)	1,430	–	–
Realized Gain (Loss)	(38,749)	(462,192)	(95,698)	–	136,640	–	(428,694)	–
Change in Unrealized Appreciation (Depreciation)	–	406,769	(126,737)	–	(107,552)	(230,182)	623,555	(164)
Purchases	–	111,994	543	–	–	–	765,325	–
Sales	(465,465)	–	(3,030,274)	–	(1,481,050)	–	–	–
Transfers into Level 3	–	13,412	–	–	3,741,926	–	–	–
Transfers out of Level 3	(353,484)	–	(4,530,932)	–	–	–	–	–
Balance as of December 31, 2020	$–	$1,183,938	$23,215	$127	$2,274,531	$4,011,044	$960,186	$–
Change in unrealized appreciation/depreciation for the year ended December 31, 2020, related to Level 3 investments held at December 31, 2020	$–	$(51,726)	$(61,313)	$–	$(107,552)	$(230,182)	$194,861	$(164)

46	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Investments in securities, at fair value including $2,158,862 of securities loaned (cost $1,062,933,182)	$1,167,833,343
Cash	502,250
Deposits with brokers for futures collateral	329,000
Deposits with brokers for swaps collateral	2,068,093
Receivables:
Interest and dividends	11,962,714
Investment securities sold	3,266,603
Variation margin for futures contracts	2,858,833
Capital shares sold	836,564
Securities lending income receivable	2,348
Prepaid expenses and other assets	13,567
Total assets	1,189,673,315
LIABILITIES:
Payables:
Investment securities purchased	8,945,920
Management fee	465,396
Capital shares reacquired	364,076
Directors’ fees	147,558
Fund administration	39,486
Variation margin for centrally cleared credit default swap agreements	76,366
Unrealized depreciation on forward foreign currency exchange contracts	190,714
Payable for collateral due to broker for securities lending	2,277,675
Accrued expenses	907,531
Total liabilities	13,414,722
Commitments and contingent liabilities
NET ASSETS	$1,176,258,593
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,109,954,270
Total distributable earnings (loss)	66,304,323
Net Assets	$1,176,258,593
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	94,227,338
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$12.48

See Notes to Financial Statements.	47

Statement of Operations

For the Year Ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $2,394)	$447,534
Securities lending net income	7,577
Interest and other (net of foreign withholding taxes of $3,044)	50,414,673
Total investment income	50,869,784
Expenses:
Management fee	5,279,566
Non 12b-1 service fees	2,794,710
Shareholder servicing	1,186,248
Fund administration	447,073
Reports to shareholders	111,116
Professional	106,540
Custody	47,297
Directors’ fees	39,870
Other	143,127
Gross expenses	10,155,547
Expense reductions (See Note 9)	(8,704)
Fees waived and expenses reimbursed (See Note 3)	(47,297)
Net expenses	10,099,546
Net investment income	40,770,238
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(218,220)
Net realized gain (loss) on futures contracts	(15,983,663)
Net realized gain (loss) on forward foreign currency exchange contracts	(735,507)
Net realized gain (loss) on swap contracts	1,915,730
Net realized gain (loss) on foreign currency related transactions	366,783
Net change in unrealized appreciation/depreciation on investments	52,468,957
Net change in unrealized appreciation/depreciation on futures contracts	(4,370,432)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(463,157)
Net change in unrealized appreciation/depreciation on swap contracts	(734,775)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	4,188
Net change in unrealized appreciation/depreciation on unfunded commitments	1,226
Net realized and unrealized gain (loss)	32,251,130
Net Increase in Net Assets Resulting From Operations	$73,021,368

48	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment income	$40,770,238	$44,132,660
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	(14,654,877)	(8,201,453)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	46,906,007	105,409,736
Net increase in net assets resulting from operations	73,021,368	141,340,943
Distributions to shareholders:	(42,673,172)	(45,228,305)
Capital share transactions (See Note 15):
Proceeds from sales of shares	103,786,766	122,181,693
Reinvestment of distributions	42,674,055	45,228,305
Cost of shares reacquired	(187,993,834)	(153,383,836)
Net increase (decrease) in net assets resulting from capital share transactions	(41,533,013)	14,026,162
Net increase (decrease) in net assets	(11,184,817)	110,138,800
NET ASSETS:
Beginning of year	$1,187,443,410	$1,077,304,610
End of year	$1,176,258,593	$1,187,443,410

See Notes to Financial Statements.	49

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment operations	Net invest- ment income	Net realized gain	Total distributions
12/31/2020	$12.08	$0.44	$ 0.43	$ 0.87	$(0.47)	$–	$(0.47)
12/31/2019	11.08	0.46	1.02	1.48	(0.48)	–	(0.48)
12/31/2018	12.38	0.49	(0.99)	(0.50)	(0.53)	(0.27)	(0.80)
12/31/2017	11.94	0.52	0.58	1.10	(0.53)	(0.13)	(0.66)
12/31/2016	11.14	0.52	0.83	1.35	(0.55)	–	(0.55)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

50	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$12.48	7.30	0.91	0.91	3.65	$1,176,259	96
12.08	13.35	0.92	0.92	3.84	1,187,443	232
11.08	(4.02)	0.92	0.93	4.04	1,077,305	153
12.38	9.21	0.90	0.92	4.13	1,173,221	121
11.94	12.13	0.90	0.93	4.41	1,066,633	120

See Notes to Financial Statements.	51

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2020. This report covers Bond-Debenture Portfolio (the “Fund”).

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

52

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2017 through December 31, 2020. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss), if applicable, on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

53

Notes to Financial Statements (continued)

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on forward foreign currency exchange contracts on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	TBA Sale Commitments–The Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements.

Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under

54

Notes to Financial Statements (continued)

“Investment Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

(k)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(l)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(m)	Credit Default Swaps–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

55

Notes to Financial Statements (continued)

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(n)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

56

Notes to Financial Statements (continued)

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2020, the Fund did not have any unfunded loan commitments.

(o)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2020 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

57

Notes to Financial Statements (continued)

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $500 million	.50%
Next $9.5 billion	.45%
Over $10 billion	.40%

For the fiscal year ended December 31, 2020, the effective management fee, net of waivers, was at an annualized rate of .47% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $47,297 of the fund administration fees during the fiscal year ended December 31, 2020.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2020 and 2019 were as follows:

	Year Ended 12/31/2020	Year Ended 12/31/2019
Distributions paid from:
Ordinary income	$42,673,172	$44,694,373
Net long-term capital gains
Tax Return of Capital	–	533,932
Total distributions paid	$42,673,172	$45,228,305

58

Notes to Financial Statements (continued)

As of December 31, 2020, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$0
Total undistributed earnings	0
Capital Loss Carryforward*	(34,548,273)
Temporary differences	(147,557)
Unrealized gains – net	101,000,153
Total accumulated gains – net	$66,304,323

*	The capital losses will carry forward indefinitely.

As of December 31, 2020, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,066,933,386
Gross unrealized gain	113,120,915
Gross unrealized loss	(12,127,010)
Net unrealized security gain	$100,993,905

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, other financial instruments, premium amortization and wash sales.

Permanent items identified during the fiscal year ended December 31, 2020 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total
distributable	Paid In
earnings (loss)	Capital
$437,554	$(437,554)

The permanent differences are primarily attributable to the tax treatment of certain distributions and certain securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2020 were as follows:

U.S.		Non-U.S.	U.S.		Non-U.S.
Government		Government	Government		Government
Purchases	*	Purchases	Sales	*	Sales
$131,490,434		$936,503,206	$302,771,089		$965,254,346

*	Included U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities (”cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2020, the Fund engaged in cross-trades purchases of $911,655 and sales of $15,732,105 which resulted in net realized gains of $654,745.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2020 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash)

59

Notes to Financial Statements (continued)

and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into futures contracts for the fiscal year ended December 31, 2020 (as described in note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into credit default swaps for the fiscal year ended December 31, 2020 (as described in note 2(m)) to economically hedge credit risk. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security within the index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Fund since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

As of December 31, 2020, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

		Foreign
	Interest Rate	Currency	Credit
Asset Derivatives	Contracts	Contracts	Contracts
Futures Contracts(1)	$919,741	–	–
Liability Derivatives
Centrally Cleared Credit Default Swap Contracts(2)	–	–	$577,501
Forward Foreign Currency Exchange Contracts(3)	–	$190,714	–
Futures Contracts(1)	$57,578	–	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin reported is within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(3)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

60

Notes to Financial Statements (continued)

Transactions in derivative instruments for the year ended December 31, 2020, were as follows:

		Forward
	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(1)	–	–	$1,915,730
Forward Foreign Currency Exchange Contracts(2)	–	$(735,507)	–
Futures Contracts(3)	$(15,983,663)	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(4)	–	–	$(734,775)
Forward Foreign Currency Exchange Contracts(5)	–	$(463,157)	–
Futures Contracts(6)	$(4,370,432)	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(7)	–	–	122,944,495
Forward Foreign Currency Exchange Contracts(8)	–	$20,813,649	–
Futures Contracts(7)	3,342	–	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2020.
(1)	Statement of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statement of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Statement of Operations location: Net realized gain (loss) on futures contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(5)	Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(6)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(7)	Amount represents number of contracts.
(8)	Amount represents notional amounts in U.S. dollars.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

61

Notes to Financial Statements (continued)

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$2,294,113	$ –	$2,294,113
Total	$2,294,113	$ –	$2,294,113

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$2,294,113	$ –	$ –	$(2,294,113)	$ –
Total	$2,294,113	$ –	$ –	$(2,294,113)	$ –

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$190,714	$ –	$190,714
Total	$190,714	$ –	$190,714

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$6,743	$ –	$ –	$ –	$6,743
J.P. Morgan Chase	116,437	–	–	–	116,437
Morgan Stanley	654	–	–	–	654
State Street Bank and Trust	20,135	–	–	–	20,135
Toronto Dominion Bank	46,745	–	–	–	46,745
Total	$190,714	$ –	$ –	$ –	$190,714

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2020.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2020.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

62

Notes to Financial Statements (continued)

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 5, 2020, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 6, 2020, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended December 31, 2020, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2020, the Fund did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2020, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any

63

Notes to Financial Statements (continued)

additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Fund’s agent; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2020, the market value of securities loaned and collateral received for the Fund were as follows:

Market Value
of Securities	Collateral
Loaned	Received(1)
$2,158,862	$2,277,675

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called ”lower-rated bonds” or “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the LIBOR-based instruments in which the Fund invest cannot yet be determined. The transition process might lead

64

Notes to Financial Statements (continued)

to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior and/or subsequent to the end of 2021.

The Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The asset backed securities and mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, the Fund may invest in non-agency asset backed and mortgage-related securities, which are issued by private institutions, not by government sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities market in general, changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid

65

Notes to Financial Statements (continued)

securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest up to 15% of its net assets in floating rate or adjustable rate senior loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. Below investment grade senior loans may be affected by interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors can affect the Fund’s performance.

66

Notes to Financial Statements (concluded)

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares sold	8,580,287	10,115,665
Reinvestment of distributions	3,427,637	3,750,032
Shares reacquired	(16,063,885)	(12,772,407)
Increase (decrease)	(4,055,961)	1,093,290

67

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bond-Debenture Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Bond-Debenture Portfolio of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

68

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

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Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

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Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer in 2020 and Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

71

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2020. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the five- and ten-year periods, equal to the median of the performance peer group for the three-year period, and below the median of the performance peer

72

Approval of Advisory Contract (continued)

group for the one-year period. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoints in the level of the management fee. The Board concluded that no action was required, with respect to economies of scale.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory

73

Approval of Advisory Contract (concluded)

services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

74

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

For corporate shareholders, 1% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

75

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Bond-Debenture Portfolio	LASFBD-3 (02/21)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Developing Growth Portfolio

For the fiscal year ended December 31, 2020

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

18	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Supplemental Information to Shareholders

Lord Abbett Series Fund – Developing Growth Portfolio
Annual Report

For the fiscal year ended December 31, 2020

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Developing Growth Portfolio for the fiscal year ended December 31, 2020. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2020, the Fund returned 72.60%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index,1 which returned 34.63% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued

rally in risk assets included a rebound in earnings revisions and further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the U.S. Supreme Court vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential election, while the Republican Party narrowed the Democratic majority in the House. Soon after, Pfizer and BioNTech announced that their COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity”. Following the Pfizer/BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective, and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. In December, as expected, the Food and Drug

Administration (FDA) granted emergency use authorization for the Pfizer/BioNTech and Moderna vaccines. Monetary and fiscal policy remained largely supportive, as the Fed maintained interest rates near zero in its December meeting and noted that it would continue its monthly pace of at least $120 billion of asset purchases until “substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” Additionally, Congress passed a fifth COVID-19 relief package, worth roughly $900 billion, with approximately $325 billion in small business relief.

Security selection within the health care and information technology sectors were the two largest contributors to the Fund’s relative performance over the trailing twelve months. Within the health care sector, Natera, Inc., a medical diagnostics company focused on genetic testing services, was a major contributor. Natera executed well during the period and expanded its reach, as the company’s Signatera Molecular residual disease test proved to be effective at detecting tumors. The Fund’s allocation to Immunomedics, Inc., a developer and manufacturer of biopharmaceutical products, also contributed to relative performance as Gilead Sciences, Inc. announced it would acquire the company for a large premium.

Within the information technology sector, the Fund’s holding of Appian Inc., a provider of business process management solutions, contributed to relative performance as the company reported robust revenues and gross margins. Appian benefited from cost reductions related to COVID-19 and has continued to aggressively reinvest capital back into the business.

   Within the consumer discretionary sector, shares of Overstock.com, Inc., a provider of electronic payment and transaction processing solutions, detracted from relative performance. Despite reporting strong third quarter results, Overstock.com’s positive results were offset by investors’ concerns of continued rising COVID-19 cases, uncertainty around U.S. fiscal stimulus, and to a lesser extent, shipping constraints due to the upcoming holiday season. The Fund’s position in Caesars Entertainment, Inc., which manages casinos and resorts, also detracted from relative performance as COVID-19’s negative impact on economic and business activity caused uncertainty around the pending merger of Caesars and Eldorado Resorts.

The Fund’s underweight position in Sunrun, Inc., a designer and developer of residential solar energy systems, detracted from relative performance as the company benefited from continued execution and optimism that democratic political wins would foretell favorable regulatory and tax policies.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2020. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

	Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class VC	72.60%	24.72%	17.32%

1   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on May 1, 2010.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 through December 31, 2020).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/20 – 12/31/20” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
			7/1/20 -
	7/1/20	12/31/20	12/31/20
Class VC
Actual	$1,000.00	$1,479.80	$6.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.28

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2020

Sector*	%**
Consumer Discretionary	16.49%
Consumer Staples	1.92%
Financials	2.89%
Health Care	31.99%
Industrials	9.86%
Information Technology	31.59%
Materials	0.62%
Real Estate	1.50%
Technology	0.66%
Repurchase Agreement	1.65%
Money Market Fund(a)	0.75%
Time Deposit(a)	0.08%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

Schedule of Investments

December 31, 2020

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.61%

Aerospace & Defense 1.44%
Axon Enterprise, Inc.*	16,077	$1,970

Air Freight & Logistics 0.71%
XPO Logistics, Inc.*	8,189	976

Banks 0.47%
Western Alliance Bancorp	10,723	643

Beverages 1.02%
Boston Beer Co., Inc. (The) Class A*	1,409	1,401

Biotechnology 20.45%
Acceleron Pharma, Inc.*	10,860	1,390
Arena Pharmaceuticals, Inc.*	15,478	1,189
Blueprint Medicines Corp.*	14,680	1,646
Bridgebio Pharma, Inc.*	28,122	2,000
CareDx, Inc.*	20,623	1,494
ChemoCentryx, Inc.*	13,263	821
Constellation Pharmaceuticals, Inc.*	36,218	1,043
CRISPR Therapeutics AG (Switzerland)*(a)	8,353	1,279
Deciphera Pharmaceuticals, Inc.*	9,073	518
Insmed, Inc.*	45,969	1,530
Invitae Corp.*	22,340	934
Iovance Biotherapeutics, Inc.*	26,860	1,246
Karuna Therapeutics, Inc.*	5,539	563
Mirati Therapeutics, Inc.*	6,819	1,498
Myovant Sciences Ltd. (United Kingdom)*(a)	34,305	948
Natera, Inc.*	23,547	2,343
Rocket Pharmaceuticals, Inc.*	27,173	1,490
Seres Therapeutics, Inc.*	26,936	660
TG Therapeutics, Inc.*	45,125	2,347
Turning Point Therapeutics, Inc.*	13,311	1,622
Twist Bioscience Corp.*	10,736	1,517
Total		28,078
Investments	Shares	Fair Value (000)
Building Products 1.35%
AZEK Co., Inc. (The)*	24,147	$928
Trex Co., Inc.*	11,046	925
Total		1,853

Chemicals 0.63%
Balchem Corp.	7,464	860

Communications Equipment 1.88%
Calix, Inc.*	46,212	1,376
Lumentum Holdings, Inc.*	12,671	1,201
Total		2,577

Electrical Equipment 2.84%
Generac Holdings, Inc.*	7,186	1,634
Sunrun, Inc.*	20,794	1,443
TPI Composites, Inc.*	15,549	821
Total		3,898

Electronic Equipment, Instruments & Components 0.71%
Littelfuse, Inc.	3,826	974

Food Products 0.92%
Freshpet, Inc.*	8,870	1,259

Health Care Equipment & Supplies 5.13%
Axonics Modulation Technologies, Inc.*	31,330	1,564
Inari Medical, Inc.*	14,956	1,306
iRhythm Technologies, Inc.*	4,689	1,112
Nevro Corp.*	9,304	1,611
Shockwave Medical, Inc.*	10,506	1,090
Tandem Diabetes Care, Inc.*	3,799	363
Total		7,046

Health Care Providers & Services 0.64%
Guardant Health, Inc.*	6,760	871

Health Care Technology 2.65%
Certara, Inc.*	5,358	181
Inspire Medical Systems, Inc.*	14,398	2,708
Schrodinger, Inc.*	9,470	750
Total		3,639

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Shares	Fair Value (000)
Hotels, Restaurants & Leisure 3.62%
Marriott Vacations
Worldwide Corp.	4,444	$610
Penn National Gaming, Inc.*	21,495	1,856
Planet Fitness, Inc. Class A*	13,896	1,079
Wingstop, Inc.	10,782	1,429
Total		4,974

Household Durables 3.02%
Helen of Troy Ltd.*	7,747	1,721
LGI Homes, Inc.*	16,253	1,720
Sonos, Inc.*	30,171	706
Total		4,147

Information Technology Services 4.87%
Endava plc ADR*	21,914	1,682
Globant SA (Argentina)*(a)	7,493	1,630
LiveRamp Holdings, Inc.*	10,598	776
Shift4 Payments, Inc. Class A*	34,433	2,596
Total		6,684

Insurance 2.46%
Goosehead Insurance, Inc. Class A*	12,590	1,571
Lemonade, Inc.*(b)	5,586	684
Trupanion, Inc.*	9,335	1,118
Total		3,373

Internet & Direct Marketing Retail 2.38%
Fiverr International Ltd. (Israel)*(a)	6,253	1,220
Stamps.com, Inc.*	4,331	850
Stitch Fix, Inc. Class A*	20,443	1,200
Total		3,270

Internet Software & Services 1.76%
Cardlytics, Inc.*	16,951	2,420
Investments	Shares	Fair Value (000)
Leisure Products 2.32%
Malibu Boats, Inc. Class A*	24,828	$1,550
YETI Holdings, Inc.*	23,904	1,637
Total		3,187

Life Sciences Tools & Services 3.48%
Adaptive Biotechnologies Corp.*	17,462	1,033
Berkeley Lights, Inc.*	10,146	907
Pacific Biosciences of California, Inc.*	39,946	1,036
Repligen Corp.*	9,410	1,803
Total		4,779

Machinery 3.20%
Altra Industrial Motion Corp.	15,573	863
Chart Industries, Inc.*	15,208	1,791
Evoqua Water Technologies Corp.*	64,487	1,740
Total		4,394

Professional Services 0.43%
Upwork, Inc.*	17,219	594

Real Estate Management & Development 1.51%
Redfin Corp.*	30,264	2,077

Semiconductors & Semiconductor Equipment 7.85%
Brooks Automation, Inc.	9,493	644
CEVA, Inc.*	24,258	1,104
Diodes, Inc.*	18,007	1,269
Enphase Energy, Inc.*	6,410	1,125
Inphi Corp.*	9,828	1,577
MKS Instruments, Inc.	13,503	2,032
Monolithic Power Systems, Inc.	3,520	1,289
Semtech Corp.*	24,176	1,743
Total		10,783

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2020

Investments	Shares	Fair Value (000)
Software 15.55%
Appian Corp.*(b)	16,140	$2,616
Avalara, Inc.*	5,957	982
Blackline, Inc.*	12,112	1,615
Cerence, Inc.*	8,247	829
Datto Holding Corp.*(b)	14,110	381
Digital Turbine, Inc.*	32,321	1,828
Everbridge, Inc.*	7,632	1,138
Five9, Inc.*	12,538	2,187
Jamf Holding Corp.*	23,713	709
Lightspeed POS, Inc. (Canada)*(a)	10,337	727
Paylocity Holding Corp.*	9,600	1,977
Q2 Holdings, Inc.*	12,674	1,604
Rapid7, Inc.*	13,830	1,247
Skillz, Inc.*	46,191	924
Sprout Social, Inc. Class A*	23,671	1,075
SVMK, Inc.*	59,038	1,508
Total		21,347

Specialty Retail 2.78%
National Vision Holdings, Inc.*	38,448	1,742
RH*	4,644	2,078
Total		3,820

Textiles, Apparel & Luxury Goods 2.54%
Crocs, Inc.*	27,672	1,734
Deckers Outdoor Corp.*	6,129	1,758
Total		3,492
Total Common Stocks (cost $89,333,810)		135,386
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 2.51%

Repurchase Agreement 1.67%
Repurchase Agreement dated 12/31/2020, 0.00% due 1/4/2021 with Fixed Income Clearing Corp. collateralized by $2,337,800 of U.S. Treasury Note at 0.125% due 12/31/2022; value: $2,337,800; proceeds: $2,291,934 (cost $2,291,934)	$2,292	$2,292

	Shares

Money Market Fund 0.76%
Fidelity Government Portfolio(c) (cost $1,041,422)	1,041,422	1,041

Time Deposit 0.08%
CitiBank N.A.(c) (cost $115,714)	115,714	116
Total Short-Term Investments (cost $3,449,070)		3,449
Total Investments in Securities 101.12% (cost $92,782,880)		138,835
Liabilities in Excess of Other Assets (1.12)%		(1,535)
Net Assets 100.00%		$137,300

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2020

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks	$135,386	$–	$–	$135,386
Short-Term Investments
Repurchase Agreement	–	2,292	–	2,292
Money Market Fund	1,041	–	–	1,041
Time Deposit	–	116	–	116
Total	$136,427	$2,408	$–	$138,835

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Investments in securities, at fair value including $1,094,800 of securities loaned (cost $92,782,880)	$138,835,415
Receivables:
Capital shares sold	161,386
From advisor (See Note 3)	18,154
Dividends	6,995
Securities lending income receivable	11,715
Prepaid expenses and other assets	1,870
Total assets	139,035,535
LIABILITIES:
Payables:
Capital shares reacquired	367,608
Management fee	76,010
Directors’ fees	5,556
Fund administration	4,387
Payable for collateral due to broker for securities lending	1,157,136
Accrued expenses	124,401
Total liabilities	1,735,098
Commitments and contingent liabilities
NET ASSETS	$137,300,437
COMPOSITION OF NET ASSETS:
Paid-in capital	$87,950,551
Total distributable earnings (loss)	49,349,886
Net Assets	$137,300,437
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	2,910,182
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$47.18

12	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2020

Investment income:
Dividends	$133,612
Securities lending net income	37,788
Interest and other	1,838
Total investment income	173,238
Expenses:
Management fee	647,419
Non 12b-1 service fees	219,276
Shareholder servicing	92,321
Professional	45,296
Fund administration	35,012
Reports to shareholders	16,180
Custody	14,810
Directors’ fees	2,957
Other	15,241
Gross expenses	1,088,512
Expense reductions (See Note 8)	(566)
Fees waived and expenses reimbursed (See Note 3)	(177,619)
Net expenses	910,327
Net investment loss	(737,089)
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	16,489,958
Net change in unrealized appreciation/depreciation on investments	37,084,957
Net realized and unrealized gain (loss)	53,574,915
Net Increase in Net Assets Resulting From Operations	$52,837,826

See Notes to Financial Statements.	13

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment loss	$(737,089)	$(617,189)
Net realized gain (loss) on investments	16,489,958	7,587,224
Net change in unrealized appreciation/depreciation on investments	37,084,957	10,126,655
Net increase in net assets resulting from operations	52,837,826	17,096,690
Distributions to shareholders:	(12,091,054)	(7,311,730)
Capital share transactions (See Note 14):
Proceeds from sales of shares	39,959,277	25,502,884
Reinvestment of distributions	12,091,054	7,311,730
Cost of shares reacquired	(34,871,025)	(17,973,808)
Net increase in net assets resulting from capital share transactions	17,179,306	14,840,806
Net increase in net assets	57,926,078	24,625,766
NET ASSETS:
Beginning of year	$79,374,359	$54,748,593
End of year	$137,300,437	$79,374,359

14	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
12/31/2020	$29.88	$(0.30)	$22.17	$21.87	$(4.57)	$47.18
12/31/2019	24.97	(0.27)	8.23	7.96	(3.05)	29.88
12/31/2018	28.18	(0.21)	1.41	1.20	(4.41)	24.97
12/31/2017	21.69	(0.13)	6.62	6.49	–	28.18
12/31/2016	22.28	(0.07)	(0.52)	(0.59)	–	21.69

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
72.60	1.04	1.24	(0.84)	$137,300	113
31.77	1.01	1.27	(0.86)	79,374	106
4.88	0.94	1.31	(0.63)	54,749	112
29.92	0.90	1.38	(0.52)	39,658	103
(2.60)	0.90	1.51	(0.34)	28,605	222

See Notes to Financial Statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2020. This report covers Developing Growth Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies. Effective at the close of business on May 5, 2021, the Fund will be closed to all new investors. Existing shareholders may continue to purchase Fund shares.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity,

18

Notes to Financial Statements (continued)

reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2017 through December 31, 2020. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of

19

Notes to Financial Statements (continued)

the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2020 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended December 31, 2020, the effective management fee, net of waivers, was at an annualized rate of 0.55% of the Fund’s average daily net assets.

20

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $14,810 of the fund administration fees during the fiscal year ended December 31, 2020.

For the year ended December 31, 2020 and continuing through April 30, 2021, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.04%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2020 and 2019 was as follows:

	Year Ended 12/31/2020	Year Ended 12/31/2019
Distributions paid from:
Ordinary income	$3,908,964	$–
Net long-term capital gains	8,182,090	7,311,730
Total distributions paid	$12,091,054	$7,311,730

21

Notes to Financial Statements (continued)

As of December 31, 2020, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$1,087,411
Undistributed long-term capital gains	2,553,628
Total undistributed earnings	3,641,039
Temporary differences	(5,556)
Unrealized gains – net	45,714,403
Total accumulated gains – net	$49,349,886

As of December 31, 2020, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$93,121,012
Gross unrealized gain	46,639,708
Gross unrealized loss	(925,305)
Net unrealized security gain	$45,714,403

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2020 were as follows:

Purchases	Sales
$101,644,821	$97,881,657

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2020.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2020, the Fund engaged in cross-trades purchases of $588,602, and sales of $547,977, which resulted in net realized gains of $349,856.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of

22

Notes to Financial Statements (continued)

financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$2,291,934	$–	$2,291,934
Total	$2,291,934	$–	$2,291,934

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$2,291,934	$–	$–	$(2,291,934)	$–
Total	$2,291,934	$–	$–	$(2,291,934)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2020.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 5, 2020, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 6, 2020, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

23

Notes to Financial Statements (continued)

For the period ended December 31, 2020, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2020, the Fund did not utilize the Facilities.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2020, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. (the “agent”) for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Fund’s agent; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

24

Notes to Financial Statements (continued)

As of December 31, 2020, the market value of securities loaned and collateral received for the Fund were as follows:

Market Value of Securities Loaned	Collateral Received(1)
$1,094,800	$1,157,136

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor over time depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks tend to be more volatile than other stocks. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a favorable market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks, especially over the short term. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and American Depositary Receipts, it may experience increased market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in

25

Notes to Financial Statements (concluded)

global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares sold	1,073,758	798,540
Reinvestment of distributions	246,260	242,753
Shares reacquired	(1,066,174)	(577,185)
Increase	253,844	464,108

26

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Developing Growth Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Developing Growth Portfolio of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

27

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

28

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

29

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer in 2020 and Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

30

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of the Fund’s benchmark; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and the Fund’s benchmark as of various periods ended June 30, 2020. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the three- and ten-year periods, equal to the median of the

31

Approval of Advisory Contract (continued)

performance peer group for the one-year period, and below the median of the performance peer group for the five-year period. The Board took into account actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoint in the level of the management fee, and Fund’s expense limitation agreement. The Board concluded that no action was required, with respect to economies of scale.

32

Approval of Advisory Contract (concluded)

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

33

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

For corporate shareholders, 3% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2020, $3,908,964 and $8,182,090, respectively, represent short-term capital gains and long-term capital gains.

34

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Developing Growth Portfolio	SFDG-PORT-3 (02/21)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Dividend Growth Portfolio*

*formerly Calibrated Dividend Growth Portfolio

For the fiscal year ended December 31, 2020

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Fund — Dividend Growth Portfolio
Annual Report

For the fiscal year ended December 31, 2020

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Dividend Growth Portfolio for the fiscal year ended December 31, 2020. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2020, the Fund returned 15.42%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the S&P 500® Index,1 which returned 18.40% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15thof January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has

1

since rebounded. During the month of March, the S&P 500® Index1 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0–0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued

rally in risk assets included a rebound in earnings revisions and further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the U.S. Supreme Court vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite volatility in the fall, the markets rallied in the month of November, with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential election, while the Republican Party narrowed the Democratic majority in the House. Soon after, Pfizer/BioNTech, Moderna, and AstraZeneca each announced a COVID-19 vaccine with at least 90% efficacy rate . In December, as expected, the Food and Drug Administration (FDA) granted emergency use authorization for the Pfizer/BioNTech and Moderna vaccines. Monetary and fiscal policy remained largely supportive, as the Fed maintained interest rates near zero in its December meeting and noted that it would continue its monthly pace of at least $120 billion of asset purchases until “substantial further progress has been

2

made toward the Committee’s maximum employment and price stability goals.” Additionally, Congress passed a fifth COVID-19 relief package, worth roughly $900 billion, with approximately $325 billion in small business relief.

During the 12-month period ending December 31, 2020, the Fund’s position in shares of Medtronic, Inc., a medical technology company that manufacturers device-based medical therapies and services, detracted from relative performance. Shares of Medtronic sold off precipitously amid the onset of the global pandemic as the medical device maker faced weaker demand as elective procedures were postponed. Shares of McDonald’s Corp., a global fast-food operator, also detracted from relative performance. Shares of McDonald’s fell as the company faced a challenging operating environment where mostly drive-through and delivery were the only options available to customers due to social distancing. This led to a greater decline in first quarter earnings than the market anticipated. The Fund’s position in Jack Henry & Associates, Inc., a technology solutions and payment processing services company, detracted from relative performance. The stock had run up sharply heading into the fiscal fourth quarter earnings call. However, the fiscal 2021 earnings guidance was short of consensus, which resulted in a sharp negative reaction in the share price.

One of the largest contributors to relative performance over the period was the Fund’s position in Blackrock, Inc., an investment management, risk management, and advisory services provider. Despite COVID-19 related market headwinds, Blackrock delivered positive organic growth over multiple quarters due to the firm’s scale and diversified platform, increased adoption of ETFs, and robust capital flexibility. Shares of Danaher Corp., a medical company, also contributed to relative performance over the period. Shares of Danaher rose as the company delivered better-than-expected revenue and earnings. The strong performance was driven by COVID-19 testing tailwinds as well as a rebound in the base business, which was aided by strong biopharmaceutical trends. Additionally, shares of West Pharmaceutical Services, Inc., a vaccine, biologics, and consumer health care products manufacturer, contributed to relative performance over the period. Shares rallied following the selloff in March, as the company was largely insulated from the effects of the COVID-19 pandemic as drug manufacturers were exempt from stay-at-home orders. Further, the company saw an acceleration in demand for vial stoppers, a component of an injection vial that keeps the content from spilling.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of

3

portfolio assets are subject to change. Sectors may include many industries.

1   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2020. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class VC	15.42%	13.79%	11.62%

[1]	Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 through December 31, 2020).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/20 – 12/31/20” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/20	12/31/20	7/1/20 - 12/31/20
Class VC
Actual	$1,000.00	$1,208.70	$5.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.03

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2020

Sector*	%**
Communication Services	6.84%
Consumer Discretionary	11.74%
Consumer Staples	7.34%
Energy	1.66%
Financials	14.45%
Health Care	12.21%
Industrials	14.16%
Information Technology	23.73%
Materials	2.20%
Utilities	4.49%
Repurchase Agreement	1.18%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

7

Schedule of Investments

December 31, 2020

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.81%

Aerospace & Defense 2.76%
Northrop Grumman Corp.	6,900	$2,102
Raytheon Technologies Corp.	43,516	3,112
Total		5,214

Air Freight & Logistics 0.43%
FedEx Corp.	3,100	805

Banks 2.91%
JPMorgan Chase & Co.	43,300	5,502

Beverages 1.58%
Coca-Cola Co. (The)	54,368	2,982

Biotechnology 1.88%
AbbVie, Inc.	33,099	3,547

Building Products 1.09%
Masco Corp.	37,300	2,049

Capital Markets 8.88%
Ameriprise Financial, Inc.	19,500	3,790
BlackRock, Inc.	8,000	5,772
MarketAxess Holdings, Inc.	3,300	1,883
Moody’s Corp.	8,600	2,496
S&P Global, Inc.	8,600	2,827
Total		16,768

Chemicals 2.20%
Air Products & Chemicals, Inc.	15,200	4,153

Commercial Services & Supplies 1.43%
Waste Management, Inc.	22,900	2,701

Distributors 1.24%
Pool Corp.	6,300	2,347

Diversified Telecommunication Services 1.44%
Verizon Communications, Inc.	46,400	2,726

Electric: Utilities 1.93%
NextEra Energy, Inc.	47,200	3,641
Investments	Shares	Fair Value (000)
Entertainment 2.60%
Walt Disney Co. (The)	27,100	$4,910

Food & Staples Retailing 3.32%
Sysco Corp.	45,300	3,364
Walmart, Inc.	20,080	2,894
Total		6,258

Health Care Equipment & Supplies 5.01%
Abbott Laboratories	37,900	4,150
Danaher Corp.	14,100	3,132
West Pharmaceutical Services, Inc.	7,700	2,181
Total		9,463

Health Care Providers & Services 1.56%
UnitedHealth Group, Inc.	8,400	2,946

Hotels, Restaurants & Leisure 2.20%
McDonald’s Corp.	19,374	4,157

Household Products 0.64%
Procter & Gamble Co. (The)	8,700	1,210

Information Technology Services 6.07%
Accenture plc Class A (Ireland)(a)	18,900	4,937
Jack Henry & Associates, Inc.	11,100	1,798
Visa, Inc. Class A	21,600	4,725
Total		11,460

Insurance 2.65%
Chubb Ltd. (Switzerland)(a)	18,900	2,909
RenaissanceRe Holdings Ltd.	12,600	2,089
Total		4,998

Machinery 4.43%
Dover Corp.	24,000	3,030
Illinois Tool Works, Inc.	12,800	2,610
Stanley Black & Decker, Inc.	15,300	2,732
Total		8,372

Media 2.80%
Comcast Corp. Class A	100,800	5,282

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Shares	Fair Value (000)
Multi-Line Retail 1.21%
Dollar General Corp.	10,900	$2,292

Multi-Utilities 2.56%
CMS Energy Corp.	43,000	2,623
WEC Energy Group, Inc.	24,100	2,218
Total		4,841

Oil, Gas & Consumable Fuels 1.66%
Total SE ADR	74,900	3,139

Personal Products 1.81%
Estee Lauder Cos., Inc. (The) Class A	12,800	3,407

Pharmaceuticals 3.76%
Johnson & Johnson	18,919	2,977
Merck & Co., Inc.	17,300	1,415
Zoetis, Inc.	16,300	2,698
Total		7,090

Road & Rail 4.02%
J.B. Hunt Transport Services, Inc.	20,100	2,747
Union Pacific Corp.	23,300	4,851
Total		7,598

Semiconductors & Semiconductor Equipment 9.79%
Analog Devices, Inc.	22,900	3,383
Microchip Technology, Inc.	24,966	3,448
NVIDIA Corp.	3,200	1,671
QUALCOMM, Inc.	32,457	4,944
Texas Instruments, Inc.	30,700	5,039
Total		18,485

Software 6.15%
Intuit, Inc.	6,900	2,621
Microsoft Corp.	40,400	8,986
Total		11,607
Investments	Shares	Fair Value (000)
Specialty Retail 4.55%
Home Depot, Inc. (The)	6,600	$1,753
Lowe’s Cos., Inc.	19,725	3,166
TJX Cos., Inc. (The)	53,800	3,674
Total		8,593

Technology Hardware, Storage & Peripherals 1.72%
Apple, Inc.	24,400	3,238

Textiles, Apparel & Luxury Goods 2.53%
NIKE, Inc. Class B	33,700	4,768
Total Common Stocks (cost $144,776,549)		186,549

	Principal Amount (000)
SHORT-TERM INVESTMENT 1.18%

Repurchase Agreement
Repurchase Agreement dated 12/31/2020, 0.00% due 1/4/2021 with Fixed Income Clearing Corp. collateralized by $2,272,400 of U.S. Treasury Note at 0.125% due 12/31/2022; value: $2,272,400; proceeds: $2,227,836 (cost $2,227,836)	$2,228	2,228
Total Investments in Securities 99.99% (cost $147,004,385)		188,777
Other Assets in Excess of Liabilities(b) 0.01%		20
Net Assets 100.00%		$188,797

ADR	American Depositary Receipt.

(a)	Foreign security traded in U.S. dollars.
(b)	Other Assets in Excess of Liabilities include net unrealized appreciation on futures contracts as follows:

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2020

Open Futures Contracts at December 31, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	March 2021	9	Long	$1,645,050	$1,686,960	$41,910

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$186,549	$–	$–	$186,549
Short-Term Investment
Repurchase Agreement	–	2,228	–	2,228
Total	$186,549	$2,228	$–	$188,777

Other Financial Instruments
Futures Contracts
Assets	$42	$–	$–	$42
Liabilities	–	–	–	–
Total	$42	$–	$–	$42

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Investments in securities, at fair value (cost $147,004,385)	$188,777,342
Deposits with brokers for futures collateral	99,000
Receivables:
Dividends	128,302
Capital shares sold	36,456
Variation margin for futures contracts	11,061
From advisor (See Note 3)	3,251
Prepaid expenses and other assets	1,935
Total assets	189,057,347
LIABILITIES:
Payables:
Management fee	86,368
Directors’ fees	22,429
Fund administration	6,281
Capital shares reacquired	4,340
Accrued expenses	140,440
Total liabilities	259,858
Commitments and contingent liabilities
NET ASSETS	$188,797,489
COMPOSITION OF NET ASSETS:
Paid-in capital	$145,387,937
Total distributable earnings (loss)	43,409,552
Net Assets	$188,797,489
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	10,529,807
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$17.93

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $18,719)	$3,288,706
Interest and other	2,347
Total investment income	3,291,053
Expenses:
Management fee	904,501
Non 12b-1 service fees	411,201
Shareholder servicing	174,318
Fund administration	65,782
Professional	49,459
Reports to shareholders	26,781
Custody	13,296
Directors’ fees	5,847
Other	28,062
Gross expenses	1,679,247
Expense reductions (See Note 9)	(1,207)
Fees waived and expenses reimbursed (See Note 3)	(49,938)
Net expenses	1,628,102
Net investment income	1,662,951
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	4,909,407
Net realized gain (loss) on futures contracts	(131,645)
Net change in unrealized appreciation/depreciation on investments	14,502,962
Net change in unrealized appreciation/depreciation on futures contracts	24,888
Net realized and unrealized gain (loss)	19,305,612
Net Increase in Net Assets Resulting From Operations	$20,968,563

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment income	$1,662,951	$2,706,706
Net realized gain (loss) on investments and futures contracts	4,777,762	9,104,353
Net change in unrealized appreciation/depreciation on investments and futures contracts	14,527,850	26,738,855
Net increase in net assets resulting from operations	20,968,563	38,549,914
Distributions to shareholders:	(4,851,236)	(11,725,920)
Capital share transactions (See Note 15):
Proceeds from sales of shares	28,694,758	39,221,778
Reinvestment of distributions	4,851,236	11,725,920
Cost of shares reacquired	(43,593,901)	(35,682,954)
Net increase (decrease) in net assets resulting from capital share transactions	(10,047,907)	15,264,744
Net increase in net assets	6,069,420	42,088,738
NET ASSETS:
Beginning of year	$182,728,069	$140,639,331
End of year	$188,797,489	$182,728,069

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2020	$15.96	$0.16	$2.28	$2.44	$(0.16)	$(0.31)	$(0.47)
12/31/2019	13.48	0.24	3.31	3.55	(0.25)	(0.82)	(1.07)
12/31/2018	16.02	0.27	(1.03)	(0.76)	(0.30)	(1.48)	(1.78)
12/31/2017	14.47	0.26	2.49	2.75	(0.27)	(0.93)	(1.20)
12/31/2016	13.60	0.28	1.78	2.06	(0.25)	(0.94)	(1.19)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$17.93	15.42	0.99	1.02	1.01	$188,797	64
15.96	26.45	0.96	1.10	1.58	182,728	61
13.48	(4.67)	0.88	1.22	1.68	140,639	58
16.02	19.12	0.85	1.21	1.71	192,222	58
14.47	15.10	0.85	1.25	1.89	171,330	75

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2020. This report covers Dividend Growth Portfolio (the “Fund”).

The Fund’s investment objective is to seek current income and capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

16

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2017 through December 31, 2020. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Futures Contracts–The Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

17

Notes to Financial Statements (continued)

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2020 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

18

Notes to Financial Statements (continued)

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $2 billion	.55%
Over $2 billion	.49%

For the fiscal year ended December 31, 2020, the effective management fee, net of waivers, was at an annualized rate of .53% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $13,296 of the fund administration fees during the fiscal year ended December 31, 2020.

For the fiscal year ended December 31, 2020 through April 30, 2021, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 0.99%. This agreement may be terminated only by the Fund’s Board of Directors.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

19

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2020 and 2019 was as follows:

	Year Ended 12/31/2020	Year Ended 12/31/2019
Distributions paid from:
Ordinary income	$1,906,761	$2,751,116
Net long-term capital gains	2,944,475	8,974,804
Total distributions paid	$4,851,236	$11,725,920

As of December 31, 2020, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income - net	$2,554
Undistributed long-term capital gains	$2,982,832
Total undistributed earnings	2,985,386
Temporary differences	(22,428)
Unrealized gains - net	40,446,594
Total accumulated gains - net	$43,409,552

As of December 31, 2020, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$148,372,658
Gross unrealized gain	41,218,814
Gross unrealized loss	(772,220)
Net unrealized security gain	$40,446,594

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2020 were as follows:

Purchases	Sales
$105,050,855	$118,824,968

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2020.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2020, the Fund engaged in cross-trades sales of $670,080, which resulted in net realized gains of $104,963.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended December 31, 2020 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

20

Notes to Financial Statements (continued)

As of December 31, 2020, the Fund had futures contracts with unrealized appreciation of $41,910, which is included in the Schedule of Investments. Only current day’s variation margin is reported within the Fund’s Statement of Assets and Liabilities. Amounts of $(131,645) and $24,888 are included in the Statement of Operations related to futures contracts under the captions Net realized gain (loss) on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the period was 8.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$2,227,836	$–	$2,227,836
Total	$2,227,836	$–	$2,227,836

	Net Amounts
	of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$2,227,836	$–	$–	$(2,227,836)	$–
Total	$2,227,836	$–	$–	$(2,227,836)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2020.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the

21

Notes to Financial Statements (continued)

Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 5, 2020, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 6, 2020, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended December 31, 2020, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2020, the Fund did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2020, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. (the “agent”) for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in

22

Notes to Financial Statements (continued)

an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Fund’s agent; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2020, the Fund did not loan any securities.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. At times, the performance of dividend paying companies may lag the performance of other companies or the broader market as a whole. The value of the Fund’s investments in equity securities will fluctuate in response to general economic conditions and to the changes in the prospects of particular companies and/or sectors in the economy. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a favorable market.

Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform.

The Fund’s exposure to foreign companies and markets presents increased market, industry and sector, liquidity, currency, political and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely

23

Notes to Financial Statements (concluded)

affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors can affect the Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares sold	1,818,536	2,675,880
Reinvestment of distributions	282,668	737,009
Shares reacquired	(3,019,518)	(2,399,283)
Increase (decrease)	(918,314)	1,013,606

24

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dividend Growth Portfolio (formerly Calibrated Dividend Growth Portfolio), one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Dividend Growth Portfolio of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc.
(Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer in 2020 and Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

28

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of the Fund’s benchmark; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; and (8) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and the Fund’s benchmark as of various periods ended June 30, 2020. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one- and five-year periods, and was below the median of the performance peer group for the three- and ten-year periods. The Board took into account actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further

29

Approval of Advisory Contract (continued)

considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that, although the net total expense ratio of the Fund was above the median of the expense peer group, its advisory fee was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoint in the level of the management fee, and the Fund’s expense limitation agreement. The Board concluded that no action was required, with respect to economies of scale.

30

Approval of Advisory Contract (concluded)

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2020, $241,291 and $2,944,475, respectively, represent short-term capital gains and long-term capital gains.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Dividend Growth Portfolio	SFCS-PORT-3 (02/21)

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Series Fund—Fundamental Equity Portfolio

For the fiscal year ended December 31, 2020

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

Lord Abbett Series Fund — Fundamental Equity Portfolio
Annual Report

For the fiscal year ended December 31, 2020

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Fundamental Equity Portfolio for the fiscal year ended December 31, 2020. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg
Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2020, the Fund returned 1.77%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 2.80% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market

1

since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions and further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In

September, however, market sentiment soured amid political volatility related to the U.S. Supreme Court vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential election, while the Republican Party narrowed the Democratic majority in the House. Soon after, Pfizer/BioNTech, Moderna, and AstraZeneca each announced a COVID-19 vaccine with at least a 90% efficacy rate. In December, as expected, the Food and Drug Administration (FDA) granted emergency use authorization for the Pfizer/BioNTech and Moderna vaccines. Monetary and fiscal policy remained largely supportive, as the Fed maintained interest rates near zero in its December meeting and noted that it would continue its monthly pace of at least $120 billion of asset purchases until “substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” Additionally, Congress passed a fifth COVID-19 relief package, worth roughly $900 billion, with approximately $325 billion in small business relief.

2

During the 12-month period ending December 31, 2020 the Fund’s position in Wells Fargo & Company, a diversified, community-based financial services company, detracted most from relative performance. Shares fell throughout the period but dropped significantly in June following an announcement that net interest income was down more than 11% for the year. The stock fell further after the third quarter earnings report, in which core results were weaker-than-expected due to elevated operating losses and lower net interest income. Citigroup Inc., a financial products and services company, also detracted from relative performance. Citi’s stock price fell after the Federal Open Markets Committee announced on June 10th that it would keep the federal funds rate at 0%-0.25%. Bank stocks fell due to expectations that this would likely lower net interest income in the medium-term. Shares of Citi came under further pressure in September, as several news articles suggested regulators might take action over the bank’s deficiencies in risk and control functions. Another detractor from relative performance was the Fund’s position in Universal Health Services. Shares of the healthcare management company came under significant pressure in April after the firm missed earnings, which was attributed to the significant slowdown in March in patient volumes in both the Acute Care and Behavioral Health units. Additionally, the stock fell in September as concerns increased over rising COVID-19 cases.

Conversely, the largest contributor to relative performance during the 12-month period ending December 31, 2020, was the Fund’s position in Apple, Inc., a smartphone and personal electronics manufacturer. Shares of Apple rose throughout the year on the back of strong year-over-year revenue growth for iPhones and increased growth for Macs and iPads due to an increase in remote working and learning. The Fund’s position in E-Trade, Inc. also contributed to relative performance. Shares of the online brokerage firm rose after Morgan Stanley announced that it had reached an agreement to acquire the company in an all-stock deal valued at approximately $13B, a premium of 31%. Microsoft Corporation, a developer of software, services and devices, also contributed to relative performance. Shares of Microsoft rose throughout the period as the COVID-19 pandemic forced more people to work from home, which provided a tailwind for the company’s cloud services. Specifically, Microsoft’s Azure and Office 365 services were able to benefit and drive strong revenue growth.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

3

1 The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2020. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, Russell 3000® Index, Russell 3000® Value Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class VC	1.77%	8.16%	8.18%

[1]	Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 through December 31, 2020).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/20 – 12/31/20” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	7/1/20	12/31/20	7/1/20 - 12/31/20
Class VC
Actual	$1,000.00	$1,213.60	$6.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.48

† Net expenses are equal to the Fund’s annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2020

Sector*	%**
Communication Services	7.85%
Consumer Discretionary	8.06%
Consumer Staples	7.33%
Energy	4.20%
Financials	20.62%
Health Care	13.63%
Industrials	14.12%
Information Technology	11.23%
Materials	5.00%
Real Estate	2.86%
Utilities	4.60%
Repurchase Agreement	0.50%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

7

Schedule of Investments

December 31, 2020

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.45%

Aerospace & Defense 2.43%
General Dynamics Corp.	19,865	$2,956
Raytheon Technologies Corp.	61,462	4,395
Total		7,351

Auto Components 2.54%
Dorman Products, Inc.*	41,770	3,627
Lear Corp.	25,444	4,046
Total		7,673

Automobiles 0.98%
Harley-Davidson, Inc.	80,620	2,959

Banks 8.76%
CIT Group, Inc.	108,970	3,912
East West Bancorp, Inc.	96,315	4,884
JPMorgan Chase & Co.	80,337	10,208
U.S. Bancorp	89,621	4,176
Western Alliance Bancorp	55,130	3,305
Total		26,485

Beverages 1.39%
PepsiCo, Inc.	28,320	4,200

Biotechnology 1.03%
AbbVie, Inc.	14,580	1,562
Vertex Pharmaceuticals, Inc.*	6,540	1,546
Total		3,108

Building Products 1.24%
Masco Corp.	68,493	3,762

Capital Markets 4.72%
Ameriprise Financial, Inc.	16,732	3,251
Blackstone Group, Inc. (The) Class A	73,260	4,748
Morgan Stanley	91,329	6,259
Total		14,258
Investments	Shares	Fair Value (000)
Chemicals 4.99%
Avient Corp.	79,170	$3,189
Corteva, Inc.	114,086	4,418
Dow, Inc.	54,776	3,040
PPG Industries, Inc.	30,796	4,441
Total		15,088

Consumer Finance 1.96%
American Express Co.	49,007	5,925

Diversified Telecommunication Services 1.76%
Verizon Communications, Inc.	90,790	5,334

Electric: Utilities 2.99%
Duke Energy Corp.	32,525	2,978
Edison International	47,026	2,954
NextEra Energy, Inc.	40,058	3,091
Total		9,023

Electrical Equipment 2.59%
Hubbell, Inc.	26,121	4,095
Rockwell Automation, Inc.	14,910	3,740
Total		7,835

Equity Real Estate Investment Trusts 2.85%
Alexandria Real Estate Equities, Inc.	15,886	2,831
Highwoods Properties, Inc.	36,161	1,433
Host Hotels & Resorts, Inc.	118,877	1,739
Prologis, Inc.	26,310	2,622
Total		8,625

Health Care Equipment & Supplies 3.22%
Alcon, Inc. (Switzerland)*(a)	56,092	3,701
Medtronic plc (Ireland)(a)	51,369	6,017
Total		9,718

Health Care Providers & Services 3.63%
CVS Health Corp.	64,423	4,400
McKesson Corp.	15,412	2,681
UnitedHealth Group, Inc.	11,050	3,875
Total		10,956

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Shares	Fair Value (000)
Hotels, Restaurants & Leisure 0.78%
Domino’s Pizza, Inc.	6,170	$2,366

Household Durables 1.17%
Leggett & Platt, Inc.	79,966	3,542

Household Products 3.84%
Colgate-Palmolive Co.	59,590	5,096
Procter & Gamble Co. (The)	16,200	2,254
Spectrum Brands Holdings, Inc.	53,989	4,264
Total		11,614

Industrial Conglomerates 2.52%
Honeywell International, Inc.	35,781	7,611

Information Technology Services 3.38%
Euronet Worldwide, Inc.*	32,527	4,714
Mastercard, Inc. Class A	6,754	2,411
MAXIMUS, Inc.	42,240	3,091
Total		10,216

Insurance 5.17%
American International Group, Inc.	89,340	3,382
Everest Re Group Ltd.	19,532	4,572
Fidelity National Financial, Inc.	118,487	4,632
Globe Life, Inc.	32,030	3,042
Total		15,628

Interactive Media & Services 2.50%
Alphabet, Inc. Class A*	4,310	7,554

Life Sciences Tools & Services 1.27%
Waters Corp.*	15,478	3,830

Machinery 3.82%
Cummins, Inc.	19,074	4,332
Hillenbrand, Inc.	76,670	3,051
Westinghouse Air Brake Technologies Corp.	56,833	4,160
Total		11,543
Investments	Shares	Fair Value (000)
Media 3.58%
Comcast Corp. Class A	106,342	$5,572
Fox Corp. Class A	118,080	3,439
Nexstar Media Group, Inc. Class A	16,570	1,809
Total		10,820

Multi-Utilities 0.95%
CMS Energy Corp.	46,936	2,864

Oil, Gas & Consumable Fuels 4.19%
Cabot Oil & Gas Corp.	123,610	2,012
Chevron Corp.	34,420	2,907
Marathon Petroleum Corp.	57,450	2,376
ONEOK, Inc.	66,630	2,557
Total SE ADR	67,382	2,824
Total		12,676

Personal Products 1.31%
Unilever plc ADR	65,440	3,950

Pharmaceuticals 4.49%
Bristol-Myers Squibb Co.	85,382	5,297
Eli Lilly and Co.	8,950	1,511
Merck & Co., Inc.	36,002	2,945
Sanofi(b)	EUR 39,260	3,805
Total		13,558

Road & Rail 1.51%
Norfolk Southern Corp.	6,481	1,540
Saia, Inc.*	16,682	3,016
Total		4,556

Semiconductors & Semiconductor Equipment 3.49%
Micron Technology, Inc.*	31,480	2,367
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	37,730	4,114
Texas Instruments, Inc.	24,721	4,057
Total		10,538

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2020

Investments	Shares	Fair Value (000)
Software 2.33%
Microsoft Corp.	17,694	$3,935
Oracle Corp.	47,795	3,092
Total		7,027

Specialty Retail 2.58%
Lowe’s Cos., Inc.	22,592	3,626
TJX Cos., Inc. (The)	61,219	4,181
Total		7,807

Technology Hardware, Storage & Peripherals 2.03%
Apple, Inc.	32,340	4,291
NetApp, Inc.	27,790	1,841
Total		6,132

Tobacco 0.79%
Philip Morris International, Inc.	28,880	2,391

Water Utilities 0.67%
American Water Works Co., Inc. 13,160		2,020
Total Common Stocks (cost $266,124,066)		300,543
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.50%

Repurchase Agreement
Repurchase Agreement dated 12/31/2020, 0.00% due 1/4/2021 with Fixed Income Clearing Corp. collateralized by $1,552,600 of U.S. Treasury Note at 0.125% due 12/31/2022; value: $1,552,600; proceeds: $1,522,061 (cost $1,522,061)	$1,522	$1,522
Total Investments in Securities 99.95% (cost $267,646,127)		302,065
Other Assets in Excess of Liabilities 0.05%		138
Net Assets 100.00%		$302,203

EUR	Euro.
ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks
Pharmaceuticals	$9,753	$3,805	$–	$13,558
Remaining Industries	286,985	–	–	286,985
Short-Term Investment
Repurchase Agreement	–	1,522	–	1,522
Total	$296,738	$5,327	$–	$302,065

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Investments in securities, at fair value (cost $267,646,127)	$302,065,149
Receivables:
Investment securities sold	727,700
Dividends	438,257
Capital shares sold	69,125
From advisor (See Note 3)	11,257
Securities lending income receivable	12
Prepaid expenses and other assets	2,986
Total assets	303,314,486
LIABILITIES:
Payables:
Investment securities purchased	625,195
Management fee	182,395
Directors’ fees	45,845
Capital shares reacquired	17,306
Fund administration	10,182
Foreign currency overdraft	5
Accrued expenses	230,164
Total liabilities	1,111,092
Commitments and contingent liabilities
NET ASSETS	$302,203,394
COMPOSITION OF NET ASSETS:
Paid-in capital	$299,738,180
Total distributable earnings (loss)	2,465,214
Net Assets	$302,203,394
Outstanding shares (110 million shares of common stock authorized, $.001 par value)	18,197,540
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.61

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $76,382)	$5,954,123
Securities lending net income	9,988
Interest and other	1,113
Total investment income	5,965,224
Expenses:
Management fee	1,706,869
Non 12b-1 service fees	583,140
Shareholder servicing	246,966
Fund administration	93,332
Professional	43,704
Reports to shareholders	39,208
Custody	22,389
Directors’ fees	8,251
Other	40,088
Gross expenses	2,783,947
Expense reductions (See Note 8)	(1,894)
Fees waived and expenses reimbursed (See Note 3)	(262,075)
Net expenses	2,519,978
Net investment income	3,445,246
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(25,463,990)
Net realized gain (loss) on foreign currency related transactions	(787)
Net change in unrealized appreciation/depreciation on investments	8,964,267
Net realized and unrealized gain (loss)	(16,500,510)
Net Decrease in Net Assets Resulting From Operations	$(13,055,264)

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment income	$3,445,246	$4,017,075
Net realized gain (loss) on investments and foreign currency related transactions	(25,464,777)	3,898,285
Net change in unrealized appreciation/depreciation on investments	8,964,267	39,613,736
Net increase (decrease) in net assets resulting from operations	(13,055,264)	47,529,096
Distributions to shareholders:	(3,762,431)	(12,066,296)
Capital share transactions (See Note 14):
Proceeds from sales of shares	162,730,221	275,997,853
Reinvestment of distributions	3,762,431	12,066,296
Cost of shares reacquired	(175,470,189)	(203,255,827)
Net increase (decrease) in net assets resulting from capital share transactions	(8,977,537)	84,808,322
Net increase (decrease) in net assets	(25,795,232)	120,271,122
NET ASSETS:
Beginning of year	$327,998,626	$207,727,504
End of year	$302,203,394	$327,998,626

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2020	$16.55	$0.22	$ 0.05	(c)	$ 0.27	$(0.19)	$(0.02)	$(0.21)
12/31/2019	14.13	0.21	2.84		3.05	(0.21)	(0.42)	(0.63)
12/31/2018	18.86	0.20	(1.78)		(1.58)	(0.28)	(2.87)	(3.15)
12/31/2017	18.30	0.19	2.10		2.29	(0.21)	(1.52)	(1.73)
12/31/2016	16.28	0.23	2.34		2.57	(0.21)	(0.34)	(0.55)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(c)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended December 31, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$16.61	1.77	1.08	1.19	1.48	$302,203	130
16.55	21.51	1.11	1.19	1.35	327,999	124
14.13	(8.16)	1.18	1.19	1.09	207,728	117
18.86	12.57	1.15	1.19	1.01	388,799	106
18.30	15.74	1.15	1.20	1.36	387,518	132

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2020. This report covers Fundamental Equity Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

16

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2017 through December 31, 2020. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain(loss) on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

17

Notes to Financial Statements (continued)

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2020 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2020, the effective management fee, net of waivers, was at an annualized rate of .63% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $22,389 of the fund administration fees during the fiscal year ended December 31, 2020.

18

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2020 and continuing through April 30, 2021, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 1.08%. This agreement may be terminated only by the Fund’s Board of Directors.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2020 and 2019 was as follows:

	Year Ended 12/31/2020	Year Ended 12/31/2019
Distributions paid from:
Ordinary income	$3,678,951	$6,488,812
Net long-term capital gains	83,480	5,577,484
Total distributions paid	$3,762,431	$12,066,296

As of December 31, 2020, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains	–
Total undistributed earnings	–
Capital loss carryforwards*	(23,466,733)
Temporary differences	(45,883)
Unrealized gains – net	25,977,830
Total accumulated gains – net	$2,465,214
*	The capital losses will carry forward indefinitely.

19

Notes to Financial Statements (continued)

At the Fund’s election, certain losses incurred within the taxable year (“Qualified Late-Year Losses”) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer $38 of late-year ordinary losses during the fiscal year ended December 31, 2020.

As of December 31, 2020, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$276,087,319
Gross unrealized gain	27,402,855
Gross unrealized loss	(1,425,025)
Net unrealized security gain	$25,977,830

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales and certain securities.

Permanent items identified during the fiscal year ended December 31, 2020 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total distributable earnings (loss)	Paid-in Capital
$ 2,097	$ (2,097)

The permanent differences are primarily attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2020 were as follows:

Purchases	Sales
$306,729,518	$316,621,513

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2020.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2020, the Fund engaged in cross-trades purchases of $38,369, and sales of $1,822,441, which resulted in net realized losses of $7,528.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of

20

Notes to Financial Statements (continued)

financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$1,522,061	$–	$1,522,061
Total	$1,522,061	$–	$1,522,061

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,522,061	$–	$–	$(1,522,061)	$–
Total	$1,522,061	$–	$–	$(1,522,061)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2020.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 5, 2020, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 6, 2020, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

21

Notes to Financial Statements (continued)

For the period ended December 31, 2020, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2020, the Fund did not utilize the Facilities.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2020, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. (the “agent”) for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Fund’s agent; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2020, the Fund did not loan any securities.

22

Notes to Financial Statements (continued)

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. Large value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions as well as investor sentiment. In addition, large companies may have smaller rates of growth as compared to successful but well established smaller companies. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-cap stocks, especially over the short term. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different and greater than the risks associated with investing directly in securities and other investments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Geopolitical and other events (e.g., wars, events (e.g., wars, terrorism, natural disasters, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and

23

Notes to Financial Statements (concluded)

other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares sold	10,998,370	17,712,782
Reinvestment of distributions	233,798	730,892
Shares reacquired	(12,858,749)	(13,323,396)
Increase (decrease)	(1,626,581)	5,120,278

24

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fundamental Equity Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Fundamental Equity Portfolio of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer in 2020 and Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

28

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2020. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one- and three-year periods and equal to the median of

29

Approval of Advisory Contract (continued)

the performance peer group for the five- and ten-year periods. The Board took into account actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was above the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoints in the level of the management fee, and the Fund’s expense limitation agreement. The Board concluded that no action was required, with respect to economies of scale.

30

Approval of Advisory Contract (concluded)

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

For corporate shareholders, 99% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2020, $231,758 and $83,480, respectively, represent short-term and long-term capital gains.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Fundamental Equity Portfolio	SFFE-PORT-3 (02/21)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Growth and Income Portfolio

For the fiscal year ended December 31, 2020

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information to Shareholders

Lord Abbett Series Fund — Growth and Income Portfolio
Annual Report

For the fiscal year ended December 31, 2020

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Growth & Income Portfolio for the fiscal year ended December 31, 2020. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2020, the Fund returned 2.70%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 2.80% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its

1

fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions and further progress in

COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the U.S. Supreme Court vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential election, while the Republican Party narrowed the Democratic majority in the House. Soon after, Pfizer/BioNTech, Moderna, and AstraZeneca each announced a COVID-19 vaccine with at least a 90% efficacy rate. In December, as expected, the Food and Drug Administration (FDA) granted emergency use authorization for the Pfizer/BioNTech and Moderna vaccines. Monetary and fiscal policy remained largely supportive, as the Fed maintained interest rates near zero in its December meeting and noted that it would continue its monthly pace of at least $120 billion of asset purchases until “substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” Additionally, Congress passed a fifth

2

COVID-19 relief package, worth roughly $900 billion, with approximately $325 billion in small business relief.

During the 12-month period ending December 31, 2020 the Fund’s position in Wells Fargo & Company, a diversified, community-based financial services company, detracted most from relative performance. Shares fell throughout the period but dropped significantly in June following an announcement that net interest income was down more than 11% for the year. The stock fell further after the third quarter earnings report in which core results were weaker-than-expected due to elevated operating losses and lower net interest income. Citigroup Inc., a financial products and services company, also detracted from relative performance. Citi’s stock price fell after the Federal Open Markets Committee announced on June 10th that it would keep the federal funds rate at 0%-0.25%. Bank stocks fell due to expectations that this would likely lower net interest income in the medium-term. Shares of Citi came under further pressure in September, as several news articles suggested regulators might take action over the bank’s deficiencies in risk and control functions. Another detractor from relative performance was the Fund’s position in Universal Health Services. Shares of the healthcare management company came under significant pressure in April after the firm missed earnings, which was attributed to the significant slowdown in March in patient volumes in both the Acute Care and Behavioral Health units. Additionally, the stock fell in September as concerns increased over rising COVID-19 cases.

Conversely, the largest contributor to relative performance during the 12-month period ending December 31, 2020, was the Fund’s position in Apple, Inc., a smartphone and personal electronics manufacturer. Shares of Apple rose throughout the year on the back of strong year-over-year revenue growth for iPhones and increased growth for Macs and iPads due to an increase in remote working and learning. The Fund’s position in E-Trade, Inc. also contributed to relative performance. Shares of the online brokerage firm rose after Morgan Stanley announced that it had reached an agreement to acquire the company in an all-stock deal valued at approximately $13B, a premium of 31%. Microsoft Corporation, a developer of software, services and devices, also contributed to relative performance. Shares of Microsoft rose throughout the period as the COVID-19 pandemic forced more people to work from home which provided a tailwind for the company’s cloud services. Specifically, Microsoft’s Azure and Office 365 services were able to benefit and drive strong revenue growth.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

3

1   The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2020. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500® Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

	Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class VC	2.70%	8.94%	8.66%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 through December 31, 2020).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/20 – 12/31/20” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

			7/1/20 -
	7/1/20	12/31/20	12/31/20
Class VC
Actual	$1,000.00	$1,205.10	$5.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.41	$4.77

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2020

Sector*	%**
Communication Services	8.42%
Consumer Discretionary	7.63%
Consumer Staples	6.63%
Energy	4.01%
Financials	20.83%
Health Care	14.93%
Industrials	12.99%
Information Technology	11.74%
Materials	4.54%
Real Estate	3.15%
Utilities	4.68%
Repurchase Agreement	0.45%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

7

Schedule of Investments

December 31, 2020

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.74%

Aerospace & Defense 2.69%
General Dynamics Corp.	45,519	$6,774
Raytheon Technologies Corp.	113,165	8,093
Total		14,867

Auto Components 1.48%
Lear Corp.	51,420	8,177

Automobiles 1.00%
General Motors Co.	133,170	5,545

Banks 8.71%
CIT Group, Inc.	214,990	7,718
East West Bancorp, Inc.	186,071	9,436
JPMorgan Chase & Co.	167,304	21,259
U.S. Bancorp	209,026	9,739
Total		48,152

Beverages 1.47%
PepsiCo, Inc.	54,751	8,120

Biotechnology 1.03%
AbbVie, Inc.	26,810	2,873
Vertex Pharmaceuticals, Inc.*	12,030	2,843
Total		5,716

Building Products 1.56%
Masco Corp.	156,625	8,603

Capital Markets 4.90%
Ameriprise Financial, Inc.	44,138	8,577
Blackstone Group, Inc. (The) Class A	113,360	7,347
Morgan Stanley	162,569	11,141
Total		27,065

Chemicals 4.54%
Corteva, Inc.	209,490	8,111
Dow, Inc.	135,492	7,520
PPG Industries, Inc.	65,841	9,496
Total		25,127
Investments	Shares	Fair Value (000)
Consumer Finance 2.04%
American Express Co.	93,147	$11,262

Diversified Telecommunication Services 1.93%
Verizon Communications, Inc.	181,660	10,673

Electric: Utilities 3.00%
Duke Energy Corp.	59,869	5,482
Edison International	86,473	5,432
NextEra Energy, Inc.	73,234	5,650
Total		16,564

Electrical Equipment 1.55%
Hubbell, Inc.	54,483	8,542

Equity Real Estate Investment Trusts 3.16%
Alexandria Real Estate Equities, Inc.	33,738	6,013
Highwoods Properties, Inc.	68,275	2,706
Host Hotels & Resorts, Inc.	228,275	3,340
Prologis, Inc.	54,308	5,412
Total		17,471

Health Care Equipment & Supplies 3.65%
Alcon, Inc. (Switzerland)*(a)	122,791	8,102
Medtronic plc (Ireland)(a)	103,252	12,095
Total		20,197

Health Care Providers & Services 3.63%
CVS Health Corp.	120,024	8,198
McKesson Corp.	27,312	4,750
UnitedHealth Group, Inc.	20,360	7,140
Total		20,088

Hotels, Restaurants & Leisure 1.55%
Choice Hotels International, Inc.	39,599	4,226
Domino’s Pizza, Inc.	11,280	4,326
Total		8,552

Household Products 2.89%
Colgate-Palmolive Co.	96,770	8,275
Procter & Gamble Co. (The)	55,437	7,713
Total		15,988

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Shares	Fair Value (000)
Industrial Conglomerates 2.53%
Honeywell International, Inc.	65,736	$13,982

Information Technology Services 1.03%
Mastercard, Inc. Class A	15,979	5,704

Insurance 5.22%
American International Group, Inc.	174,375	6,602
Everest Re Group Ltd.	35,797	8,380
Fidelity National Financial, Inc.	211,792	8,279
Globe Life, Inc.	59,131	5,615
Total		28,876

Interactive Media & Services 2.87%
Alphabet, Inc. Class A*	6,736	11,806
Facebook, Inc. Class A*	14,887	4,066
Total		15,872

Internet & Direct Marketing Retail 0.96%
eBay, Inc.	105,540	5,303

Life Sciences Tools & Services 1.55%
Waters Corp.*	34,527	8,543

Machinery 3.23%
Cummins, Inc.	40,444	9,185
Westinghouse Air Brake Technologies Corp.	118,174	8,650
Total		17,835

Media 3.63%
Comcast Corp. Class A	199,608	10,459
Fox Corp. Class A	213,620	6,221
Nexstar Media Group, Inc. Class A	31,262	3,414
Total		20,094

Multi-Utilities 1.01%
CMS Energy Corp.	91,890	5,606
Investments	Shares		Fair Value (000)
Oil, Gas & Consumable Fuels 4.02%
Cabot Oil & Gas Corp.		231,300	$3,766
Chevron Corp.		64,261	5,427
Marathon Petroleum Corp.		105,271	4,354
ONEOK, Inc.		81,694	3,135
Total SE ADR		131,663	5,518
Total			22,200

Personal Products 1.53%
Unilever plc(b)	GBP	141,098	8,462

Pharmaceuticals 5.09%
Bristol-Myers Squibb Co.		162,072	10,053
Eli Lilly and Co.		16,460	2,779
Johnson & Johnson		18,301	2,880
Merck & Co., Inc.		68,517	5,605
Sanofi(b)	EUR	70,583	6,841
Total			28,158

Road & Rail 1.47%
Landstar System, Inc.		40,264	5,422
Norfolk Southern Corp.		11,430	2,716
Total			8,138

Semiconductors & Semiconductor Equipment 5.30%
Micron Technology, Inc.*		57,420	4,317
QUALCOMM, Inc.		43,611	6,644
Taiwan Semiconductor Manufacturing Co., Ltd. ADR		70,490	7,686
Texas Instruments, Inc.		64,827	10,640
Total			29,287

Software 2.84%
Microsoft Corp.		35,983	8,003
Oracle Corp.		119,308	7,718
Total			15,721

Specialty Retail 2.66%
Lowe’s Cos., Inc.		47,570	7,635
TJX Cos., Inc. (The)		103,660	7,079
Total			14,714

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2020

Investments	Shares	Fair Value (000)
Technology Hardware, Storage & Peripherals 2.59%
Apple, Inc.	69,370	$9,205
NetApp, Inc.	77,320	5,121
Total		14,326

Tobacco 0.75%
Philip Morris International, Inc.	49,936	4,134

Water Utilities 0.68%
American Water Works Co., Inc.	24,490	3,758
Total Common Stocks (cost $457,339,617)		551,422
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.45%

Repurchase Agreement
Repurchase Agreement dated 12/31/2020, 0.00% due 1/4/2021 with Fixed Income Clearing Corp. collateralized by $2,539,000 of U.S. Treasury Note at 0.125% due 12/31/2022; value: $2,539,000; proceeds: $2,489,134 (cost $2,489,134)	$2,489	$2,489
Total Investments in Securities 100.19% (cost $459,828,751)		553,911
Liabilities in Excess of Other Assets (0.19)%		(1,053)
Net Assets 100.00%		$552,858

GBP	British Pound.
EUR	Euro.
ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks
Personal Products	$–	$8,462	$–	$8,462
Pharmaceuticals	21,317	6,841	–	28,158
Remaining Industries	514,802	–	–	514,802
Short-Term Investment
Repurchase Agreement	–	2,489	–	2,489
Total	$536,119	$17,792	$–	$553,911

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Investments in securities, at fair value (cost $459,828,751)	$553,911,141
Receivables:
Dividends	793,432
Investment securities sold	268,147
Capital shares sold	130,127
Prepaid expenses and other assets	5,556
Total assets	555,108,403
LIABILITIES:
Payables:
Capital shares reacquired	1,105,710
Management fee	233,278
Directors’ fees	149,672
Fund administration	18,662
Accrued expenses	743,444
Total liabilities	2,250,766
Commitments and contingent liabilities
NET ASSETS	$552,857,637
COMPOSITION OF NET ASSETS:
Paid-in capital	$482,235,632
Total distributable earnings (loss)	70,622,005
Net Assets	$552,857,637
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	15,823,922
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$34.94

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $204,945)	$13,409,488
Interest and other	2,271
Total investment income	13,411,759
Expenses:
Management fee	2,537,822
Non 12b-1 service fees	1,268,922
Shareholder servicing	538,226
Fund administration	203,026
Professional	58,756
Reports to shareholders	57,612
Custody	22,807
Directors’ fees	18,385
Other	87,328
Gross expenses	4,792,884
Expense reductions (See Note 8)	(3,814)
Fees waived and expenses reimbursed (See Note 3)	(22,807)
Net expenses	4,766,263
Net investment income	8,645,496
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(20,921,511)
Net realized gain (loss) on foreign currency related transactions	5,756
Net change in unrealized appreciation/depreciation on investments	26,993,137
Net realized and unrealized gain (loss)	6,077,382
Net Increase in Net Assets Resulting From Operations	$14,722,878

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment income	$8,645,496	$9,166,694
Net realized gain (loss) on investments and foreign currency related transactions	(20,915,755)	33,083,132
Net change in unrealized appreciation/depreciation on investments	26,993,137	73,643,845
Net increase in net assets resulting from operations	14,722,878	115,893,671
Distributions to shareholders:	(8,654,497)	(46,631,283)
Capital share transactions (See Note 14):
Proceeds from sales of shares	24,926,060	9,794,053
Reinvestment of distributions	8,654,497	46,631,006
Cost of shares reacquired	(68,641,944)	(91,503,941)
Net decrease in net assets resulting from capital share transactions	(35,061,387)	(35,078,882)
Net increase (decrease) in net assets	(28,993,006)	34,183,506
NET ASSETS:
Beginning of year	$581,850,643	$547,667,137
End of year	$552,857,637	$581,850,643

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net invest- ment income	Net realized gain	Total distri- butions
12/31/2020	$34.57	$0.53	$0.39	$0.92	$(0.55)	$–	$(0.55)
12/31/2019	30.65	0.55	6.31	6.86	(0.58)	(2.36)	(2.94)
12/31/2018	37.15	0.50	(3.53)	(3.03)	(0.52)	(2.95)	(3.47)
12/31/2017	36.72	0.48	4.39	4.87	(0.53)	(3.91)	(4.44)
12/31/2016	32.21	0.52	4.99	5.51	(0.52)	(0.48)	(1.00)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expense (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$34.94	2.70	0.94	0.94	1.70	$552,858	67
34.57	22.49	0.94	0.94	1.59	581,851	76
30.65	(8.14)	0.93	0.93	1.35	547,667	89
37.15	13.38	0.93	0.93	1.26	696,564	97
36.72	17.11	0.94	0.94	1.54	718,550	98

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2020. This report covers Growth and Income Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund’s Variable Contract class shares (“Class VC Shares”), are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2017 through December 31, 2020. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2020 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2020, the effective management fee, net of waivers, was at an annualized rate of .50% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $22,807 of the fund administration fees during the fiscal year ended December 31, 2020.

18

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2020 and 2019 was as follows:

	Year Ended 12/31/2020	Year Ended 12/31/2019
Distributions paid from:
Ordinary income	$8,654,497	$9,183,499
Net long-term capital gains	–	37,447,784
Total distributions paid	$8,654,497	$46,631,283

As of December 31, 2020, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income - net	$–
Undistributed long-term capital gains	–
Total undistributed earnings	–
Capital loss carryforwards*	(20,091,925)
Temporary differences	(149,672)
Unrealized gains - net	90,863,602
Total accumulated gains - net	$70,622,005

*	The capital losses will carry forward indefinitely.

As of December 31, 2020, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$463,047,539
Gross unrealized gain	98,974,598
Gross unrealized loss	(8,110,996)
Net unrealized security gain	$90,863,602

19

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales and certain securities.

Permanent items identified during the fiscal year ended December 31, 2020 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Total Distributable Earnings (Loss	)	Paid-in Capital
Growth and Income Portfolio	$8,243		$(8,243)

The permanent differences are attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2020 were as follows:

Purchases	Sales
$339,270,763	$373,634,680

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2020.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2020, the Fund engaged in cross-trades purchases of $642,517, and sales of $2,690,756 which resulted in net realized losses of $490,193.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$2,489,134	$–	$2,489,134
Total	$2,489,134	$–	$2,489,134

20

Notes to Financial Statements (continued)

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$2,489,134	$–	$–	$(2,489,134)	$–
Total	$2,489,134	$–	$–	$(2,489,134)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2020.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 5, 2020, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 6, 2020, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended December 31, 2020, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

21

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2020, the Fund did not utilize the Facilities.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2020, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. (the “agent”) for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Fund’s agent; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2020, the Fund did not loan any securities.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. Value investing also is subject to the risk that the company judged to be undervalued may actually be appropriately priced or even overpriced. Large-cap value stocks may perform differently than the market as a whole and other

22

Notes to Financial Statements (concluded)

types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions as well as investor sentiment. In addition, large companies may have smaller rates of growth as compared to successful but well established smaller companies. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares sold	933,385	287,670
Reinvestment of distributions	252,686	1,350,380
Shares reacquired	(2,194,281)	(2,675,516)
Decrease	(1,008,210)	(1,037,466)

23

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth and Income Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Growth and Income Portfolio of the Fund as of December 31, 2020 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

24

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

26

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer in 2020 and Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

27

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; and (8) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2020. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, three-, and five-year periods, and equal to the median of the performance peer group for the ten-year period. The Board took into account actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord

28

Approval of Advisory Contract (continued)

Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoint in the level of the management fee. The Board concluded that no action was required, with respect to economies of scale.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory

29

Approval of Advisory Contract (concluded)

services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

31

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Growth and Income Portfolio	LASFGI-3 (02/21)

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Series Fund—Growth Opportunities Portfolio

For the fiscal year ended December 31, 2020

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

18	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Supplemental Information to Shareholders

Lord Abbett Series Fund – Growth Opportunities Portfolio
Annual Report

For the fiscal year ended December 31, 2020

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Growth Opportunities Portfolio for the fiscal year ended December 31, 2020. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2020, the Fund returned 39.38%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,1 which returned 35.59% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in

February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the

1

longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0–0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions and further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the U.S. Supreme Court vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential election, while the Republican Party narrowed the Democratic majority in the House. Soon after, Pfizer and BioNTech announced that their COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity”. Following the Pfizer/BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective, and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. In December, as expected, the Food and Drug Administration (FDA) granted emergency use authorization for the Pfizer/BioNTech and Moderna vaccines. Monetary and fiscal policy remained largely supportive, as the Fed maintained interest rates near zero in its December meeting and noted that it would continue its monthly pace of at least $120 billion of asset purchases until “substantial further progress has been

2

made toward the Committee’s maximum employment and price stability goals.” Additionally, Congress passed a fifth COVID-19 relief package, worth roughly $900 billion, with approximately $325 billion in small business relief.

Security selection within the health care and financials sectors were the two largest contributors to the Fund’s relative performance over the trailing twelve months. Within the health care sector, Natera, Inc., a medical diagnostics company focused on genetic testing services, contributed to relative performance. Natera executed well during the period and expanded its reach, as the company’s Signatera Molecular residual disease test proved to be effective at detecting tumors. The Fund’s allocation to Immunomedics, Inc., a developer and manufacturer of biopharmaceutical products, also contributed to relative performance as Gilead Sciences, Inc. announced it would acquire the company for a large premium.

Within the financials sector, the Fund’s holding of Goosehead Insurance Inc., an independent personal lines insurance agency, contributed to relative performance over the period as the company reported growth in written premiums and the number of franchises. The company was also able to successfully migrate its sales channels, new agent training and franchise training to virtual remote work during the depths of the global pandemic.

Conversely, security selection within the consumer discretionary and information technology sectors detracted from relative performance during the period. Within the information technology sector, shares of Euronet Worldwide, Inc., a provider of electronic payment and transaction processing solutions, detracted from relative performance. Given its exposure to European ATMs, we believe Euronet Worldwide was severely impacted by the decline in global tourism and employment precipitated by the COVID-19 pandemic. Additionally, the Fund’s position in FleetCor Technologies, Inc., a provider of business payments solutions, detracted from relative performance. The COVID-19 pandemic’s negative impact on economic activity, consumer spending, and corporate payments weighed on shares of FleetCor during the period.

Within the consumer discretionary sector, the Fund’s position in Norwegian Inc., a cruise line operator, detracted from relative performance as the COVID-19 pandemic led to dramatic declines in global travel, negatively impacting cruise line demand and operations.

3

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2020. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class VC	39.38%	18.09%	13.41%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 through December 31, 2020).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/20 – 12/31/20” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/20	12/31/20	7/1/20 - 12/31/20
Class VC
Actual	$1,000.00	$1,319.80	$7.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.29

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2020

Sector*	%**
Communication Services	5.75%
Consumer Discretionary	14.17%
Consumer Staples	3.73%
Financials	5.74%
Health Care	21.94%
Industrials	10.91%
Information Technology	31.68%
Materials	3.78%
Real Estate	1.22%
Repurchase Agreement	0.23%
Money Market Fund(a)	0.76%
Time Deposit(a)	0.09%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

7

Schedule of Investments

December 31, 2020

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.83%

Aerospace & Defense 2.40%
CAE, Inc. (Canada)(a)	70,431	$1,954
TransDigm Group, Inc.*	1,842	1,140
Total		3,094

Banks 0.84%
First Republic Bank	7,365	1,082

Beverages 1.47%
Boston Beer Co., Inc. (The) Class A*	636	632
Brown-Forman Corp. Class B	15,932	1,266
Total		1,898

Biotechnology 5.60%
Acceleron Pharma, Inc.*	4,902	627
Argenx SE ADR*	2,337	687
Blueprint Medicines Corp.*	3,982	447
Iovance Biotherapeutics, Inc.*	20,011	929
Mirati Therapeutics, Inc.*	1,625	357
Natera, Inc.*	11,714	1,166
Sarepta Therapeutics, Inc.*	3,414	582
Seagen, Inc.*	8,047	1,409
SpringWorks Therapeutics, Inc.*	5,394	391
Twist Bioscience Corp.*	4,373	618
Total		7,213

Capital Markets 2.86%
MarketAxess Holdings, Inc.	3,078	1,756
Moody’s Corp.	1,987	577
MSCI, Inc.	3,037	1,356
Total		3,689

Chemicals 0.41%
FMC Corp.	4,618	531

Construction Materials 1.11%
Vulcan Materials Co.	9,605	1,424
Investments	Shares	Fair Value (000)
Containers & Packaging 2.30%
Avery Dennison Corp.	6,025	$935
Ball Corp.	21,714	2,023
Total		2,958

Diversified Consumer Services 2.69%
Bright Horizons Family Solutions, Inc.*	7,433	1,286
Chegg, Inc.*	12,156	1,098
Service Corp. International	22,052	1,083
Total		3,467

Electrical Equipment 1.61%
AMETEK, Inc.	11,076	1,339
Hubbell, Inc.	4,711	739
Total		2,078

Electronic Equipment, Instruments & Components 2.19%
Amphenol Corp. Class A	12,827	1,677
Trimble, Inc.*	17,142	1,145
Total		2,822

Entertainment 2.85%
Roku, Inc.*	6,315	2,097
Take-Two Interactive Software, Inc.*	5,633	1,170
Warner Music Group Corp. Class A	10,609	403
Total		3,670

Equity Real Estate Investment Trusts 1.23%
SBA Communications Corp.	5,618	1,585

Food & Staples Retailing 0.37%
Sysco Corp.	6,463	480

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Shares	Fair Value (000)
Health Care Equipment & Supplies 6.78%
Align Technology, Inc.*	5,185	$2,771
DexCom, Inc.*	2,608	964
IDEXX Laboratories, Inc.*	2,261	1,130
Insulet Corp.*	5,095	1,302
Outset Medical, Inc.*	10,303	586
Silk Road Medical, Inc.*	6,575	414
West Pharmaceutical Services, Inc.	5,549	1,572
Total		8,739

Health Care Providers & Services 1.18%
Guardant Health, Inc.*	11,844	1,526

Health Care Technology 2.53%
Teladoc Health, Inc.*	6,503	1,301
Veeva Systems, Inc. Class A*	7,215	1,964
Total		3,265

Hotels, Restaurants & Leisure 2.28%
Chipotle Mexican Grill, Inc.*	1,630	2,261
Wingstop, Inc.	5,132	680
Total		2,941

Household Products 1.34%
Church & Dwight Co., Inc.	19,815	1,728

Industrial Conglomerates 0.75%
Roper Technologies, Inc.	2,238	965

Information Technology Services 8.54%
FleetCor Technologies, Inc.*	7,880	2,150
Genpact Ltd.	32,494	1,344
Global Payments, Inc.	8,818	1,900
Jack Henry & Associates, Inc.	8,815	1,428
Twilio, Inc. Class A*	8,831	2,989
Wix.com Ltd. (Israel)*(a)	4,753	1,188
Total		10,999

Insurance 2.09%
Goosehead Insurance, Inc. Class A	14,252	1,778
RenaissanceRe Holdings Ltd.	5,545	919
Total		2,697
Investments	Shares		Fair Value (000)
Interactive Media & Services 2.96%
Match Group, Inc.*		14,189	$2,145
Snap, Inc. Class A*		33,288	1,667
Total			3,812

Internet & Direct Marketing Retail 1.54%
Chewy, Inc. Class A*(b)		6,878	618
Etsy, Inc.*		7,703	1,371
Total			1,989

Leisure Products 0.96%
Peloton Interactive, Inc. Class A*		8,191	1,243

Life Sciences Tools & Services 4.83%
10X Genomics, Inc. Class A*		8,924	1,264
Berkeley Lights, Inc.*		5,892	527
Bio-Rad Laboratories, Inc. Class A*		1,780	1,038
Charles River Laboratories International, Inc.*		5,730	1,432
Maravai LifeSciences Holdings, Inc. Class A*		19,127	536
Repligen Corp.*		6,586	1,262
Seer, Inc.*		2,839	159
Total			6,218

Machinery 1.76%
Fortive Corp.		13,940	987
Stanley Black & Decker, Inc.		7,176	1,282
Total			2,269

Multi-Line Retail 1.14%
Dollar Tree, Inc.*		13,589	1,468

Personal Products 0.58%
Shiseido Co., Ltd.(c)	JPY	10,797	747

Pharmaceuticals 1.22%
Zoetis, Inc.		9,465	1,566

Professional Services 1.50%
CoStar Group, Inc.*		2,085	1,927

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2020

Investments	Shares	Fair Value (000)
Road & Rail 2.99%
J.B. Hunt Transport Services, Inc.	8,669	$1,185
Kansas City Southern	4,631	945
Old Dominion Freight Line, Inc.	8,831	1,724
Total		3,854

Semiconductors & Semiconductor Equipment 5.69%
Analog Devices, Inc.	12,270	1,813
Lam Research Corp.	3,118	1,472
Microchip Technology, Inc.	11,086	1,531
NXP Semiconductors NV (Netherlands)(a)	7,845	1,247
Xilinx, Inc.	8,984	1,274
Total		7,337

Software 15.56%
Anaplan, Inc.*	16,834	1,210
Coupa Software, Inc.*	4,268	1,446
DocuSign, Inc.*	10,047	2,233
Everbridge, Inc.*	7,707	1,149
Fair Isaac Corp.*	2,836	1,449
Palo Alto Networks, Inc.*	4,874	1,732
Paycom Software, Inc.*	3,558	1,609
RingCentral, Inc. Class A*	9,843	3,730
ServiceNow, Inc.*	1,829	1,007
Splunk, Inc.*	12,659	2,151
Zendesk, Inc.*	16,273	2,329
Total		20,045

Specialty Retail 4.43%
Burlington Stores, Inc.*	8,912	2,331
O’Reilly Automotive, Inc.*	4,150	1,878
Tractor Supply Co.	10,686	1,502
Total		5,711

Textiles, Apparel & Luxury Goods 1.25%
Canada Goose Holdings, Inc. (Canada)*(a)(b)	15,029	448
Lululemon Athletica, Inc. (Canada)*(a)	3,334	1,160
Total		1,608
Total Common Stocks (cost $91,518,996)		128,645
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 1.09%

Repurchase Agreement 0.23%
Repurchase Agreement dated 12/31/2020, 0.00% due 1/4/2021 with Fixed Income Clearing Corp. collateralized by $302,200 of U.S. Treasury Note at 0.125% due 12/31/2022; value: $302,200; proceeds: $296,261 (cost $296,261)	$296	$296

	Shares
Money Market Fund 0.77%
Fidelity Government Portfolio(d) (cost $993,249)	993,249	993

Time Deposit 0.09%
CitiBank N.A.(d) (cost $110,361)	110,361	111
Total Short-Term Investments (cost $1,399,871)		1,400
Total Investments in Securities 100.92% (cost $92,918,867)		130,045
Liabilities in Excess of Other Assets (0.92)%		(1,184)
Net Assets 100.00%		$128,861

JPY	Japanese yen.
ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Security was purchased with the cash collateral from loaned securities.

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2020

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks
Personal Products	$–	$747	$–	$747
Remaining Industries	127,898	–	–	127,898
Short-Term Investments
Repurchase Agreement	–	296	–	296
Money Market Fund	993	–	–	993
Time Deposit	–	111	–	111
Total	$128,891	$1,154	$–	$130,045

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Investments in securities, at fair value including $1,054,979 of securities loaned (cost $92,918,867)	$130,045,254
Receivables:
Investment securities sold	142,205
Capital shares sold	42,102
Dividends	19,641
Securities lending income receivable	317
Prepaid expenses and other assets	558
Total assets	130,250,077

LIABILITIES:
Payables:
Management fee	81,855
Directors’ fees	17,173
Capital shares reacquired	8,385
Fund administration	4,366
Payable for collateral due to broker for securities lending	1,103,610
Accrued expenses	173,380
Total liabilities	1,388,769
Commitments and contingent liabilities
NET ASSETS	$128,861,308
COMPOSITION OF NET ASSETS:
Paid-in capital	$88,414,876
Total distributable earnings (loss)	40,446,432
Net Assets	$128,861,308
Outstanding shares (110 million shares of common stock authorized, $.001 par value)	7,838,094
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.44

12	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $2,224)	$563,634
Securities lending net income	2,264
Interest and other	1,142
Total investment income	567,040
Expenses:
Management fee	813,525
Non 12b-1 service fees	271,175
Shareholder servicing	115,006
Professional	46,371
Fund administration	43,388
Reports to shareholders	35,292
Custody	4,755
Directors’ fees	3,817
Other	21,844
Gross expenses	1,355,173
Expense reductions (See Note 8)	(796)
Fees waived and expenses reimbursed (See Note 3)	(4,755)
Net expenses	1,349,622
Net investment loss	(782,582)
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	17,130,440
Net realized gain (loss) on foreign currency related transactions	46
Net change in unrealized appreciation/depreciation on investments	12,366,310
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(17)
Net realized and unrealized gain (loss)	29,496,779
Net Increase in Net Assets Resulting From Operations	$28,714,197

See Notes to Financial Statements.	13

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment loss	$(782,582)	$(311,871)
Net realized gain (loss) on investments and foreign currency related transactions	17,130,486	9,405,162
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	12,366,293	21,821,780
Net increase in net assets resulting from operations	28,714,197	30,915,071
Distributions to shareholders:	(12,398,911)	(11,365,461)
Capital share transactions (See Note 14):
Proceeds from sales of shares	45,104,531	68,968,670
Reinvestment of distributions	12,398,911	11,365,461
Cost of shares reacquired	(69,902,251)	(41,430,866)
Net increase (decrease) in net assets resulting from capital share transactions	(12,398,809)	38,903,265
Net increase in net assets	3,916,477	58,452,875
NET ASSETS:
Beginning of year	$124,944,831	$66,491,956
End of year	$128,861,308	$124,944,831

14	See Notes to Financial Statements.

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15

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
12/31/2020	$13.02	$(0.10)	$5.24	$5.14	$(1.72)	$16.44
12/31/2019	10.48	(0.03)	3.82	3.79	(1.25)	13.02
12/31/2018	14.20	(0.07)	(0.42)	(0.49)	(3.23)	10.48
12/31/2017	11.96	(0.04)	2.77	2.73	(0.49)	14.20
12/31/2016	11.88	(0.03)	0.18	0.15	(0.07)	11.96

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
39.38	1.25	1.25	(0.72)	$128,861	88
36.37	1.22	1.27	(0.27)	124,945	45
(2.89)	1.13	1.29	(0.45)	66,492	39
22.91	1.10	1.27	(0.29)	134,201	69
1.23	1.13	1.33	(0.25)	123,735	155

See Notes to Financial Statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2020. This report covers Growth Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2017 through December 31, 2020. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain(loss) on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of

Notes to Financial Statements (continued)

the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2020 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.65%
Next $1 billion	.60%
Over $3 billion	.58%

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2020, the effective management fee, net of waivers, was at an annualized rate of 0.75% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $4,755 of the fund administration fees during the fiscal year ended December 31, 2020.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2020 and 2019 was as follows:

	Year Ended	Year Ended
	12/31/2020	12/31/2019
Distributions paid from:
Ordinary income	$1,535,449	$97,816
Net long-term capital gains	10,863,462	11,267,645
Total distributions paid	$12,398,911	$11,365,461

As of December 31, 2020, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$2,138,391
Undistributed long-term capital gains	2,081,024
Total undistributed earnings	4,219,415
Temporary differences	(17,173)
Unrealized gains – net	36,244,190
Total accumulated gains – net	$40,446,432

Notes to Financial Statements (continued)

As of December 31, 2020, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$93,801,069
Gross unrealized gain	36,475,566
Gross unrealized loss	(231,381)
Net unrealized security gain	$36,244,185

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2020 were as follows:

Purchases	Sales
$95,417,544	$119,768,863

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2020.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2020, the Fund engaged in cross-trades purchases of $3,481,355 and sales of $382,767 which resulted in net realized losses of $36,960.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$296,261	$–	$296,261
Total	$296,261	$–	$296,261

Notes to Financial Statements (continued)

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$296,261	$–	$–	$(296,261)	$–
Total	$296,261	$–	$–	$(296,261)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2020.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 5, 2020, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 6, 2020, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended December 31, 2020, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2020, the Fund did not utilize the Facilities.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, to participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2020, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. (the “agent”) for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Fund’s agent; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

Notes to Financial Statements (continued)

As of December 31, 2020, the market value of securities loaned and collateral received for the Fund were as follows:

Market Value of Securities Loaned	Collateral Received(1)
$1,054,979	$1,103,610

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. Value investing also is subject to the risk that the company judged to be undervalued may actually be appropriately priced or even overpriced. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars terrorism, natural disasters, epidemics or pandemics such as the COVID 19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

Notes to Financial Statements (concluded)

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares sold	3,467,320	5,842,901
Reinvestment of distributions	744,567	868,963
Shares reacquired	(5,967,746)	(3,463,128)
Increase (decrease)	(1,755,859)	3,248,736

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Opportunities Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Growth Opportunities Portfolio of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017	Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer in 2020 and Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; and (8) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2020. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one- and three-year periods, equal to the median of the performance peer group for the five-year period, and below the median of the performance peer group for the ten-year period. The Board took into account actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord Abbett’s

Approval of Advisory Contract (continued)

performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that, although the net total expense ratio of the Fund was above the median of the expense peer group, its advisory fee was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoints in the level of the management fee. The Board concluded that no action was required, with respect to economies of scale.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory

Approval of Advisory Contract (concluded)

services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

For corporate shareholders, 23% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2020, $1,535,449 and $10,863,462, respectively, represent short-term capital gains and long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Growth Opportunities Portfolio	LASFGO-3 (02/21)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Mid Cap Stock Portfolio

For the fiscal year ended December 31, 2020

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Fund — Mid Cap Stock Portfolio
Annual Report

For the fiscal year ended December 31, 2020

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Mid Cap Stock Portfolio for the fiscal year ended December 31, 2020. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2020, the Fund returned 2.50%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell MidCap® Value Index1, which returned 4.96% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has

1

since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0–0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions and further progress in

COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the U.S. Supreme Court vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential election, while the Republican Party narrowed the Democratic majority in the House. Soon after, Pfizer/BioNTech, Moderna, and AstraZeneca each announced a COVID-19 vaccine with at least a 90% efficacy rate. In December, as expected, the Food and Drug Administration (FDA) granted emergency use authorization for the Pfizer/BioNTech and Moderna vaccines. Monetary and fiscal policy remained largely supportive, as the Fed maintained interest rates near zero in its December meeting and noted that it would continue its monthly pace of at least $120 billion of asset purchases until “substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” Additionally, Congress passed a fifth COVID-19 relief package, worth roughly

2

$900 billion, with approximately $325 billion in small business relief.

Over the period, the Fund’s position in Universal Health Services, Inc., a healthcare management company, was the largest detractor from relative performance. Shares came under significant pressure in April after the company missed earnings estimates, which was attributed to the significant slowdown in March in patient volumes in both the Acute Care and Behavioral Health units. Additionally, the stock fell in September as concerns increased over rising COVID-19 cases. The Fund’s position in FirstEnergy Corp., an energy management company, also detracted from relative performance. Shares fell after the Ohio House Speaker was arrested in connection with a bribery investigation related to the passage of a bill that provided subsidies to struggling nuclear power plants. This bill helped FirstEnergy’s former subsidiary emerge from bankruptcy separate from the company and thus allowing FirstEnergy to be a clean, fully regulated utility. The Fund’s position in Avnet Inc., also detracted from relative performance. Throughout the year, the electronic components distributor continued to face significant headwinds relating to the COVID-19 pandemic causing sales to decline 11% year-over-year. Specifically, within the electronic components segment, which makes up 93% of Avnet’s total sales, revenue was down 11% year-over-year due to sluggish semiconductor sales. The stock experienced further pressure when the revenue forecast provided by management for the third quarter was lower than other semiconductor suppliers’ forecasts.

The Fund’s holding in Discover Financial Services, a direct banking and payment services company, was the largest contributor to relative performance over the period. Shares of Discover rose as credit and spending trends improved quicker-than-expected during the second quarter, aided by the government stimulus package and enhanced unemployment benefits. The Fund’s position in Teradyne, Inc., a developer of self-automatic test systems, also contributed to relative performance. The stock of Teradyne rose significantly after reporting second quarter earnings in which revenue and earnings per share were significantly above consensus estimates. This was mainly attributed to the strong demand for mobile-related test capacity and the successful navigation of supply constraints. The Fund’s holding in eBay Inc., also contributed to relative performance. Shares rose in the beginning of the summer after the company reported that business was improving significantly better than expected. This included larger volume growth, accelerated active buyers and increased number of sellers.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

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1   The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2020. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

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Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Value Index and the S&P MidCap 400® Value Index assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class VC	2.50%	5.84%	7.40%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 through December 31, 2020).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/20 – 12/31/20” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†

			7/1/20 -
	7/1/20	12/31/20	12/31/20
Class VC
Actual	$1,000.00	$1,227.10	$6.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.89

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.16% multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2020

Sector*	%**
Communication Services	2.98%
Consumer Discretionary	13.07%
Consumer Staples	4.24%
Energy	4.04%
Financials	17.39%
Health Care	8.15%
Industrials	16.16%
Information Technology	10.71%
Materials	7.29%
Real Estate	8.66%
Utilities	6.84%
Repurchase Agreement	0.47%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

7

Schedule of Investments

December 31, 2020

Investments	Shares		Fair Value (000)
COMMON STOCKS 99.67%

Aerospace & Defense 1.55%
Hexcel Corp.		81,487	$3,951

Airlines 1.23%
Delta Air Lines, Inc.		77,737	3,126

Auto Components 1.78%
Lear Corp.		28,410	4,518

Automobiles 1.46%
Harley-Davidson, Inc.		101,470	3,724

Banks 6.32%
CIT Group, Inc.		123,604	4,437
Citizens Financial Group, Inc.		112,820	4,035
East West Bancorp, Inc.		85,090	4,315
SVB Financial Group*		8,485	3,291
Total			16,078

Beverages 1.21%
Carlsberg A/S Class B(a)	DKK	19,250	3,086

Biotechnology 0.53%
Exelixis, Inc.*		66,690	1,338

Building Products 3.15%
A.O. Smith Corp.		66,088	3,623
Masco Corp.		79,864	4,387
Total			8,010

Capital Markets 3.09%
Ameriprise Financial, Inc.		24,319	4,726
KKR & Co., Inc. Class A		77,510	3,138
Total			7,864

Chemicals 4.22%
Axalta Coating Systems Ltd.*		106,882	3,052
Corteva, Inc.		96,791	3,748
Valvoline, Inc.		170,330	3,941
Total			10,741
Investments	Shares	Fair Value (000)
Communications Equipment 1.31%
F5 Networks, Inc.*	18,857	$3,318

Construction & Engineering 1.58%
EMCOR Group, Inc.	43,852	4,011

Consumer Finance 2.15%
Discover Financial Services	60,520	5,479

Containers & Packaging 1.53%
Avery Dennison Corp.	25,070	3,889

Electric: Utilities 4.93%
Edison International	59,910	3,764
Entergy Corp.	35,612	3,556
NRG Energy, Inc.	55,990	2,102
Pinnacle West Capital Corp.	38,940	3,113
Total		12,535

Electrical Equipment 4.11%
Acuity Brands, Inc.	28,555	3,457
Hubbell, Inc.	23,125	3,626
Rockwell Automation, Inc.	13,428	3,368
Total		10,451

Electronic Equipment, Instruments & Components 1.40%
Avnet, Inc.	101,147	3,551

Energy Equipment & Services 0.63%
NOV, Inc.	116,460	1,599

Equity Real Estate Investment Trusts 8.67%
Alexandria Real Estate Equities, Inc.	21,516	3,835
Camden Property Trust	34,790	3,476
CoreSite Realty Corp.	15,070	1,888
Duke Realty Corp.	73,871	2,953
Healthcare Trust of America, Inc. Class A	87,240	2,403
Highwoods Properties, Inc.	70,714	2,802
Host Hotels & Resorts, Inc.	128,576	1,881
Weingarten Realty Investors	129,467	2,805
Total		22,043

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Shares	Fair Value (000)
Food Products 1.02%
J.M. Smucker Co. (The)	22,417	$2,591

Health Care Equipment & Supplies 3.03%
Alcon, Inc. (Switzerland)*(b)	55,006	3,629
NuVasive, Inc.*	25,382	1,430
Zimmer Biomet Holdings, Inc.	17,100	2,635
Total		7,694

Health Care Providers & Services 2.99%
AmerisourceBergen Corp.	19,233	1,880
Molina Healthcare, Inc.*	12,390	2,635
Quest Diagnostics, Inc.	25,911	3,088
Total		7,603

Hotels, Restaurants & Leisure 2.89%
Caesars Entertainment, Inc.*	46,978	3,489
Choice Hotels International, Inc.	23,590	2,518
Domino’s Pizza, Inc.	3,528	1,353
Total		7,360

Household Durables 1.59%
Leggett & Platt, Inc.	90,972	4,030

Household Products 2.01%
Reynolds Consumer Products, Inc.	76,020	2,284
Spectrum Brands Holdings, Inc.	35,950	2,839
Total		5,123

Information Technology Services 2.00%
Euronet Worldwide, Inc.*	35,120	5,090

Insurance 5.84%
Everest Re Group Ltd.	15,506	3,630
Fidelity National Financial, Inc.	97,427	3,808
Globe Life, Inc.	33,090	3,142
Hartford Financial Services Group, Inc. (The)	87,351	4,279
Total		14,859
Investments	Shares		Fair Value (000)
Internet & Direct Marketing Retail 1.23%
eBay, Inc.		62,389	$3,135

Leisure Products 1.44%
Brunswick Corp.		48,035	3,662

Life Sciences Tools & Services 1.62%
Waters Corp.*		16,630	4,115

Machinery 3.05%
Cummins, Inc.		18,110	4,113
Westinghouse Air Brake Technologies Corp.		49,801	3,645
Total			7,758

Media 2.98%
Fox Corp. Class A		96,740	2,817
Nexstar Media Group, Inc. Class A		15,110	1,650
Omnicom Group, Inc.		49,870	3,110
Total			7,577

Metals & Mining 1.55%
Lundin Mining Corp.(a)	CAD	444,539	3,946

Multi-Utilities 1.26%
CMS Energy Corp.		52,495	3,203

Oil, Gas & Consumable Fuels 3.42%
Cabot Oil & Gas Corp.		103,200	1,680
Marathon Petroleum Corp.		47,564	1,967
ONEOK, Inc.		55,176	2,118
Parsley Energy, Inc. Class A		205,483	2,918
Total			8,683

Road & Rail 1.51%
Kansas City Southern		6,520	1,331
Landstar System, Inc.		18,700	2,518
Total			3,849

Semiconductors & Semiconductor Equipment 1.75%
Teradyne, Inc.		37,024	4,439

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2020

Investments	Shares	Fair Value (000)
Software 2.94%
Fair Isaac Corp.*	7,390	$3,777
Synopsys, Inc.*	14,289	3,704
Total		7,481

Specialty Retail 2.70%
Ross Stores, Inc.	32,591	4,002
Williams-Sonoma, Inc.	28,060	2,858
Total		6,860

Technology Hardware, Storage & Peripherals 1.34%
NetApp, Inc.	51,361	3,402

Water Utilities 0.66%
American Water Works Co., Inc.	10,930	1,677
Total Common Stocks (cost $216,941,787)		253,449
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.47%

Repurchase Agreement
Repurchase Agreement dated 12/31/2020, 0.00% due 1/4/2021 with Fixed Income Clearing Corp. collateralized by $1,221,400 of U.S. Treasury Note at 0.125% due 12/31/2022; value: $1,221,400; proceeds: $1,197,403 (cost $1,197,403)	$1,197	$1,197
Total Investments in Securities 100.14% (cost $218,139,190)		254,646
Liabilities in Excess of Other Assets (0.14)%		(360)
Net Assets 100.00%		$254,286

CAD	Canadian dollar.
DKK	Danish Krone.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks
Beverages	$–	$3,086	$–	$3,086
Remaining Industries	250,363	–	–	250,363
Short-Term Investment
Repurchase Agreement	–	1,197	–	1,197
Total	$250,363	$4,283	$–	$254,646

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.

A reconciliation of Level 3 investments is presented when the fund has a significant amount of Level 3 investments in relation to the Fund’s net assets.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Investments in securities, at fair value (cost $218,139,190)	$254,646,000
Receivables:
Dividends	222,710
Investment securities sold	207,580
Capital shares sold	157,329
Prepaid expenses and other assets	3,250
Total assets	255,236,869
LIABILITIES:
Payables:
Management fee	155,246
Directors’ fees	73,987
Capital shares reacquired	57,001
Transfer agent fees	556,484
Fund administration	8,511
Accrued expenses	99,375
Total liabilities	950,604
Commitments and contingent liabilities
NET ASSETS	$254,286,265
COMPOSITION OF NET ASSETS:
Paid-in capital	$227,929,144
Total distributable earnings (loss)	26,357,121
Net Assets	$254,286,265
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	10,554,754
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$24.09

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $20,571)	$5,104,537
Securities lending net income	10
Interest and other	1,402
Total investment income	5,105,949
Expenses:
Management fee	1,654,355
Non 12b-1 service fees	560,304
Shareholder servicing	170,529
Fund administration	89,653
Professional	53,294
Reports to shareholders	52,451
Custody	19,026
Directors’ fees	8,096
Other	39,563
Gross expenses	2,647,271
Expense reductions (See Note 8)	(1,733)
Fees waived and expenses reimbursed (See Note 3)	(19,026)
Net expenses	2,626,512
Net investment income	2,479,437
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(9,100,784)
Net realized gain (loss) on foreign currency related transactions	401
Net change in unrealized appreciation/depreciation on investments	10,070,205
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	983
Net realized and unrealized gain (loss)	970,805
Net Increase in Net Assets Resulting From Operations	$3,450,242

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment income	$2,479,437	$2,413,673
Net realized gain (loss) on investments and foreign currency related transactions	(9,100,383)	7,087,354
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	10,071,188	42,550,934
Net increase in net assets resulting from operations	3,450,242	52,051,961
Distributions to shareholders:	(2,488,293)	(6,874,851)
Capital share transactions (See Note 14):
Proceeds from sales of shares	16,861,385	33,801,297
Reinvestment of distributions	2,488,293	6,874,851
Cost of shares reacquired	(37,145,314)	(55,704,547)
Net decrease in net assets resulting from capital share transactions	(17,795,636)	(15,028,399)
Net increase (decrease) in net assets	(16,833,687)	30,148,711
NET ASSETS:
Beginning of year	$271,119,952	$240,971,241
End of year	$254,286,265	$271,119,952

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2020	$23.74	$0.23	$0.36	$0.59	$(0.24)	$–	$(0.24)
12/31/2019	19.87	0.21	4.27	4.48	(0.21)	(0.40)	(0.61)
12/31/2018	24.51	0.15	(3.83)	(3.68)	(0.17)	(0.79)	(0.96)
12/31/2017	25.52	0.14	1.58	1.72	(0.16)	(2.57)	(2.73)
12/31/2016	23.28	0.13	3.69	3.82	(0.13)	(1.45)	(1.58)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net		Total expenses			Net
asset		after waivers		Net	assets,	Portfolio
value,	Total	and/or	Total	investment	end of	turnover
end of	return(b)	reimbursements	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)
$24.09	2.50	1.17	1.18	1.11	$254,286	67
23.74	22.64	1.17	1.17	0.91	271,120	79
19.87	(15.04)	1.17	1.17	0.64	240,971	50
24.51	6.83	1.16	1.16	0.55	331,388	70
25.52	16.39	1.17	1.17	0.52	356,563	67

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2020. This report covers Mid Cap Stock Portfolio (the “Fund”).

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity,

16

Notes to Financial Statements (continued)

reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2017 through December 31, 2020. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain(loss) on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess

17

Notes to Financial Statements (continued)

of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2020 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2020, the effective management fee, net of waivers, was at an annualized rate of .74% of the Fund’s average daily net assets.

18

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $12,974 of the fund administration fees during the fiscal year ended December 31, 2020.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2020 and 2019 was as follows:

	Year Ended 12/31/2020	Year Ended 12/31/2019
Distributions paid from:
Ordinary income	$2,488,293	$2,394,211
Net long-term capital gains	–	4,480,640
Total distributions paid	$2,488,293	$6,874,851

As of December 31, 2020, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$13,401
Undistributed long-term capital gains	–
Total undistributed earnings	13,401
Capital loss carryforwards*	(8,648,014)
Temporary differences	(73,987)
Unrealized gains – net	35,065,721
Total accumulated gains – net	$26,357,121

*	The capital losses will carry forward indefinitely.

19

Notes to Financial Statements (continued)

As of December 31, 2020, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$219,581,262
Gross unrealized gain	40,680,988
Gross unrealized loss	(5,616,250)
Net unrealized security gain	$35,064,738

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2020 were as follows:

Purchases	Sales
$150,371,428	$167,826,711

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2020.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2020, the Fund engaged in cross-trades purchases of $1,440,086, and sales of $940,803, which resulted in net realized losses of $278,411.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

20

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$1,197,403	$–	$1,197,403
Total	$1,197,403	$–	$1,197,403

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,197,403	$–	$–	$(1,197,403)	$–
Total	$1,197,403	$–	$–	$(1,197,403)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2020.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 5, 2020, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 6, 2020, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended December 31, 2020, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and

21

Notes to Financial Statements (continued)

$80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2020, the Fund did not utilize the Facilities.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2020, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. (the “agent”) for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Fund’s agent; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2020, the Fund did not loan any securities.

22

Notes to Financial Statements (continued)

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. Value investing also is subject to the risk that the company judged to be undervalued may actually be appropriately priced or even overpriced. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors can affect the Fund’s performance.

23

Notes to Financial Statements (concluded)

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares sold	851,555	1,487,614
Reinvestment of distributions	105,536	289,623
Shares reacquired	(1,821,997)	(2,487,867)
Decrease	(864,906)	(710,630)

24

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Stock Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Mid Cap Stock Portfolio of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer in 2020 and Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

28

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; and (8) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2020. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year period, but below the median of the performance peer group for the three-, five-, and ten-year periods. The Board took into account actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord

29

Approval of Advisory Contract (continued)

Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that although the Fund’s net total expense ratio was above the median of the expense peer group, the Fund’s advisory fee rate was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoints in the level of the management fee. The Board concluded that no action was required, with respect to economies of scale.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory

30

Approval of Advisory Contract (concluded)

services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Mid Cap Stock Portfolio	LASFMCV-3 (02/21)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Short Duration Income Portfolio

For the fiscal year ended December 31, 2020

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

46	Statement of Assets and Liabilities

47	Statement of Operations

48	Statements of Changes in Net Assets

50	Financial Highlights

52	Notes to Financial Statements

65	Report of Independent Registered Public Accounting Firm

66	Supplemental Information to Shareholders

Lord Abbett Series Fund – Short Duration Income Portfolio

Annual Report

For the fiscal year ended December 31, 2020

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Short Duration Income Portfolio for the fiscal year ended December 31, 2020. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2020, the Fund returned 3.13%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the ICE BofA 1-3 Year U.S. Corporate Credit Index,1 which returned 4.16%.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded.

1

During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions and further progress in

COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the U.S. Supreme Court vacancy, increased COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential election, while the Republican Party narrowed the Democratic majority in the House. Soon after, Pfizer/BioNTech, Moderna, and AstraZeneca each announced a COVID-19 vaccine with greater than 90% efficacy rate. In December, as expected, the Food and Drug Administration (FDA) granted emergency use authorization for the Pfizer/BioNTech and Moderna vaccines. Monetary and fiscal policy remained largely supportive, as the Fed maintained interest rates near zero in its December meeting and noted that it would continue its monthly pace of at least $120 billion of asset purchases until “substantial further progress has been made toward the Committee’s maximum employment and price stability goals”. Additionally, Congress passed a fifth COVID-19 relief package,

2

worth roughly $900 billion, with approximately $325 billion in small business relief.

Consistent with the Fund’s mandate, the Fund maintained exposure to a variety of bond market sectors beyond the investment grade corporate bonds represented in the benchmark. This broad opportunity set provides portfolio diversification and allows for the flexibility to pursue relative value opportunities across sectors.

The Fund’s allocation to commercial mortgage-backed securities was the largest detractor from relative performance over the period. Despite holding an up-in-quality bias, the exposure detracted as valuation uncertainty and the shutdown nature of the COVID-19 pandemic, especially in hotel and retail properties, acted as strong headwinds to the asset class. A modest allocation to cash and cash equivalents also detracted from relative performance during the period.

The main contributor to relative performance over the period was security selection within investment grade corporate bonds. Most notably, security selection in the health care and capital goods sectors benefited performance. After the March drawdown, we began to add modestly to short-term high yield bonds, as we believed the asset class might benefit from the easing of restrictions, lower rates, and a search-for-yield environment. Since March, the Fund’s allocation to high yield credit has contributed significantly to performance. Most notably, the portfolio’s high yield allocations within the autos, leisure, energy and technology sectors contributed to relative performance.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The ICE BofA 1-3 Year U.S. Corporate Index is an unmanaged index comprised of U.S. dollar-denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with between one and three years remaining to final maturity.

2  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense

3

waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2020. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the ICE BofA 1-3 Year U.S. Corporate Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Years	10 Years	Life of Class
Class VC2	3.13%	2.99%	–	2.34%

1  Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on April 14, 2014.

2  The Class VC shares commenced operations on April 4, 2014. Performance for the Class began on April 14, 2014.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 through December 31, 2020).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/20 – 12/31/20” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

			7/1/20 -
	7/1/20	12/31/20	12/31/20
Class VC
Actual	$1,000.00	$1,028.40	$4.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.01	$4.17

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2020

Sector*	%**
Auto	4.83%
Basic Industry	0.52%
Capital Goods	1.32%
Consumer Cyclical	2.00%
Consumer Discretionary	1.21%
Consumer Services	1.08%
Consumer Staples	0.90%
Energy	7.70%
Financial Services	51.68%
Foreign Government	0.82%
Health Care	3.89%
Integrated Oils	0.06%
Materials & Processing	4.29%
Municipal	0.12%
Other	0.08%
Producer Durables	1.90%
Technology	4.66%
Telecommunications	0.88%
Transportation	0.77%
U.S. Government	3.76%
Utilities	3.46%
Repurchase Agreement	4.07%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

7

Schedule of Investments

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 93.44%

ASSET-BACKED SECURITIES 18.16%

Automobiles 6.05%
AmeriCredit Automobile Receivables Trust 2017-2 C	2.97%	3/20/2023	$60	$60,475
AmeriCredit Automobile Receivables Trust 2017-3 B	2.24%	6/19/2023	10	9,609
AmeriCredit Automobile Receivables Trust 2017-4 B	2.36%	12/19/2022	30	30,013
AmeriCredit Automobile Receivables Trust 2020-1 B	1.48%	1/21/2025	64	65,190
ARI Fleet Lease Trust 2020-A A2†	1.77%	8/15/2028	96	97,213
Bank of The West Auto Trust 2017-1 A3†	2.11%	1/15/2023	23	23,019
Bank of The West Auto Trust 2017-1 A4†	2.33%	9/15/2023	100	101,502
California Republic Auto Receivables Trust 2018-1 A3	3.14%	8/15/2022	7	7,417
Capital Auto Receivables Asset Trust 2017-1 A4†	2.22%	3/21/2022	3	2,939
Capital Auto Receivables Asset Trust 2018-2 A3†	3.27%	6/20/2023	12	12,517
CarMax Auto Owner Trust 2016-4 A4	1.60%	6/15/2022	8	8,487
CarMax Auto Owner Trust 2017-3 A4	2.22%	11/15/2022	33	33,322
CarMax Auto Owner Trust 2019-3 A2A	2.21%	12/15/2022	77	77,095
CarMax Auto Owner Trust 2020-2 A3	1.70%	11/15/2024	29	29,580
Carvana Auto Receivables Trust 2019-2A C†	3.00%	6/17/2024	43	44,193
Chesapeake Funding II LLC 2017-2A A1†	1.99%	5/15/2029	3	3,421
Chesapeake Funding II LLC 2017-3A A1†	1.91%	8/15/2029	17	16,671
Chesapeake Funding II LLC 2017-4A A1†	2.12%	11/15/2029	42	42,208
CPS Auto Receivables Trust 2018-B C†	3.58%	3/15/2023	71	71,348
CPS Auto Receivables Trust 2019-C†	2.84%	6/16/2025	100	102,194
CPS Auto Receivables Trust 2019-C D†	3.17%	6/16/2025	200	207,232
CPS Auto Receivables Trust 2019-D B†	2.35%	11/15/2023	100	101,085
CPS Auto Receivables Trust 2019-D C†	2.54%	8/15/2024	100	102,058
CPS Auto Receivables Trust 2020-C B†	1.01%	1/15/2025	260	260,826
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	13	13,179
Drive Auto Receivables Trust 2017-2 D	3.49%	9/15/2023	77	77,915
Drive Auto Receivables Trust 2017-BA D†	3.72%	10/17/2022	10	9,617
Drive Auto Receivables Trust 2018-3 C	3.72%	9/16/2024	29	28,819
Drive Auto Receivables Trust 2018-4 C	3.66%	11/15/2024	48	47,997
Drive Auto Receivables Trust 2018-4 D	4.09%	1/15/2026	34	35,321
Drive Auto Receivables Trust 2018-5 C	3.99%	1/15/2025	84	85,965

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Automobiles (continued)
Drive Auto Receivables Trust 2019-2 B	3.17%	11/15/2023	$33		$33,032
Drive Auto Receivables Trust 2019-2 C	3.42%	6/16/2025	76		78,103
Drive Auto Receivables Trust 2019-2 D	3.69%	8/17/2026	44		46,301
Drive Auto Receivables Trust 2019-4 C	2.51%	11/17/2025	107		109,407
Drive Auto Receivables Trust 2019-4 D	2.70%	2/16/2027	82		84,674
Enterprise Fleet Financing LLC 2020-2 A2†	0.61%	7/20/2026	175		175,562
Exeter Automobile Receivables Trust 2017-3A B†	2.81%	9/15/2022	4		3,533
Exeter Automobile Receivables Trust 2019-4A B†	2.30%	12/15/2023	75		75,757
Fifth Third Auto Trust 2019-1 A2A	2.66%	5/16/2022	2		1,552
Fifth Third Auto Trust 2019-1 A4	2.69%	11/16/2026	50		52,053
First Investors Auto Owner Trust 2018-1A B†	3.51%	5/15/2023	40		40,447
Flagship Credit Auto Trust 2017-3 B†	2.59%	7/15/2022	–	(a)	205
Flagship Credit Auto Trust 2018-3 A†	3.07%	2/15/2023	28		28,006
Flagship Credit Auto Trust 2019-1 A†	3.11%	8/15/2023	26		26,553
Ford Credit Auto Owner Trust 2016-2 A†	2.03%	12/15/2027	300		302,436
Ford Credit Auto Owner Trust 2017-2 A†	2.36%	3/15/2029	100		103,475
Ford Credit Auto Owner Trust 2018-2 A†	3.47%	1/15/2030	200		214,631
Ford Credit Auto Owner Trust 2019-REV1 A†	3.52%	7/15/2030	100		109,164
Ford Credit Auto Owner Trust 2020-C A3	0.41%	7/15/2025	155		155,626
Ford Credit Auto Owner Trust REV1 2016-1 A†	2.31%	8/15/2027	100		100,237
Foursight Capital Automobile Receivables Trust 2020-1 A3†	2.05%	10/15/2024	100		102,256
GM Financial Automobile Leasing Trust 2020-3 A4	0.51%	10/21/2024	363		364,624
GM Financial Automobile Leasing Trust 2019-2 A3	2.67%	3/21/2022	56		56,558
GM Financial Automobile Leasing Trust 2020-2 A3	0.80%	7/20/2023	73		73,590
GM Financial Consumer Automobile Receivables Trust 2019-1 B	3.37%	8/16/2024	26		27,239
GM Financial Consumer Automobile Receivables Trust 2020-4 A3	0.38%	8/18/2025	195		195,431
Honda Auto Receivables Owner Trust 2020-2 A3	0.82%	7/15/2024	75		75,745
Honda Auto Receivables Owner Trust 2020-3 A3	0.37%	10/18/2024	156		156,325
Hyundai Auto Receivables Trust 2016-B C	2.19%	11/15/2022	72		72,196
Hyundai Auto Receivables Trust 2019-B A2	1.93%	7/15/2022	33		33,059
Mercedes-Benz Auto Lease Trust 2018-B A3	3.21%	9/15/2021	6		5,862
Nissan Auto Lease Trust 2020-B A3	0.43%	10/16/2023	178		178,324
Santander Drive Auto Receivables Trust 2017-1 D	3.17%	4/17/2023	9		8,884
Santander Drive Auto Receivables Trust 2017-2 D	3.49%	7/17/2023	65		65,389
Santander Drive Auto Receivables Trust 2017-3 C	2.76%	12/15/2022	2		2,202
Santander Drive Auto Receivables Trust 2018-4 C	3.56%	7/15/2024	43		43,108

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Santander Drive Auto Receivables Trust 2018-5 C	3.81%		12/16/2024	$59	$59,724
Santander Drive Auto Receivables Trust 2019-3 C	2.49%		10/15/2025	121	123,556
Santander Drive Auto Receivables Trust 2020-2 D	2.22%		9/15/2026	216	222,319
Santander Retail Auto Lease Trust 2019-B D†	3.31%		6/20/2024	72	74,597
TCF Auto Receivables Owner Trust 2016-1A B†	2.32%		6/15/2022	2	2,244
Toyota Auto Receivables Owner Trust 2020-D A2	0.23%		5/15/2023	180	180,022
Toyota Auto Receivables Owner Trust 2020-D A3	0.35%		1/15/2025	161	161,357
Volkswagen Auto Loan Enhanced Trust 2020-1 A3	0.98%		11/20/2024	141	142,539
Westlake Automobile Receivables Trust 2019-2A A2A†	2.57%		2/15/2023	55	54,897
Westlake Automobile Receivables Trust 2019-2A D†	3.20%		11/15/2024	86	89,060
Westlake Automobile Receivables Trust 2019-3A B†	2.41%		10/15/2024	97	98,551
Westlake Automobile Receivables Trust 2019-3A C†	2.49%		10/15/2024	94	96,259
World Omni Automobile Lease Securitization Trust 2020-B A3	0.45%		2/15/2024	91	91,279
World Omni Select Auto Trust 2018-1A B†	3.68%		7/15/2023	17	17,175
World Omni Select Auto Trust 2018-1A D†	4.13%		1/15/2025	52	53,831
World Omni Select Auto Trust 2019-A C	2.38%		12/15/2025	15	15,522
World Omni Select Auto Trust 2019-A D	2.59%		12/15/2025	45	46,176
Total					6,539,081

Credit Cards 1.48%
Barclays Dryrock Issuance Trust 2018-1 A	0.489% (1 Mo. LIBOR + .33%	)#	7/15/2024	100	100,197
Capital One Multi-Asset Execution Trust 2019-A2	1.72%		8/15/2024	41	42,004
Golden Credit Card Trust 2018-1A A†	2.62%		1/15/2023	268	268,232
Master Credit Card Trust 2019-1A B†	3.57%		7/21/2022	100	99,861
Master Credit Card Trust II Series 2018-1A A†	0.642% (1 Mo. LIBOR + .49%	)#	7/21/2024	100	100,285
Synchrony Credit Card Master Note Trust 2016-2 A	2.21%		5/15/2024	179	180,272
Synchrony Credit Card Master Note Trust 2016-2 B	2.55%		5/15/2024	100	100,450
Synchrony Credit Card Master Note Trust 2017-2 B	2.82%		10/15/2025	100	103,481
World Financial Network Credit Card Master Trust 2016-A	2.03%		4/15/2025	134	135,023
World Financial Network Credit Card Master Trust 2018-C A	3.55%		8/15/2025	173	177,388
World Financial Network Credit Card Master Trust 2018-C M	3.95%		8/15/2025	36	36,754
World Financial Network Credit Card Master Trust 2019-A A	3.14%		12/15/2025	97	100,058

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards (continued)
World Financial Network Credit Card Master Trust 2019-B A	2.49%		4/15/2026	$8	$8,248
World Financial Network Credit Card Master Trust 2019-C A	2.21%		7/15/2026	140	144,399
Total					1,596,652

Other 10.63%
ACAM Ltd. 2019-FL1 A†	1.553% (1 Mo. LIBOR + 1.40%	)#	11/17/2034	168	167,769
Ammc Clo Ltd. 2016-19A BR†	2.037% (3 Mo. LIBOR + 1.80%	)#	10/16/2028	250	247,959
Amur Equipment Finance Receivables VI LLC 2018-2A A2†	3.89%		7/20/2022	48	49,307
Amur Equipment Finance Receivables VII LLC 2019-1A A2†	2.63%		6/20/2024	77	78,617
Apidos CLO XXII 2015-22A A1R†	1.278% (3 Mo. LIBOR + 1.06%	)#	4/20/2031	250	248,878
Arbor Realty Collateralized Loan Obligation Ltd. 2017-FL3 A†	1.149% (1 Mo. LIBOR + .99%	)#	12/15/2027	100	99,838
Arbor Realty Commercial Real Estate Notes Ltd. 2018-FL1 A†	1.309% (1 Mo. LIBOR + 1.15%	)#	6/15/2028	100	99,753
Ares XLI CLO Ltd. 2016-41A AR†	1.437% (3 Mo. LIBOR + 1.20%	)#	1/15/2029	250	250,125
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021	1	669
Avery Point V CLO Ltd. 2014-5A AR†	1.198% (3 Mo. LIBOR + .98%	)#	7/17/2026	73	72,631
Bain Capital Credit CLO Ltd. 2020-5A A1†	Zero Coupon	#(b)	1/20/2032	250	250,008
BDS Ltd. 2019-FL3 A†	1.553% (1 Mo. LIBOR + 1.40%	)#	1/15/2036	100	99,824
Benefit Street Partners CLO IV Ltd. 2014-IVA A1RR†	1.468% (3 Mo. LIBOR + 1.25%	)#	1/20/2029	250	250,312
BSPRT Issuer, Ltd. 2019 FL5 A†	1.309% (1 Mo. LIBOR + 1.15%	)#	5/15/2029	100	99,645
Conn’s Receivables Funding LLC 2019-B A†	2.66%		6/17/2024	12	12,294
CoreVest American Finance Ltd. 2018-1 A†	3.804%		6/15/2051	69	72,256
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028	13	13,041
Diamond Resorts Owner Trust 2018-1 A†	3.70%		1/21/2031	45	47,521
Diamond Resorts Owner Trust 2018-1 B†	4.19%		1/21/2031	37	38,475
DLL LLC 2018-1 A3†	3.10%		4/18/2022	19	19,184
DLL LLC 2018-1 A4†	3.27%		4/17/2026	109	111,042

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
DLL Securitization Trust 2017-A A4†	2.43%		11/17/2025		$99	$99,316
Dryden XXV Senior Loan Fund 2012-25A BRR†	1.587% (3 Mo. LIBOR + 1.35%	)#	10/15/2027		290	288,446
Elm CLO Ltd. 2014-1A BRR†	1.968% (3 Mo. LIBOR + 1.75%	)#	1/17/2029		200	201,257
Elmwood CLO VI Ltd. 2020-3A A†	1.557% (3 Mo. LIBOR + 1.32%	)#	10/15/2031		250	249,973
Fairstone Financial Issuance Trust I 2019-1A A†(c)	3.948%		3/21/2033	CAD	150	118,980
Ford Credit Floorplan Master Owner Trust 2019-1 A	2.84%		3/15/2024		$239	246,369
Ford Credit Floorplan Master Owner Trust 2019-2 A	3.06%		4/15/2026		305	330,949
FREED ABS TRUST 2018-2 A†	3.99%		10/20/2025		6	6,178
Grand Avenue CRE 2019-FL1 A†	1.279% (1 Mo. LIBOR + 1.12%	)#	6/15/2037		216	215,240
Grand Avenue CRE 2019-FL1 AS†	1.659% (1 Mo. LIBOR + 1.50%	)#	6/15/2037		100	99,577
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 A†	1.709% (1 Mo. LIBOR + 1.55%	)#	9/15/2028		124	123,862
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 AS†	2.309% (1 Mo. LIBOR + 2.15%	)#	9/15/2028		38	37,344
Halcyon Loan Advisors Funding Ltd. 2015-2A AR†	1.295% (3 Mo. LIBOR + 1.08%	)#	7/25/2027		114	113,251
HPEFS Equipment Trust 2020-1A A2†	1.73%		2/20/2030		82	82,516
HPEFS Equipment Trust 2020-1A B†	1.89%		2/20/2030		100	101,951
HPS Loan Management Ltd. 10-2016 A2R†	1.968% (3 Mo. LIBOR + 1.75%	)#	1/20/2028		250	250,095
Hyundai Floorplan Master Owner Trust 2019-1 A†	2.68%		4/15/2024		180	185,154
JFIN CLO Ltd. 2013-1A A1NR†	1.608% (3 Mo. LIBOR + 1.39%	)#	1/20/2030		129	129,147
KKR CLO Ltd.†	1.357% (3 Mo. LIBOR + 1.14%	)#	3/15/2031		250	249,074
LMREC, Inc. 2019-CRE3 A†	1.551% (1 Mo. LIBOR + 1.40%	)#	12/22/2035		139	137,915
LoanCore Issuer Ltd. 2019-CRE2 A†	1.289% (1 Mo. LIBOR + 1.13%	)#	5/15/2036		101	100,533
M360 LLC 2019-CRE2 A†	1.559% (1 Mo. LIBOR + 1.40%	)#	9/15/2034		155	153,965
Mercedes-Benz Master Owner Trust 2019-BA A†	2.61%		5/15/2024		147	152,066
Mountain Hawk III CLO Ltd. 2014-3A AR†	1.418% (3 Mo. LIBOR + 1.20%	)#	4/18/2025		32	31,663
Mountain View CLO LLC 2017-1A AR†	1.32% (3 Mo. LIBOR + 1.09%	)#	10/16/2029		250	248,629

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Mountain View CLO XIV Ltd. 2019-1A A1†	1.727% (3 Mo. LIBOR + 1.49%	)#	4/15/2029	$250	$250,113
MVW Owner Trust 2017-1A A†	2.42%		12/20/2034	30	30,875
Navient Private Education Refi Loan Trust 2020-FA A†	1.22%		7/15/2069	75	75,956
NextGear Floorplan Master Owner Trust 2018-2A A2†	3.69%		10/15/2023	374	383,797
NextGear Floorplan Master Owner Trust 2018-2A B†	4.01%		10/15/2023	100	102,622
NextGear Floorplan Master Owner Trust 2020-1A A1†	0.959% (1 Mo. LIBOR + .80%	)#	2/15/2025	530	535,282
Northwoods Capital Ltd. 2019-20A A1†	1.535% (3 Mo. LIBOR + 1.32%	)#	1/25/2030	250	250,065
Octagon Investment Partners XVII Ltd. 2013-1A A1R2†	1.215% (3 Mo. LIBOR + 1.00%	)#	1/25/2031	250	249,380
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	100	105,846
OneMain Financial Issuance Trust 2019-1A A†	3.48%		2/14/2031	151	152,398
OneMain Financial Issuance Trust 2019-1A B†	3.79%		2/14/2031	100	102,924
Orange Lake Timeshare Trust 2019-A†	3.06%		4/9/2038	30	31,349
Orec Ltd. 2018-CRE1 A†	1.339% (1 Mo. LIBOR + 1.18%	)#	6/15/2036	136	135,340
OZLM Funding III Ltd. 2013-3A A1RR†	1.396% (3 Mo. LIBOR + 1.18%	)#	1/22/2029	248	248,753
OZLM VIII Ltd. 2014-8A A1RR†	1.388% (3 Mo. LIBOR + 1.17%	)#	10/17/2029	248	247,446
PFS Financing Corp. 2018-B A†	2.89%		2/15/2023	122	122,258
PFS Financing Corp. 2020-A†	1.27%		6/15/2025	151	153,339
PFS Financing Corp. 2020-E A†	1.00%		10/15/2025	136	137,221
PFS Financing Corp. 2020-G A†	0.97%		2/15/2026	108	108,788
Planet Fitness Master Issuer LLC 2018-1A A2II†	4.666%		9/5/2048	98	97,828
Prima Capital CRE Securitization 2015-5A C†	4.50%		12/24/2050	70	69,177
Salem Fields CLO Ltd. 2016-2A A1R†	1.365% (3 Mo. LIBOR + 1.15%	)#	10/25/2028	250	250,009
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023	13	13,544
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024	33	33,183
SCF Equipment Leasing LLC 2019-1A A2†	3.23%		10/20/2024	72	72,255
SCF Equipment Leasing LLC 2019-2A A1†	2.22%		6/20/2024	66	67,065
SCF Equipment Leasing LLC 2019-2A A2†	2.47%		4/20/2026	177	183,104
SLC Student Loan Trust 2008-1 A4A	1.817% (3 Mo. LIBOR + 1.60%	)#	12/15/2032	45	46,184
TCI-Flatiron CLO 2016-1 Ltd. 2016-1A AR2†(d)	Zero Coupon	#(b)	1/17/2032	250	250,000

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
TICP CLO VI Ltd. 2016 6A AR†	1.437% (3 Mo. LIBOR + 1.20%	)#	1/15/2029	$250		$250,141
Towd Point Asset Trust 2018-SL1 A†	0.749% (1 Mo. LIBOR + .60%	)#	1/25/2046	67		66,875
Verizon Owner Trust 2020-B A	0.47%		2/20/2025	136		136,572
Verizon Owner Trust 2020-C A	0.41%		4/21/2025	205		205,542
West CLO Ltd. 2014-2A A1AR†	1.10% (3 Mo. LIBOR + .87%	)#	1/16/2027	47		46,728
Total						11,494,557
Total Asset-Backed Securities (cost $19,430,748)						19,630,290

				Shares (000)
COMMON STOCK 0.00%

Miscellaneous
UTEX Industries, Inc. (cost $210)				–	(e)	218

				Principal Amount (000)
CONVERTIBLE BOND 0.10%

Technology
Weibo Corp. (China)(f) (cost $106,402)	1.25%		11/15/2022	$110		107,249

CORPORATE BONDS 53.56%

Aerospace/Defense 1.56%
BAE Systems PLC (United Kingdom)†(f)	4.75%		10/11/2021	400		412,950
Boeing Co. (The)	2.30%		8/1/2021	48		48,445
Boeing Co. (The)	2.80%		3/1/2023	316		328,147
Boeing Co. (The)	4.508%		5/1/2023	251		271,390
Boeing Co. (The)	4.875%		5/1/2025	488		556,603
Howmet Aerospace, Inc.	5.125%		10/1/2024	58		63,921
Total						1,681,456

Air Transportation 0.20%
Air Canada 2015-1 Class B Pass-Through Trust (Canada)†(f)	3.875%		9/15/2024	12		12,175
Air Canada 2015-2 Class B Pass-Through Trust (Canada)†(f)	5.00%		6/15/2025	6		6,318

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Air Transportation (continued)
American Airlines 2014-1 Class B Pass-Through Trust	4.375%		4/1/2024	$46	$37,276
American Airlines Group, Inc.†	3.75%		3/1/2025	92	71,300
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.†	8.00%		9/20/2025	41	45,717
United Airlines 2014-1 Class B Pass-Through Trust	4.75%		10/11/2023	8	7,543
US Airways 2012-2 Class B Pass-Through Trust	6.75%		12/3/2022	9	8,524
US Airways 2013-1 Class B Pass-Through Trust	5.375%		5/15/2023	30	28,275
Total					217,128

Apparel 0.08%
William Carter Co. (The)†	5.50%		5/15/2025	80	85,109

Auto Parts: Original Equipment 0.73%
BorgWarner, Inc.†	5.00%		10/1/2025	87	102,342
Nexteer Automotive Group Ltd.†	5.875%		11/15/2021	200	200,236
ZF North America Capital, Inc.†	4.75%		4/29/2025	450	485,487
Total					788,065

Automobiles 4.08%
BMW US Capital LLC†	3.90%		4/9/2025	152	171,190
Daimler Finance North America LLC†	0.895% (3 Mo. LIBOR + .67%	)#	11/5/2021	150	150,669
Daimler Finance North America LLC†	1.121% (3 Mo. LIBOR + .90%	)#	2/15/2022	150	151,154
Daimler Finance North America LLC†	1.75%		3/10/2023	150	154,042
Daimler Finance North America LLC†	3.70%		5/4/2023	150	160,826
Daimler Finance North America LLC†	3.875%		9/15/2021	158	161,845
Ford Motor Co.	8.50%		4/21/2023	300	338,752
Ford Motor Credit Co. LLC	2.979%		8/3/2022	300	305,385
Ford Motor Credit Co. LLC	3.087%		1/9/2023	200	203,864
Ford Motor Credit Co. LLC	3.81%		1/9/2024	200	205,250
Ford Motor Credit Co. LLC	4.25%		9/20/2022	306	316,343
General Motors Co.	5.40%		10/2/2023	25	28,010
General Motors Co.	6.125%		10/1/2025	24	29,130
General Motors Financial Co., Inc.	1.228% (3 Mo. LIBOR + .99%	)#	1/5/2023	64	63,961
General Motors Financial Co., Inc.	2.75%		6/20/2025	134	143,377
General Motors Financial Co., Inc.	2.90%		2/26/2025	54	57,712
General Motors Financial Co., Inc.	3.15%		6/30/2022	79	81,811
General Motors Financial Co., Inc.	3.70%		5/9/2023	139	147,413
General Motors Financial Co., Inc.	3.95%		4/13/2024	47	51,208

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
General Motors Financial Co., Inc.	4.25%		5/15/2023	$23	$24,804
General Motors Financial Co., Inc.	5.10%		1/17/2024	132	147,777
General Motors Financial Co., Inc.	5.20%		3/20/2023	50	54,845
Hyundai Capital America†	1.25%		9/18/2023	218	220,715
Hyundai Capital America†	3.25%		9/20/2022	31	32,292
Navistar International Corp.†	6.625%		11/1/2025	19	19,929
Tesla, Inc.†	5.30%		8/15/2025	139	145,081
Toyota Motor Credit Corp.	1.35%		8/25/2023	136	139,671
Volkswagen Group of America Finance LLC†	1.154% (3 Mo. LIBOR + .94%	)#	11/12/2021	700	705,149
Total					4,412,205

Banks: Regional 10.85%
ABN AMRO Bank NV (Netherlands)(f)	6.25%		4/27/2022	400	429,046
AIB Group plc (Ireland)†(f)	4.263% (3 Mo. LIBOR + 1.87%	)#	4/10/2025	200	218,843
Associated Bank NA	3.50%		8/13/2021	47	47,779
Banco de Credito del Peru (Peru)†(f)	2.70%		1/11/2025	31	32,403
Bank of America Corp.	0.81% (SOFR + .74%	)#	10/24/2024	129	130,250
Bank of America Corp.	0.981% (SOFR + .91%	)#	9/25/2025	115	116,316
Bank of America Corp.	1.197% (SOFR + 1.01%	)#	10/24/2026	122	123,654
Bank of America Corp.	1.319% (SOFR + 1.15%	)#	6/19/2026	89	90,958
Bank of America Corp.	2.015% (3 Mo. LIBOR + .64%	)#	2/13/2026	57	59,762
Bank of America Corp.	2.456% (3 Mo. LIBOR + .87%	)#	10/22/2025	157	167,429
Bank of America Corp.	3.366% (3 Mo. LIBOR + .81%	)#	1/23/2026	152	167,402
Bank of America Corp.	3.95%		4/21/2025	136	153,366
Bank of America Corp.	4.00%		1/22/2025	248	278,825
Bank of America Corp.	4.20%		8/26/2024	175	196,414
BankUnited, Inc.	4.875%		11/17/2025	211	242,950
Barclays Bank plc (United Kingdom)†(f)	10.179%		6/12/2021	160	166,422
BBVA Bancomer SA†	6.75%		9/30/2022	150	162,300
Canadian Imperial Bank of Commerce (Canada)(f)	0.95%		6/23/2023	122	123,650
CIT Group, Inc.	3.929% (SOFR + 3.83%	)#	6/19/2024	41	43,409
CIT Group, Inc.	4.125%		3/9/2021	180	180,630
CIT Group, Inc.	4.75%		2/16/2024	49	53,670
CIT Group, Inc.	5.00%		8/15/2022	18	19,106
CIT Group, Inc.	5.00%		8/1/2023	489	535,149
Citigroup, Inc.	1.678% (SOFR + 1.67%	)#	5/15/2024	95	97,911
Citigroup, Inc.	3.106% (SOFR + 2.75%	)#	4/8/2026	701	766,815

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Citigroup, Inc.	3.142% (3 Mo. LIBOR + .72%	)#	1/24/2023	$98	$100,786
Citigroup, Inc.	3.352% (3 Mo. LIBOR + .90%	)#	4/24/2025	121	131,591
Citigroup, Inc.	3.875%		3/26/2025	20	22,335
Citigroup, Inc.	4.05%		7/30/2022	55	58,176
Citigroup, Inc.	4.40%		6/10/2025	347	396,927
Citigroup, Inc.	5.50%		9/13/2025	34	40,904
Credit Suisse Group AG (Switzerland)†(f)	2.193% (SOFR + 2.04%	)#	6/5/2026	250	261,485
Danske Bank A/S (Denmark)†(f)	1.171% (1 Yr Treasury CMT + 1.03%	)#	12/8/2023	200	200,988
Danske Bank A/S (Denmark)†(f)	3.001% (3 Mo. LIBOR + 1.25%	)#	9/20/2022	200	203,218
Danske Bank A/S (Denmark)†(f)	3.244% (3 Mo. LIBOR + 1.59%	)#	12/20/2025	200	214,220
Danske Bank A/S (Denmark)†(f)	5.00%		1/12/2022	200	208,850
Danske Bank A/S (Denmark)†(f)	5.375%		1/12/2024	200	225,825
FNB Corp.	2.20%		2/24/2023	53	54,035
Goldman Sachs Group, Inc. (The)	0.963% (3 Mo. LIBOR + .75%	)#	2/23/2023	240	242,312
Goldman Sachs Group, Inc. (The)	1.093% (SOFR + .79%	)#	12/9/2026	70	70,788
Goldman Sachs Group, Inc. (The)	1.215% (3 Mo. LIBOR + 1.00%	)#	7/24/2023	109	110,000
Goldman Sachs Group, Inc. (The)	1.325% (3 Mo. LIBOR + 1.11%	)#	4/26/2022	102	102,286
Goldman Sachs Group, Inc. (The)	3.50%		4/1/2025	176	195,869
Goldman Sachs Group, Inc. (The)	4.25%		10/21/2025	109	125,072
Lloyds Banking Group plc (United Kingdom)(f)	1.326% (1 Yr Treasury CMT + 1.10%	)#	6/15/2023	200	202,256
Macquarie Bank Ltd. (Australia)†(f)	6.625%		4/7/2021	95	96,485
Macquarie Group Ltd. (Australia)†(f)	3.189% (3 Mo. LIBOR + 1.02%	)#	11/28/2023	12	12,557
Macquarie Group Ltd. (Australia)†(f)	4.15% (3 Mo. LIBOR + 1.33%	)#	3/27/2024	75	80,640
Morgan Stanley	1.398% (3 Mo. LIBOR + 1.18%	)#	1/20/2022	59	59,030
Morgan Stanley	2.72% (SOFR + 1.15%	)#	7/22/2025	48	51,357
Morgan Stanley	5.00%		11/24/2025	106	126,890
Natwest Group plc (United Kingdom)(f)	6.125%		12/15/2022	91	100,104
Nordea Bank Abp (Finland)†(f)	4.875%		5/13/2021	200	203,091
Popular, Inc.	6.125%		9/14/2023	23	24,924

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Standard Chartered plc (United Kingdom)†(f)	1.319% (1 Yr Treasury CMT + 1.17%	)#	10/14/2023	$200	$202,270
Swedbank AB (Sweden)†(f)	1.30%		6/2/2023	200	204,012
Synovus Financial Corp.	3.125%		11/1/2022	44	45,704
UBS AG	7.625%		8/17/2022	613	678,667
UBS AG (Switzerland)(f)	5.125%		5/15/2024	200	220,950
UBS AG (United Kingdom)†(f)	1.75%		4/21/2022	200	203,590
UBS Group AG (Switzerland)†(f)	1.008% (1 Yr Treasury CMT + .83%	)#	7/30/2024	200	202,048
Wells Fargo & Co.	2.164% (3 Mo. LIBOR + .75%	)#	2/11/2026	684	719,542
Wells Fargo & Co.	2.188% (SOFR + 2.00%	)#	4/30/2026	396	417,291
Wells Fargo & Co.	2.406% (3 Mo. LIBOR + .83%	)#	10/30/2025	174	184,017
Wells Fargo & Co.	2.625%		7/22/2022	65	67,301
Wells Fargo & Co.	3.75%		1/24/2024	49	53,516
Total					11,726,368

Biotechnology Research & Production 0.22%
Gilead Sciences, Inc.	0.75%		9/29/2023	81	81,252
Royalty Pharma plc†	1.20%		9/2/2025	153	155,479
Total					236,731

Building Materials 0.83%
American Woodmark Corp.†	4.875%		3/15/2026	29	29,828
Boral Finance Pty Ltd. (Australia)†(f)	3.00%		11/1/2022	22	22,496
Carrier Global Corp.	2.242%		2/15/2025	190	201,314
Norbord, Inc. (Canada)†(f)	6.25%		4/15/2023	92	100,155
Owens Corning	4.20%		12/1/2024	105	116,808
Summit Materials LLC/Summit Materials Finance Corp.†	5.125%		6/1/2025	31	31,656
Vulcan Materials Co.	0.875% (3 Mo. LIBOR + .65%	)#	3/1/2021	400	400,177
Total					902,434

Business Services 0.65%
Capitol Investment Merger Sub 2 LLC†	10.00%		8/1/2024	50	54,876
Equifax, Inc.	1.091% (3 Mo. LIBOR + .87%	)#	8/15/2021	450	451,438
IHS Markit Ltd. (United Kingdom)(f)	4.125%		8/1/2023	71	77,309
Laureate Education, Inc.†	8.25%		5/1/2025	15	15,928
Sabre GLBL, Inc.†	7.375%		9/1/2025	98	106,477
Total					706,028

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Chemicals 0.98%
Albemarle Corp.	1.271% (3 Mo. LIBOR + 1.05%	)#	11/15/2022	$200	$199,592
Blue Cube Spinco LLC	9.75%		10/15/2023	5	5,140
Blue Cube Spinco LLC	10.00%		10/15/2025	18	19,080
Celanese US Holdings LLC	4.625%		11/15/2022	160	171,818
Celanese US Holdings LLC	5.875%		6/15/2021	86	87,901
DuPont de Nemours, Inc.	4.205%		11/15/2023	93	102,621
Nutrition & Biosciences, Inc.†	1.23%		10/1/2025	269	271,980
Syngenta Finance NV (Netherlands)†(f)	3.933%		4/23/2021	200	201,354
Total					1,059,486

Computer Hardware 1.26%
Dell International LLC/EMC Corp.†	5.45%		6/15/2023	507	560,903
Dell International LLC/EMC Corp.†	5.85%		7/15/2025	23	27,646
Dell International LLC/EMC Corp.†	5.875%		6/15/2021	23	23,070
Dell International LLC/EMC Corp.†	6.02%		6/15/2026	155	189,342
Hewlett Packard Enterprise Co.	0.90% (3 Mo. LIBOR + .68%	)#	3/12/2021	106	106,096
Hewlett Packard Enterprise Co.	0.958% (3 Mo. LIBOR + .72%	)#	10/5/2021	350	350,052
Leidos, Inc.†	2.95%		5/15/2023	98	103,351
Total					1,360,460

Computer Software 0.19%
BY Crown Parent LLC†	7.375%		10/15/2024	29	29,613
Solera LLC/Solera Finance, Inc.†	10.50%		3/1/2024	170	176,375
Total					205,988

Construction/Homebuilding 0.79%
Century Communities, Inc.	5.875%		7/15/2025	114	118,975
D.R. Horton, Inc.	2.60%		10/15/2025	478	516,045
D.R. Horton, Inc.	4.75%		2/15/2023	7	7,536
D.R. Horton, Inc.	5.75%		8/15/2023	35	39,302
Forestar Group, Inc.†	8.00%		4/15/2024	21	22,179
Lennar Corp.	4.50%		4/30/2024	67	74,161
Lennar Corp.	4.75%		5/30/2025	33	37,764
Lennar Corp.	4.875%		12/15/2023	12	13,275
M/I Homes, Inc.	5.625%		8/1/2025	20	20,873
Total					850,110

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Containers 0.20%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer†	5.125%		7/15/2023	$2	$2,026
WRKCo, Inc.	3.00%		9/15/2024	200	215,537
Total					217,563

Drugs 2.10%
Bausch Health Cos., Inc.†	5.50%		11/1/2025	36	37,342
Bausch Health Cos., Inc.†	6.125%		4/15/2025	70	72,216
Bausch Health Cos., Inc.†	7.00%		3/15/2024	211	217,277
Bayer US Finance II LLC†	1.227% (3 Mo. LIBOR + 1.01%	)#	12/15/2023	425	429,600
Bayer US Finance II LLC†	3.875%		12/15/2023	200	218,057
Bayer US Finance II LLC†	4.25%		12/15/2025	300	343,303
Becton Dickinson & Co.	1.255% (3 Mo. LIBOR + 1.03%	)#	6/6/2022	291	293,411
Cardinal Health, Inc.	0.987% (3 Mo. LIBOR + .77%	)#	6/15/2022	97	97,708
Cardinal Health, Inc.	3.079%		6/15/2024	84	90,448
Cardinal Health, Inc.	3.50%		11/15/2024	129	141,566
Cigna Corp.	0.879% (3 Mo. LIBOR + .65%	)#	9/17/2021	175	175,028
Cigna Corp.	4.125%		11/15/2025	23	26,500
CVS Health Corp.	3.875%		7/20/2025	113	128,124
Total					2,270,580

Electric: Power 3.03%
Alexander Funding Trust†	1.841%		11/15/2023	163	164,886
American Electric Power Co., Inc.	0.75%		11/1/2023	24	24,059
Ausgrid Finance Pty Ltd. (Australia)†(f)	3.85%		5/1/2023	225	237,734
Calpine Corp.†	5.25%		6/1/2026	101	104,636
Comision Federal de Electricidad (Mexico)†(f)	4.875%		1/15/2024	200	222,231
Dominion Energy, Inc.	3.071%		8/15/2024	104	112,312
Dominion Energy, Inc.	4.104%		4/1/2021	78	78,696
DTE Energy Co.	2.529%		10/1/2024	84	89,583
Duquesne Light Holdings, Inc.†	5.90%		12/1/2021	119	124,120
Enel Finance International NV (Netherlands)†(f)	2.875%		5/25/2022	200	206,419
Enel Finance International NV (Netherlands)†(f)	4.25%		9/14/2023	200	218,857
FirstEnergy Corp.	2.85%		7/15/2022	278	282,678
FirstEnergy Transmission LLC†	4.35%		1/15/2025	150	163,591
Jersey Central Power & Light Co.†	4.70%		4/1/2024	146	159,811
NextEra Energy Capital Holdings, Inc.	0.927% (3 Mo. LIBOR + .72%	)#	2/25/2022	200	201,474
NRG Energy, Inc.†	3.75%		6/15/2024	235	257,384
Origin Energy Finance Ltd. (Australia)†(f)	5.45%		10/14/2021	110	113,886

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Electric: Power (continued)
PPL Capital Funding, Inc.	3.95%	3/15/2024		$15	$16,387
PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(f)	5.375%	5/1/2021		96	96,347
San Diego Gas & Electric Co.	1.914%	2/1/2022		6	6,464
TransAlta Corp. (Canada)(f)	4.50%	11/15/2022		105	109,200
Vistra Operations Co. LLC†	3.55%	7/15/2024		261	282,772
Total					3,273,527

Electrical Equipment 1.29%
Broadcom, Inc.	3.15%	11/15/2025		250	273,083
Broadcom, Inc.	3.625%	10/15/2024		300	329,718
Microchip Technology, Inc.†	0.972%	2/15/2024		165	165,506
Microchip Technology, Inc.†	2.67%	9/1/2023		229	239,641
Microchip Technology, Inc.	3.922%	6/1/2021		62	62,887
NXP BV/NXP Funding LLC (Netherlands)†(f)	2.70%	5/1/2025		85	91,541
NXP BV/NXP Funding LLC (Netherlands)†(f)	3.875%	9/1/2022		225	237,185
Total					1,399,561

Electronics 0.17%
Flex Ltd.	3.75%	2/1/2026		92	102,979
Itron, Inc.†	5.00%	1/15/2026		9	9,214
Trimble, Inc.	4.15%	6/15/2023		53	57,447
Trimble, Inc.	4.75%	12/1/2024		16	18,300
Total					187,940

Engineering & Contracting Services 0.03%
TopBuild Corp.†	5.625%	5/1/2026		27	28,063

Entertainment 0.20%
Caesars Entertainment, Inc.†	6.25%	7/1/2025		75	79,969
Caesars Resort Collection LLC/CRC Finco, Inc.†	5.75%	7/1/2025		21	22,277
CPUK Finance Ltd.(c)	4.25%	2/28/2047	GBP	52	71,790
Enterprise Development Authority (The)†	12.00%	7/15/2024		$38	42,893
Total					216,929

Environmental Services 0.10%
Covanta Holding Corp.	5.875%	7/1/2025		100	104,364

Financial Services 3.18%
Air Lease Corp.	4.25%	2/1/2024		33	35,828
Aircastle Ltd.	4.40%	9/25/2023		184	195,062
Aircastle Ltd.	5.00%	4/1/2023		107	114,118
Aircastle Ltd.	5.50%	2/15/2022		133	138,561

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
Alliance Data Systems Corp.†	4.75%	12/15/2024	$19	$19,226
Ally Financial, Inc.	3.875%	5/21/2024	266	291,652
Ally Financial, Inc.	4.25%	4/15/2021	20	20,207
Ally Financial, Inc.	5.125%	9/30/2024	295	340,324
Ally Financial, Inc.	5.75%	11/20/2025	21	24,465
Aviation Capital Group LLC†	2.875%	1/20/2022	16	16,203
Aviation Capital Group LLC†	3.875%	5/1/2023	92	95,918
Avolon Holdings Funding Ltd. (Ireland)†(f)	4.25%	4/15/2026	42	45,282
Avolon Holdings Funding Ltd. (Ireland)†(f)	5.125%	10/1/2023	68	72,831
Avolon Holdings Funding Ltd. (Ireland)†(f)	5.25%	5/15/2024	152	165,420
Capital One Financial Corp.	2.60%	5/11/2023	101	105,932
Discover Financial Services	5.20%	4/27/2022	144	152,620
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%	9/15/2024	75	66,064
Intercontinental Exchange, Inc.	0.70%	6/15/2023	48	48,357
Jefferies Financial Group, Inc.	5.50%	10/18/2023	195	214,782
Jefferies Group LLC	5.125%	1/20/2023	58	63,395
Muthoot Finance Ltd. (India)†(f)	4.40%	9/2/2023	200	204,179
Muthoot Finance Ltd. (India)†(f)	6.125%	10/31/2022	200	210,150
Navient Corp.	5.50%	1/25/2023	37	38,781
Navient Corp.	5.875%	10/25/2024	104	110,760
Navient Corp.	6.125%	3/25/2024	53	56,743
Navient Corp.	7.25%	1/25/2022	16	16,750
OneMain Finance Corp.	6.125%	5/15/2022	2	2,125
OneMain Finance Corp.	7.75%	10/1/2021	127	133,826
Park Aerospace Holdings Ltd. (Ireland)†(f)	3.625%	3/15/2021	22	22,061
Park Aerospace Holdings Ltd. (Ireland)†(f)	4.50%	3/15/2023	145	152,016
Park Aerospace Holdings Ltd. (Ireland)†(f)	5.25%	8/15/2022	16	16,798
Park Aerospace Holdings Ltd. (Ireland)†(f)	5.50%	2/15/2024	228	248,806
Total				3,439,242

Food 0.66%
Albertsons Cos., Inc./Safeway, Inc./Albertsons LP/Albertsons LLC	5.75%	3/15/2025	11	11,370
Ingles Markets, Inc.	5.75%	6/15/2023	19	19,249
JBS USA LUX SA/JBS USA Finance, Inc.†	5.75%	6/15/2025	25	25,875
MARB BondCo plc (United Kingdom)†(f)	6.875%	1/19/2025	200	207,002
MARB BondCo plc (United Kingdom)†(f)	7.00%	3/15/2024	200	205,252
Simmons Foods, Inc.†	7.75%	1/15/2024	44	45,976
Sysco Corp.	5.65%	4/1/2025	167	198,715
Total				713,439

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Health Care Products 0.09%
Zimmer Biomet Holdings, Inc.	0.989% (3 Mo. LIBOR + .75%	)#	3/19/2021	$69	$69,002
Zimmer Biomet Holdings, Inc.	3.55%		4/1/2025	24	26,530
Total					95,532

Health Care Services 1.19%
Acadia Healthcare Co., Inc.	5.625%		2/15/2023	156	156,780
Acadia Healthcare Co., Inc.	6.50%		3/1/2024	71	72,768
Centene Corp.†	5.375%		6/1/2026	23	24,287
CommonSpirit Health	1.547%		10/1/2025	32	32,898
CommonSpirit Health	2.76%		10/1/2024	51	54,693
Fresenius Medical Care US Finance II, Inc.†	4.75%		10/15/2024	24	26,893
Fresenius Medical Care US Finance II, Inc.†	5.875%		1/31/2022	194	204,342
Fresenius Medical Care US Finance, Inc.†	5.75%		2/15/2021	66	66,368
HCA, Inc.	5.00%		3/15/2024	116	130,537
HCA, Inc.	5.25%		4/15/2025	237	276,850
HCA, Inc.	5.25%		6/15/2026	81	95,950
HCA, Inc.	8.36%		4/15/2024	46	54,050
Health Care Service Corp. A Mutual Legal Reserve Co.†	1.50%		6/1/2025	50	51,342
Molina Healthcare, Inc.	5.375%		11/15/2022	4	4,243
Select Medical Corp.†	6.25%		8/15/2026	36	38,825
Total					1,290,826

Household Equipment/Products 0.37%
Newell Brands, Inc.	4.35%		4/1/2023	116	121,816
Newell Brands, Inc.	4.875%		6/1/2025	20	22,031
Reckitt Benckiser Treasury Services plc (United Kingdom)†(f)	0.798% (3 Mo. LIBOR + .56%	)#	6/24/2022	250	251,201
Total					395,048

Insurance 0.90%
Acrisure LLC/Acrisure Finance, Inc.†	8.125%		2/15/2024	25	26,524
Assurant, Inc.	4.20%		9/27/2023	45	49,269
CNO Financial Group, Inc.	5.25%		5/30/2025	205	238,367
Equitable Holdings, Inc.	3.90%		4/20/2023	23	24,752
Jackson National Life Global Funding†	0.529% (3 Mo. LIBOR + .31%	)#	3/16/2021	247	247,128
Kemper Corp.	4.35%		2/15/2025	44	48,914
Metropolitan Life Global Funding I†	0.90%		6/8/2023	150	151,928

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Insurance (continued)
Pacific Life Global Funding II†	1.20%	6/24/2025	$32	$32,452
Protective Life Global Funding†	1.082%	6/9/2023	150	152,642
Total				971,976

Leasing 0.20%
GATX Corp.	4.35%	2/15/2024	36	39,774
Penske Truck Leasing Co., LP/PTL Finance Corp.†	2.70%	11/1/2024	57	61,089
Penske Truck Leasing Co., LP/PTL Finance Corp.†	3.45%	7/1/2024	93	101,378
Penske Truck Leasing Co., LP/PTL Finance Corp.†	3.90%	2/1/2024	9	9,832
Total				212,073

Leisure 0.43%
Carnival Corp.†	11.50%	4/1/2023	227	262,815
LTF Merger Sub, Inc.†	8.50%	6/15/2023	164	158,670
Royal Caribbean Cruises Ltd.†	11.50%	6/1/2025	41	47,982
Total				469,467

Lodging 0.79%
Las Vegas Sands Corp.	2.90%	6/25/2025	262	274,337
Las Vegas Sands Corp.	3.20%	8/8/2024	191	202,405
MGM Resorts International	6.00%	3/15/2023	8	8,600
MGM Resorts International	6.75%	5/1/2025	33	35,771
Wyndham Destinations, Inc.	5.625%	3/1/2021	20	20,173
Wyndham Destinations, Inc.	6.60%	10/1/2025	10	11,336
Wyndham Hotels & Resorts, Inc.†	5.375%	4/15/2026	103	106,798
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.†	4.25%	5/30/2023	164	166,694
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.50%	3/1/2025	31	31,946
Total				858,060

Machinery: Agricultural 0.86%
BAT Capital Corp.	2.789%	9/6/2024	54	57,777
BAT Capital Corp.	3.222%	8/15/2024	511	553,483
BAT International Finance plc (United Kingdom)(f)	1.668%	3/25/2026	82	83,979
Imperial Brands Finance plc (United Kingdom)†(f)	3.125%	7/26/2024	200	214,404
Reynolds American, Inc.	4.45%	6/12/2025	14	15,949
Total				925,592

Machinery: Industrial/Specialty 0.88%
CNH Industrial Capital LLC	4.20%	1/15/2024	83	91,098
CNH Industrial Capital LLC	4.375%	4/5/2022	79	82,580
CNH Industrial Capital LLC	4.875%	4/1/2021	78	78,768

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Machinery: Industrial/Specialty (continued)
CNH Industrial NV (United Kingdom)(f)	4.50%	8/15/2023		$150	$163,751
Flowserve Corp.	4.00%	11/15/2023		191	202,387
Nvent Finance Sarl (Luxembourg)(f)	3.95%	4/15/2023		169	178,063
Welbilt, Inc.	9.50%	2/15/2024		29	30,027
Westinghouse Air Brake Technologies Corp.	3.20%	6/15/2025		17	18,356
Westinghouse Air Brake Technologies Corp.	4.40%	3/15/2024		92	100,771
Total					945,801

Manufacturing 0.16%
Bombardier, Inc. (Canada)†(f)	8.75%	12/1/2021		36	37,500
Pentair Finance Sarl (Luxembourg)(f)	3.15%	9/15/2022		137	140,226
Total					177,726

Media 0.95%
Altice Financing SA (Luxembourg)†(f)	7.50%	5/15/2026		200	211,310
CCO Holdings LLC / CCO Holdings Capital Corp.†	5.50%	5/1/2026		16	16,603
Cox Communications, Inc.†	2.95%	6/30/2023		69	72,612
Cox Communications, Inc.†	3.15%	8/15/2024		72	78,089
DISH DBS Corp.	5.875%	7/15/2022		55	57,530
iHeartCommunications, Inc.	6.375%	5/1/2026		115	123,791
NBCUniversal Enterprise, Inc.†	5.25%	–	(g)	400	408,500
Sirius XM Radio, Inc.†	5.375%	7/15/2026		61	63,745
Total					1,032,180

Metals & Minerals: Miscellaneous 1.64%
Alcoa Nederland Holding BV (Netherlands)†(f)	6.75%	9/30/2024		200	208,685
Anglo American Capital plc (United Kingdom)†(f)	3.625%	9/11/2024		200	217,763
FMG Resources August 2006 Pty Ltd. (Australia)†(f)	5.125%	3/15/2023		98	103,757
Freeport-McMoRan, Inc.	3.875%	3/15/2023		17	17,770
Freeport-McMoRan, Inc.	4.55%	11/14/2024		234	256,084
Glencore Finance Canada Ltd. (Canada)†(f)	4.25%	10/25/2022		142	151,307
Glencore Funding LLC†	3.00%	10/27/2022		11	11,430
Glencore Funding LLC†	4.125%	5/30/2023		211	228,344
Glencore Funding LLC†	4.125%	3/12/2024		102	112,340
Glencore Funding LLC†	4.625%	4/29/2024		28	31,290
Kinross Gold Corp. (Canada)(f)	5.125%	9/1/2021		116	118,117
Kinross Gold Corp. (Canada)(f)	5.95%	3/15/2024		92	104,735
MMC Norilsk Nickel OJSC via MMC Finance DAC (Ireland)†(f)	4.10%	4/11/2023		200	210,287
Total					1,771,909

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Natural Gas 0.32%
National Fuel Gas Co.	3.75%		3/1/2023	$25	$26,257
National Fuel Gas Co.	4.90%		12/1/2021	90	92,489
National Fuel Gas Co.	5.50%		1/15/2026	176	203,186
National Fuel Gas Co.	7.395%		3/30/2023	25	27,470
Total					349,402

Oil 4.43%
American Energy-Permian Basin LLC†(h)	12.00%		10/1/2024	11	83
BP Capital Markets America, Inc.	0.889% (3 Mo. LIBOR + .65%	)#	9/19/2022	225	225,472
Callon Petroleum Co.	6.25%		4/15/2023	146	93,075
Cenovus Energy, Inc. (Canada)(f)	5.375%		7/15/2025	27	30,459
Cimarex Energy Co.	4.375%		6/1/2024	112	122,265
Continental Resources, Inc.	3.80%		6/1/2024	75	77,391
Continental Resources, Inc.	4.50%		4/15/2023	26	26,856
Continental Resources, Inc.	5.00%		9/15/2022	191	191,477
Diamondback Energy, Inc.	2.875%		12/1/2024	133	139,905
Diamondback Energy, Inc.	4.75%		5/31/2025	47	52,954
Diamondback Energy, Inc.	5.375%		5/31/2025	440	458,075
Gazprom PJSC Via Gaz Capital SA (Luxembourg)†(f)	6.51%		3/7/2022	100	106,280
Helmerich & Payne, Inc.	4.65%		3/15/2025	146	162,049
Hess Corp.	3.50%		7/15/2024	93	97,918
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.00%		12/1/2024	164	163,368
Husky Energy, Inc. (Canada)(f)	4.00%		4/15/2024	60	64,358
Laredo Petroleum, Inc.	9.50%		1/15/2025	69	60,095
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.†	6.00%		8/1/2026	103	105,317
Matador Resources Co.	5.875%		9/15/2026	196	192,325
MEG Energy Corp. (Canada)†(f)	6.50%		1/15/2025	161	165,553
Murphy Oil Corp.	6.875%		8/15/2024	53	54,004
Occidental Petroleum Corp.	1.671% (3 Mo. LIBOR + 1.45%	)#	8/15/2022	236	231,372
Occidental Petroleum Corp.	2.90%		8/15/2024	85	81,940
Occidental Petroleum Corp.	6.95%		7/1/2024	149	161,292
Parsley Energy LLC/Parsley Finance Corp.†	5.25%		8/15/2025	51	53,244
Parsley Energy LLC/Parsley Finance Corp.†	5.375%		1/15/2025	146	150,420
Petroleos Mexicanos (Mexico)(f)	4.25%		1/15/2025	76	77,320
Petroleos Mexicanos (Mexico)(f)	5.375%		3/13/2022	51	52,863
Petroleos Mexicanos (Mexico)(f)	5.50%		1/21/2021	105	105,420

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Phillips 66	0.833% (3 Mo. LIBOR + .60%	)#	2/26/2021	$97	$97,012
Reliance Industries Ltd. (India)†(f)	5.40%		2/14/2022	350	366,643
Seven Generations Energy Ltd. (Canada)†(f)	6.75%		5/1/2023	106	107,524
Seven Generations Energy Ltd. (Canada)†(f)	6.875%		6/30/2023	42	42,678
SM Energy Co.	6.125%		11/15/2022	60	58,411
Suncor Energy Ventures Corp. (Canada)†(f)	4.50%		4/1/2022	35	36,251
Suncor Energy Ventures Corp. (Canada)†(f)	9.40%		9/1/2021	63	65,622
Suncor Energy, Inc. (Canada)(f)	9.25%		10/15/2021	72	76,823
Valero Energy Corp.	1.20%		3/15/2024	74	74,731
Valero Energy Corp.	2.70%		4/15/2023	58	60,560
Valero Energy Corp.	2.85%		4/15/2025	52	55,405
Valero Energy Corp.	3.65%		3/15/2025	27	29,552
Viper Energy Partners LP†	5.375%		11/1/2027	109	114,089
WPX Energy, Inc.	5.25%		10/15/2027	15	15,920
WPX Energy, Inc.	5.25%		9/15/2024	34	37,120
WPX Energy, Inc.	5.75%		6/1/2026	49	51,585
Total					4,793,076

Oil: Crude Producers 2.91%
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025	152	177,016
Cheniere Corpus Christi Holdings LLC	7.00%		6/30/2024	440	514,106
Energy Transfer Operating LP	4.25%		3/15/2023	85	90,405
Energy Transfer Operating LP	5.875%		1/15/2024	201	226,024
Kinder Morgan Inc	1.517% (3 Mo. LIBOR + 1.28%	)#	1/15/2023	110	111,128
Midwest Connector Capital Co. LLC†	3.625%		4/1/2022	77	78,374
Midwest Connector Capital Co. LLC†	3.90%		4/1/2024	85	87,203
MPLX LP	1.33% (3 Mo. LIBOR + 1.10%	)#	9/9/2022	373	373,068
MPLX LP	5.25%		1/15/2025	201	206,278
NGPL PipeCo LLC†	4.375%		8/15/2022	156	162,610
NOVA Gas Transmission Ltd. (Canada)(f)	7.875%		4/1/2023	75	86,547
ONEOK, Inc.	7.50%		9/1/2023	116	134,314
Sabine Pass Liquefaction LLC	5.625%		4/15/2023	500	549,606
Sabine Pass Liquefaction LLC	5.75%		5/15/2024	250	285,907
Texas Eastern Transmission LP†	2.80%		10/15/2022	14	14,478
Western Midstream Operating LP	2.074% (3 Mo. LIBOR + 1.85%	)#	1/13/2023	51	50,008
Total					3,147,072

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Integrated Domestic 0.06%
Oceaneering International, Inc.	4.65%	11/15/2024	$38	$34,675
TechnipFMC plc (United Kingdom)(f)	3.45%	10/1/2022	26	26,890
Total				61,565

Paper & Forest Products 0.02%
West Fraser Timber Co., Ltd. (Canada)†(f)	4.35%	10/15/2024	25	26,150

Real Estate Investment Trusts 1.38%
Brixmor Operating Partnership LP	3.65%	6/15/2024	113	122,807
Equinix, Inc.	1.00%	9/15/2025	88	88,324
Equinix, Inc.	5.375%	5/15/2027	346	377,251
ESH Hospitality, Inc.†	5.25%	5/1/2025	63	64,668
HAT Holdings I LLC/HAT Holdings II LLC†	5.25%	7/15/2024	89	92,736
HAT Holdings I LLC/HAT Holdings II LLC†	6.00%	4/15/2025	24	25,710
Kennedy-Wilson, Inc.	5.875%	4/1/2024	8	8,130
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.†	5.25%	3/15/2022	15	15,103
SITE Centers Corp.	3.625%	2/1/2025	6	6,238
SL Green Operating Partnership LP	3.25%	10/15/2022	99	102,255
SL Green Realty Corp.	4.50%	12/1/2022	195	205,196
VEREIT Operating Partnership LP	4.60%	2/6/2024	246	270,765
VEREIT Operating Partnership LP	4.625%	11/1/2025	100	115,151
Total				1,494,334

Retail 0.34%
PetSmart, Inc.†	7.125%	3/15/2023	39	39,035
PetSmart, Inc.†	8.875%	6/1/2025	75	77,126
Walgreen Co.	3.10%	9/15/2022	37	38,635
Walgreens Boots Alliance, Inc.	3.80%	11/18/2024	190	210,180
Total				364,976

Savings & Loan 0.10%
People’s United Financial, Inc.	3.65%	12/6/2022	102	106,922

Steel 0.19%
CSN Resources SA (Brazil)(f)	7.625%	2/13/2023	200	207,802

Technology 0.90%
Baidu, Inc. (China)(f)	3.875%	9/29/2023	200	215,873
Baidu, Inc. (China)(f)	4.375%	5/14/2024	200	220,292
E*TRADE Financial Corp.	2.95%	8/24/2022	36	37,412
Netflix, Inc.†	3.625%	6/15/2025	83	89,027

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Technology (continued)
Uber Technologies, Inc.†	8.00%		11/1/2026	$69	$75,253
VeriSign, Inc.	4.625%		5/1/2023	102	103,084
VeriSign, Inc.	5.25%		4/1/2025	19	21,624
Weibo Corp. (China)(f)	3.50%		7/5/2024	200	209,939
Total					972,504

Telecommunications 0.41%
Altice France SA (France)†(f)	7.375%		5/1/2026	200	210,750
CommScope, Inc.†	5.50%		3/1/2024	21	21,680
T-Mobile USA, Inc.†	1.50%		2/15/2026	204	209,252
Total					441,682

Toys 0.32%
Hasbro, Inc.	3.00%		11/19/2024	69	74,781
Mattel, Inc.	3.15%		3/15/2023	200	202,729
Mattel, Inc.†	6.75%		12/31/2025	60	63,388
Total					340,898

Transportation: Miscellaneous 0.27%
Canadian Pacific Railway Co. (Canada)(f)	9.45%		8/1/2021	91	95,648
Huntington Ingalls Industries, Inc.	3.844%		5/1/2025	36	40,118
Ryder System, Inc.	3.35%		9/1/2025	51	56,871
XPO Logistics, Inc.†	6.50%		6/15/2022	97	97,497
Total					290,134

Wholesale 0.07%
Core & Main LP†	6.125%		8/15/2025	75	77,672
Total Corporate Bonds (cost $56,135,825)					57,903,155

FLOATING RATE LOANS(i) 1.09%

Air Transportation 0.10%
American Airlines, Inc. 2017 Incremental Term Loan	2.16% (1 Mo. LIBOR + 2.00%	)	12/15/2023	18	16,570
American Airlines, Inc. Repriced TL B due 2023	2.15% (1 Mo. LIBOR + 2.00%	)	4/28/2023	102	92,872
Total					109,442

Business Services 0.10%
Refinitiv US Holdings, Inc. 2018 USD Term Loan	3.968% (1 Mo. LIBOR + 3.25%	)	10/1/2025	110	109,976

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electrical Equipment 0.02%
Marvell Technology Group Ltd. 2018 Term Loan A	1.54% (1 Mo. LIBOR + 1.38%	)	7/6/2021	$26	$25,842	(j)

Entertainment 0.22%
Scientific Games International, Inc. 2018 Term Loan B5	2.90% (1 Mo. LIBOR + 2.75%	)	8/14/2024	164	160,985
Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan (Netherlands)(f)	3.751% (3 Mo. LIBOR + 3.50%	)	7/10/2025	75	75,430
Total					236,415

Financial Services 0.02%
Delos Finance Sarl 2018 Term Loan B (Luxembourg)(f)	2.004% (3 Mo. LIBOR + 1.75%	)	10/6/2023	26	25,646

Government 0.03%
Seminole Tribe of Florida 2018 Term Loan B	1.90% (1 Mo. LIBOR + 1.75%	)	7/8/2024	35	34,518

Healthcare 0.04%
MPH Acquisition Holdings LLC 2016 Term Loan B	3.75% (3 Mo. LIBOR + 2.75%	)	6/7/2023	39	38,446

Media 0.27%
Charter Communications Operating, LLC 2017 Term Loan A2	1.65% (1 Mo. LIBOR + 1.50%	)	3/31/2023	136	135,011	(j)
Nielsen Finance LLC USD Term Loan B4	2.15% (1 Mo. LIBOR + 2.00%	)	10/4/2023	151	150,683
Total					285,694

Retail 0.11%
Panera Bread Company Term Loan A	2.44% (1 Mo. LIBOR + 2.25%	)	7/18/2022	128	123,125

Telecommunications 0.14%
CenturyLink, Inc. 2020 Term Loan A	2.15% (1 Mo. LIBOR + 2.00%	)	1/31/2025	149	146,803

Wholesale 0.04%
Core & Main LP 2017 Term Loan B	3.75% (3 Mo. LIBOR + 2.75%	)	8/1/2024	39	39,354
Total Floating Rate Loans (cost $1,180,406)					1,175,261

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
FOREIGN GOVERNMENT OBLIGATIONS 0.82%

Egypt 0.19%
Republic of Egypt†(f)	6.125%		1/31/2022	$200	$209,128

Indonesia 0.21%
Republic of Indonesia†(f)	4.325%		5/28/2025	200	227,302

Nigeria 0.19%
Republic of Nigeria†(f)	6.75%		1/28/2021	200	200,714

Romania 0.04%
Republic of Romania†(f)	4.875%		1/22/2024	36	40,264

Senegal 0.19%
Republic of Senegal†(f)	8.75%		5/13/2021	200	205,484
Total Foreign Government Obligations (cost $873,062)					882,892

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.58%
Government National Mortgage Assoc. 2017-23 AB	2.60%		12/16/2057	27	28,389
Government National Mortgage Assoc. 2017-44 AD	2.65%		11/17/2048	37	38,683
Government National Mortgage Assoc. 2017-20 AS	2.50%		2/16/2057	46	48,329
Government National Mortgage Assoc. 2017-28 AB	2.50%		10/16/2051	50	52,080
Government National Mortgage Assoc. 2017-92 AS	2.75%		6/16/2058	40	41,563
Government National Mortgage Assoc. 2017-53 B	2.75%		3/16/2050	71	75,064
Government National Mortgage Assoc. 2017-54 AD	2.75%		1/16/2057	59	62,127
Government National Mortgage Assoc. 2017-61 A	2.60%		8/16/2058	47	48,891
Government National Mortgage Assoc. 2017-51 AS	2.75%		4/16/2058	69	72,499
Government National Mortgage Assoc. 2017-76 AS	2.65%		11/16/2050	43	44,984
Government National Mortgage Assoc. 2017-74 AS	2.60%		10/16/2057	15	15,670
Government National Mortgage Assoc. 2017-100 AS	2.75%		2/16/2058	37	38,818
Government National Mortgage Assoc. 2014-78 IO	0.178%	#(k)	3/16/2056	29	498
Government National Mortgage Assoc. 2014-64 IO	1.018%	#(k)	12/16/2054	124	5,129
Government National Mortgage Assoc. 2014-112 A	3.00%	#(k)	1/16/2048	4	4,455
Government National Mortgage Assoc. 2015-73 AC	2.90%	#(k)	2/16/2053	25	26,402
Government National Mortgage Assoc. 2015-48 AS	2.90%	#(k)	2/16/2049	19	20,189
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $597,376)					623,770

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 0.09%

Government Agency 0.01%
Federal Home Loan Mortgage Corp.	2.77% (12 Mo. LIBOR + 1.80%	)#	6/1/2041	$6		$6,216
Federal Home Loan Mortgage Corp.	2.463% (12 Mo. LIBOR + 1.90%	)#	12/1/2040	6		6,541
Federal Home Loan Mortgage Corp.	3.32% (12 Mo. LIBOR + 1.84%	)#	6/1/2042	3		2,980
Total						15,737

Miscellaneous 0.08%
Federal National Mortgage Assoc.	2.298% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	1		656
Federal National Mortgage Assoc.	2.442% (12 Mo. LIBOR + 1.80%	)#	10/1/2040	–	(a)	309
Federal National Mortgage Assoc.	2.474% (12 Mo. LIBOR + 1.80%	)#	12/1/2040	1		1,167
Federal National Mortgage Assoc.	2.669% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	4		4,589
Federal National Mortgage Assoc.	2.708% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	15		15,816
Federal National Mortgage Assoc.	2.789% (12 Mo. LIBOR + 1.60%	)#	10/1/2045	4		4,434
Federal National Mortgage Assoc.	2.814% (12 Mo. LIBOR + 1.79%	)#	3/1/2042	5		4,815
Federal National Mortgage Assoc.	2.955% (12 Mo. LIBOR + 1.72%	)#	6/1/2042	9		9,102
Federal National Mortgage Assoc.	3.153% (12 Mo. LIBOR + 1.78%	)#	10/1/2036	17		17,864
Federal National Mortgage Assoc.	3.516% (12 Mo. LIBOR + 1.81%	)#	4/1/2040	10		9,959
Federal National Mortgage Assoc.	3.676% (12 Mo. LIBOR + 1.82%	)#	1/1/2042	17		17,688
Total						86,399
Total Government Sponsored Enterprises Pass-Throughs (cost $101,981)						102,136

MUNICIPAL BONDS 0.12%

Miscellaneous
New York Transportation Development Corp., Revenue Bond	1.36%		12/1/2021	20		20,018
New York Transportation Development Corp., Revenue Bond	1.61%		12/1/2022	20		20,053

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Miscellaneous (continued)
State of Illinois	4.95%		6/1/2023	$58	$59,589
State of Illinois	6.125%		7/1/2021	33	33,045
Total Municipal Bonds (cost $132,320)					132,705

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 15.23%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(k)	12/25/2059	45	45,836
Angel Oak Mortgage Trust 2020-6 A1†	1.261%	#(k)	5/25/2065	66	65,739
AOA Mortgage Trust 2015-1177 A†	2.957%		12/13/2029	100	100,967
AREIT Trust 2018-CRE2 A†	1.133% (1 Mo. LIBOR + .98%	)#	11/14/2035	72	71,240
Atrium Hotel Portfolio Trust 2017-ATRM A†	1.089% (1 Mo. LIBOR + .93%	)#	12/15/2036	100	97,038
Atrium Hotel Portfolio Trust 2018-ATRM B†	1.589% (1 Mo. LIBOR + 1.43%	)#	6/15/2035	100	95,652
Atrium Hotel Portfolio Trust 2018-ATRM C†	1.809% (1 Mo. LIBOR + 1.65%	)#	6/15/2035	100	93,722
BAMLL Trust 2011-FSHN A†	4.42%		7/11/2033	100	100,211
Bancorp Commercial Mortgage Trust 2019-CRE5 A†	1.159% (1 Mo. LIBOR + 1.00%	)#	3/15/2036	37	36,488
BB-UBS Trust 2012-TFT A†	2.892%		6/5/2030	200	195,586
BB-UBS Trust 2012-TFT B†	3.468%	#(k)	6/5/2030	100	74,279
BB-UBS Trust 2012-TFT C†	3.468%	#(k)	6/5/2030	100	56,689
BBCMS Mortgage Trust 2018-TALL A†	0.881% (1 Mo. LIBOR + .72%	)#	3/15/2037	200	197,018
BBCMS Trust 2018-BXH A†	1.159% (1 Mo. LIBOR + 1.00%	)#	10/15/2037	68	65,538
Benchmark Mortgage Trust 2019-B12 TCA†	3.44%	#(k)	8/15/2052	203	208,152
Benchmark Mortgage Trust 2019-B12 TCB†	3.44%	#(k)	8/15/2052	225	227,415
BX Commercial Mortgage Trust 2018-BIOA A†	0.83% (1 Mo. LIBOR + .67%	)#	3/15/2037	120	120,301
BX Commercial Mortgage Trust 2019-XL A†	1.079% (1 Mo. LIBOR + .92%	)#	10/15/2036	190	190,641
BX Commercial Mortgage Trust 2019-XL C†	1.409% (1 Mo. LIBOR + 1.25%	)#	10/15/2036	95	94,925
BX Commercial Mortgage Trust 2019-XL D†	1.609% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	95	95,143
BX Commercial Mortgage Trust 2019-XL E†	1.959% (1 Mo. LIBOR + 1.80%	)#	10/15/2036	95	94,493
BX Trust 2017-SLCT D†	2.209% (1 Mo. LIBOR + 2.05%	)#	7/15/2034	43	42,616
BX Trust 2018-BILT A†	0.959% (1 Mo. LIBOR + .80%	)#	5/15/2030	46	45,210
BXP Trust 2017-CQHP A†	1.009% (1 Mo. LIBOR + .85%	)#	11/15/2034	43	42,350
CFCRE Commercial Mortgage Trust 2016-C6 XA IO	1.122%	#(k)	11/10/2049	186	9,912

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CFCRE Commercial Mortgage Trust 2016-C7 XA IO	0.715%	#(k)	12/10/2054	$185	$6,757
CFCRE Commercial Mortgage Trust 2018-TAN A†	4.236%		2/15/2033	134	139,181
CHT Mortgage Trust 2017-CSMO A†	1.089% (1 Mo. LIBOR + .93%	)#	11/15/2036	660	654,225
Citigroup Commercial Mortgage Trust 2012-GC8 A4	3.024%		9/10/2045	212	216,999
Citigroup Commercial Mortgage Trust 2013-375P A IO	0.367%	#(k)	6/10/2048	934	13,772
Citigroup Commercial Mortgage Trust 2015-GC27 AAB	2.944%		2/10/2048	8	8,460
COMM Mortgage Trust 2015-LC21 A4	3.708%		7/10/2048	35	39,246
COMM Mortgage Trust 2020-SBX A†	1.67%		1/10/2038	42	43,511
Commercial Mortgage Pass-Through Certificates 2012-CR3 B†	3.922%		10/15/2045	200	197,914
Commercial Mortgage Pass-Through Certificates 2012-LTRT A2†	3.40%		10/5/2030	100	97,020
Commercial Mortgage Pass-Through Certificates 2013-CR12 A3	3.765%		10/10/2046	45	47,463
Commercial Mortgage Pass-Through Certificates 2013-CR6 A4	3.101%		3/10/2046	10	10,380
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	52	51,934
Commercial Mortgage Pass-Through Certificates 2014-CR18 A5	3.828%		7/15/2047	170	187,623
Commercial Mortgage Pass-Through Certificates 2014-CR19 A4	3.532%		8/10/2047	26	28,153
Commercial Mortgage Pass-Through Certificates 2014-CR19 A4 IO†	0.097%	#(k)	9/10/2047	2,000	10,008
Commercial Mortgage Pass-Through Certificates 2014-LC15 A3	3.727%		4/10/2047	100	107,630
Commercial Mortgage Pass-Through Certificates 2014-LC15 A3 IO†	0.645%	#(k)	7/10/2050	76	1,121
Commercial Mortgage Pass-Through Certificates 2014-UBS3 A4	3.819%		6/10/2047	13	14,288
Commercial Mortgage Pass-Through Certificates 2016-GCT C†	3.461%	#(k)	8/10/2029	319	320,359
Commercial Mortgage Pass-Through Certificates 2016-GCT C IO	1.388%	#(k)	8/10/2049	54	3,162
Commercial Mortgage Pass-Through Certificates 2016-GCT XA IO†	0.784%		8/10/2029	4,000	9,260

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ A†	1.409% (1 Mo. LIBOR + 1.25%	)#	1/15/2034	$50	$49,634
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ A IO†	0.54%	#(k)	9/15/2037	978	19,404
Credit Suisse Mortgage Capital Certificates 2017-LSTK A†	2.761%		4/5/2033	364	363,445
Credit Suisse Mortgage Capital Certificates 2017-LSTK B†	3.03%		4/5/2033	50	49,752
Credit Suisse Mortgage Capital Certificates 2017-LSTK C†	3.229%		4/5/2033	50	49,532
Credit Suisse Mortgage Capital Certificates 2017-MOON A†	3.197%		7/10/2034	60	61,554
Credit Suisse Mortgage Capital Certificates 2017-MOON B†	3.197%	#(k)	7/10/2034	50	50,538
Credit Suisse Mortgage Capital Certificates 2017-MOON B IO†	Zero Coupon	#(k)	7/10/2034	28,675	12,666
Credit Suisse Mortgage Capital Certificates 2017-MOON C†	3.197%	#(k)	7/10/2034	109	109,482
Credit Suisse Mortgage Capital Certificates 2019-ICE4 A†	1.139% (1 Mo. LIBOR + .98%	)#	5/15/2036	434	435,451
Credit Suisse Mortgage Capital Certificates 2019-ICE4 C IO	1.919%	#(k)	1/15/2049	699	52,390
Credit Suisse Mortgage Capital Certificates 2020-AFC1 A1†	2.24%	#(k)	2/25/2050	102	104,160
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.70%	#(k)	4/25/2065	104	104,692
Credit Suisse Mortgage Capital Certificates Trust 2017-PFHP A†	1.109% (1 Mo. LIBOR + .95%	)#	12/15/2030	50	49,152
CSAIL Commercial Mortgage Trust 2015-C4 A2 IO	1.469%	#(k)	8/10/2049	192	12,852
CSMC Trust 2020-NQM1 A1†	1.208%	#(k)	5/25/2065	98	98,864
DBUBS Mortgage Trust 2011-LC2A A4†	4.537%		7/10/2044	78	78,392
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	14	13,539
DBWF Mortgage Trust 2016-85T XA IO†	0.014%	#(k)	12/10/2036	3,140	9,232
DBWF Mortgage Trust 2018-AMXP A†	3.747%	#(k)	5/5/2035	325	331,295
DBWF Mortgage Trust 2018-AMXP B†	3.996%	#(k)	5/5/2035	100	98,233
DBWF Mortgage Trust 2018-AMXP C†	3.83%	#(k)	5/5/2035	100	100,601
DBWF Mortgage Trust 2018-GLKS C†	1.902% (1 Mo. LIBOR + 1.75%	)#	12/19/2030	100	96,838
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(k)	1/25/2060	74	75,227
Fontainebleau Miami Beach Trust 2019-FBLU A†	3.144%		12/10/2036	100	105,065

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Fontainebleau Miami Beach Trust 2019-FBLU B†	3.447%		12/10/2036	$100	$103,582
GCAT Trust 2020-NQM1 A1†	2.247%	#(k)	1/25/2060	77	78,615
GRACE Mortgage Trust 2014-GRCE A†	3.369%		6/10/2028	100	99,994
Great Wolf Trust 2019-WOLF A†	1.193% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	28	27,446
Great Wolf Trust 2019-WOLF C†	1.792% (1 Mo. LIBOR + 1.63%	)#	12/15/2036	30	28,066
Great Wolf Trust 2019-WOLF E†	2.891% (1 Mo. LIBOR + 2.73%	)#	12/15/2036	15	13,605
GS Mortgage Securities Corp. II 2012-BWTR A†	2.954%		11/5/2034	214	214,151
GS Mortgage Securities Corp. II 2012-TMSQ A†	3.007%		12/10/2030	100	100,641
GS Mortgage Securities Corp. Trust 2017-485L XB IO†	0.111%	#(k)	2/10/2037	1,590	14,008
GS Mortgage Securities Corp. Trust 2017-GPTX A†	2.856%		5/10/2034	100	99,416
GS Mortgage Securities Corp. Trust 2017-STAY A†	1.259% (1 Mo. LIBOR + 1.10%	)#	7/15/2032	100	99,321
GS Mortgage Securities Corp. Trust 2018-RIVR A†	1.109% (1 Mo. LIBOR + .95%	)#	7/15/2035	100	96,106
GS Mortgage Securities Corp. Trust 2019-70P A†	1.159% (1 Mo. LIBOR + 1.00%	)#	10/15/2036	253	247,233
GS Mortgage Securities Corp. Trust 2019-70P B†	1.479% (1 Mo. LIBOR + 1.32%	)#	10/15/2036	56	53,628
GS Mortgage Securities Corp. Trust 2019-BOCA B†	1.659% (1 Mo. LIBOR + 1.50%	)#	6/15/2038	100	98,541
GS Mortgage Securities Corp. Trust 2019-SMP B†	1.659% (1 Mo. LIBOR + 1.50%	)#	8/15/2032	500	487,000
GS Mortgage Securities Trust 2011-GC5 B†	5.388%	#(k)	8/10/2044	107	106,761
GS Mortgage Securities Trust 2012-GC6 XA IO†	1.921%	#(k)	1/10/2045	276	2,443
GS Mortgage Securities Trust 2012-GCJ7 B	4.74%		5/10/2045	20	20,576
GS Mortgage Securities Trust 2013-G1 A2†	3.557%	#(k)	4/10/2031	100	99,634
GS Mortgage Securities Trust 2013-G1 A2 IO	0.181%	#(k)	11/10/2048	1,082	11,220
GS Mortgage Securities Trust 2013-GC14 A5	4.243%		8/10/2046	100	108,449
GS Mortgage Securities Trust 2014-GC18 A4	4.074%		1/10/2047	151	164,032
Hawaii Hotel Trust 2019-MAUI B†	1.609% (1 Mo. LIBOR + 1.45%	)#	5/15/2038	100	98,054
HMH Trust 2017-NSS A†	3.062%		7/5/2031	100	95,661
HMH Trust 2017-NSS B†	3.343%		7/5/2031	100	95,012
HMH Trust 2017-NSS C†	3.787%		7/5/2031	100	95,346
HMH Trust 2017-NSS D†	4.723%		7/5/2031	100	96,261	(l)
Hudsons Bay Simon JV Trust 2015-HB7 A7†	3.914%		8/5/2034	100	90,250

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	$179		$148,854
Hudsons Bay Simon JV Trust 2015-HB7 XA7 IO†	1.245%	#(k)	8/5/2034	1,000		18,150
Irvine Core Office Trust 2013-IRV A1†	2.068%		5/15/2048	13		13,496
Irvine Core Office Trust 2013-IRV A2†	3.173%	#(k)	5/15/2048	27		28,356
JP Morgan Chase Commercial Mortgage Securities Trust 2020-ACE XA IO†	0.344%	#(k)	1/10/2037	9,369		137,765
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C6 B	4.819%	#(k)	5/15/2045	11		11,335
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN A†	3.905%		5/5/2030	176		144,164
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C14 A4 IO	0.964%	#(k)	1/15/2048	715		22,495
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A2	3.046%		4/15/2047	–	(a)	226
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A4	3.997%		4/15/2047	76		83,308
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	200		123,262
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C28 A2 IO	0.68%	#(k)	12/15/2049	893		23,533
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 XA IO	0.507%	#(k)	7/15/2048	831		16,587
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI A†	2.798%		10/5/2031	225		224,253
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI C IO†	0.657%	#(k)	10/5/2031	1,000		1,770
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI D IO	1.055%	#(k)	9/15/2050	977		48,656
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK A†	3.392%		6/5/2032	67		67,089
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK B†	3.795%		6/5/2032	27		26,931
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK C†	4.036%	#(k)	6/5/2032	20		19,651
JPMorgan Chase Commercial Mortgage Securities Trust 2018-BCON A†	3.735%		1/5/2031	243		253,094
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ A†	1.159% (1 Mo. LIBOR + 1.00%	)#	6/15/2032	10		10,241
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	1.459% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	54		53,220
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B IO†	Zero Coupon	#(k)	6/15/2032	17,346		173

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ C†	1.759% (1 Mo. LIBOR + 1.60%	)#	6/15/2032	$42	$40,509
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC A†	1.359% (1 Mo. LIBOR + 1.20%	)#	4/15/2031	90	88,195
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC B†	2.059% (1 Mo. LIBOR + 1.90%	)#	4/15/2031	24	23,575
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC C†	2.459% (1 Mo. LIBOR + 2.30%	)#	4/15/2031	18	17,710
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	1.103% (1 Mo. LIBOR + .95%	)#	7/5/2033	44	42,950
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFL†	1.803% (1 Mo. LIBOR + 1.65%	)#	7/5/2033	16	15,614
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON C IO†	1.336%	#(k)	1/5/2034	3,332	116,644
JPMorgan Chase Commercial Mortgage Securities Trust 2020-ACE A†	3.287%		1/10/2037	240	242,541
JPMorgan Chase Commercial Mortgage Securities Trust 2020-ACE B†	3.64%		1/10/2037	50	48,486
LoanCore Issuer Ltd. 2019-CRE3 A†	1.209% (1 Mo. LIBOR + 1.05%	)#	4/15/2034	197	195,858
LoanCore Issuer Ltd. 2019-CRE3 AS†	1.529% (1 Mo. LIBOR + 1.37%	)#	4/15/2034	41	40,620
LSTAR Commercial Mortgage Trust 2016-4 XA IO†	1.77%	#(k)	3/10/2049	745	37,590
LSTAR Commercial Mortgage Trust 2017-5 A2†	2.776%		3/10/2050	95	96,553
LSTAR Commercial Mortgage Trust 2017-5 A3†	4.50%		3/10/2050	100	107,057
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A1†	2.117%		10/15/2030	20	20,147
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2†	3.277%		10/15/2030	100	94,157
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2 IO	0.565%	#(k)	7/15/2050	379	8,376
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11 A4	4.152%	#(k)	8/15/2046	139	149,371
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4	2.918%		2/15/2046	10	10,401
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4 IO	1.36%	#(k)	11/15/2049	932	53,779
Morgan Stanley Capital Barclays Bank Trust 2016-MART B†	2.48%		9/13/2031	50	49,610
Morgan Stanley Capital Barclays Bank Trust 2016-MART C†	2.817%		9/13/2031	100	99,033

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital Barclays Bank Trust 2016-MART XCP IO†	Zero Coupon	#(k)	9/13/2031	$9,863	$99
Morgan Stanley Capital I Trust 2014-CPT A IO	0.922%	#(k)	8/15/2049	1,000	46,690
Morgan Stanley Capital I Trust 2015-UBS8 ASB	3.626%		12/15/2048	12	12,554
Motel 6 Trust 2017-MTL6 E†	3.409% (1 Mo. LIBOR + 3.25%	)#	8/15/2034	152	149,684
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	12	12,159
New Orleans Hotel Trust 2019-HNLA A†	1.147% (1 Mo. LIBOR + .99%	)#	4/15/2032	150	146,235
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(k)	1/26/2060	78	79,805
One New York Plaza Trust 2020-1NYP A†	1.109% (1 Mo. LIBOR + .95%	)#	1/15/2026	215	215,802
One New York Plaza Trust 2020-1NYP AJ†	1.409% (1 Mo. LIBOR + 1.25%	)#	1/15/2026	120	120,470
Palisades Center Trust 2016-PLSD A†	2.713%		4/13/2033	10	8,600
Palisades Center Trust 2016-PLSD D†	4.737%		4/13/2033	77	18,045
PFP Ltd. 2019-6 A†	1.203% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	114	112,796
RBS Commercial Funding, Inc. Trust 2013-SMV A†	3.26%		3/11/2031	100	99,857
Ready Capital Mortgage Financing LLC 2019-FL3 A†	1.148% (1 Mo. LIBOR + 1.00%	)#	3/25/2034	97	96,574
ReadyCap Commercial Mortgage Trust 2018-4 A†	3.39%		2/27/2051	49	51,027
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.833%		10/25/2052	80	82,190
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(k)	2/25/2024	83	84,525
RETL 2019-RVP C†	2.259% (1 Mo. LIBOR + 2.10%	)#	3/15/2036	50	48,322
SG Commercial Mortgage Securities Trust 2019-787E IO†	0.305%	#(k)	2/15/2041	4,149	102,385
Shelter Growth CRE Issuer Ltd. 2019-FL2 A†	1.259% (1 Mo. LIBOR + 1.10%	)#	5/15/2036	111	111,221
Shelter Growth CRE Issuer Ltd. 2019-FL2 AS†	1.609% (1 Mo. LIBOR + 1.45%	)#	5/15/2036	35	34,538
Shops at Crystals Trust 2016-CSTL XB IO†	0.203%	#(k)	7/5/2036	1,000	11,880
SLIDE 2018-FUN A†	1.059% (1 Mo. LIBOR + .90%	)#	6/15/2031	66	64,747
SLIDE 2018-FUN B†	1.409% (1 Mo. LIBOR + 1.25%	)#	6/15/2031	14	13,532
SLIDE 2018-FUN C†	1.709% (1 Mo. LIBOR + 1.55%	)#	6/15/2031	12	11,580
SLIDE 2018-FUN XCP IO†	0.976%	#(k)	12/15/2020	1,563	16
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(k)	2/25/2050	71	72,593
UBS-BAMLL Trust 2012-WRM D†	4.238%	#(k)	6/10/2030	100	61,966
UBS-Barclays Commercial Mortgage Trust 2012-C3 A4 IO†	0.938%	#(k)	3/10/2046	719	10,450

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS-Citigroup Commercial Mortgage Trust 2011-C1 A3	3.595%		1/10/2045	$82	$82,723
Verus Securitization Trust 2020-1 A1†	2.417%	#(k)	1/25/2060	75	75,995
Verus Securitization Trust 2020-4 A1†	1.502%	#(k)	5/25/2065	90	90,945
Verus Securitization Trust 2020-5 A1†	1.218%	#(k)	5/25/2065	93	93,524
VNDO Mortgage Trust 2012-6AVE A†	2.996%		11/15/2030	300	310,559
Waikiki Beach Hotel Trust 2019-WBM A†	1.209% (1 Mo. LIBOR + 1.05%	)#	12/15/2033	48	46,856
Wells Fargo Commercial Mortgage Trust 2010-C1 C IO	0.011%	#(k)	6/15/2048	2,000	3,948
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2A IO	1.741%	#(k)	8/15/2049	949	74,436
Wells Fargo Commercial Mortgage Trust 2015-SG1 XA IO	0.676%	#(k)	9/15/2048	889	23,393
Wells Fargo Commercial Mortgage Trust 2018-C44 A2	4.178%		5/15/2051	35	37,535
West Town Mall Trust 2017-KNOX A†	3.823%		7/5/2030	72	72,826
West Town Mall Trust 2017-KNOX B†	4.322%		7/5/2030	31	31,093
West Town Mall Trust 2017-KNOX B IO†	0.373%	#(k)	7/5/2030	1,576	6,766
West Town Mall Trust 2017-KNOX C†	4.346%	#(k)	7/5/2030	25	24,616
West Town Mall Trust 2017-KNOX D†	4.346%	#(k)	7/5/2030	25	24,362
WF-RBS Commercial Mortgage Trust 2011-C2 A4 IO†	1.306%	#(k)	6/15/2045	69	794
WF-RBS Commercial Mortgage Trust 2012-C7 A2	3.431%		6/15/2045	50	51,622
WF-RBS Commercial Mortgage Trust 2012-C7 A2 IO†	1.788%	#(k)	8/15/2045	312	5,761
WF-RBS Commercial Mortgage Trust 2012-C7 B	4.745%	#(k)	6/15/2045	25	23,215
WF-RBS Commercial Mortgage Trust 2012-C9 A3	2.87%		11/15/2045	273	280,412
Total Non-Agency Commercial Mortgage-Backed Securities (cost $16,856,256)					16,469,777

U.S. TREASURY OBLIGATIONS 3.69%
U.S. Treasury Bill	Zero Coupon		2/4/2021	2,213	2,212,915
U.S. Treasury Note	0.125%		9/30/2022	757	757,059
U.S. Treasury Note	0.125%		10/31/2022	1,020	1,020,199
Total U.S. Treasury Obligations (cost $3,988,839)					3,990,173

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Exercise Price	Expiration Date	Shares (000)		Fair Value
WARRANT 0.00%

Miscellaneous
UTEX Industries Inc. (cost $22)	$1.50	12/3/2025	–	(e)	$22	(l)
Total Long-Term Investments (cost $99,403,447)					101,017,648

	Interest Rate	Maturity Date	Principal Amount (000)
SHORT-TERM INVESTMENTS 6.09%

COMMERCIAL PAPER 2.04%

Drugs 0.23%
Viatris, Inc.	0.711%	3/22/2021	$250		249,637

Electric: Power 0.42%
Exelon Generation Co. LLC	0.254%	1/13/2021	250		249,984
Potomac Electric Power Co.	0.223%	1/5/2021	202		201,999
Total					451,983

Electronics 0.47%
Jabil, Inc.	0.609%	1/4/2021	250		250,000
Jabil, Inc.	0.71%	1/4/2021	250		250,000
Total					500,000

Food 0.23%
ConAgra Foods, Inc.	0.375%	1/5/2021	250		249,997

Retail 0.23%
Walgreens Boots Alliance, Inc.	0.355%	1/22/2021	250		249,956

Telecommunications 0.46%
Vodafone Group plc	0.325%	1/6/2021	250		249,996
Vodafone Group plc	0.355%	1/4/2021	250		250,000
Total					499,996
Total Commercial Paper (cost $2,201,479)					2,201,569

See Notes to Financial Statements.	41

Schedule of Investments (continued)

December 31, 2020

Investments	Principal Amount (000)	Fair Value
REPURCHASE AGREEMENT 4.05%
Repurchase Agreement dated 12/31/2020, 0.00% due 1/4/2021 with Fixed Income Clearing Corp. collateralized by $4,463,300 of U.S. Treasury Note at .125% due 12/31/2022; value: $4,463,300; proceeds: $4,375,759 (cost $4,375,759)	$4,376	$4,375,759
Total Short-Term Investments (cost $6,577,238)		6,577,328
Total Investments in Securities 99.53% (cost $105,980,685)		107,594,976
Cash and Other Assets in Excess of Liabilities(m) 0.47%		505,640
Net Assets 100.00%		$108,100,616

CAD	Canadian dollar.
GBP	British pound.
CMT	Constant Maturity Rate.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2020, the total value of Rule 144A securities was $51,930,337, which represents 48.04% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2020.
(a)	Amount is less than $1,000.
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Securities purchased on a when-issued basis (See Note 2(i)).
(e)	Amount represents less than 1,000 shares.
(f)	Foreign security traded in U.S. dollars.
(g)	Security is perpetual in nature and has no stated maturity.
(h)	Defaulted (non-income producing security).
(i)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2020.
(j)	Level 3 Investment as described in Note 2(l) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(k)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(l)	Level 3 Investment as described in Note 2(l) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(m)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

42	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Open Forward Foreign Currency Exchange Contracts at December 31, 2020:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
British pound	Sell	Morgan Stanley	3/8/2021	55,000	$73,926	$75,242	$(1,316)
Canadian dollar	Sell	State Street Bank and Trust	3/15/2021	147,000	115,271	115,507	(236)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(1,552)

Open Futures Contracts at December 31, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2021	155	Long	$34,224,875	$34,251,367	$26,492

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2021	36	Short	$(4,534,953)	$(4,541,906)	$(6,953)

See Notes to Financial Statements.	43

Schedule of Investments (continued)

December 31, 2020

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$19,630,290	$–	$19,630,290
Common Stock	–	218	–	218
Convertible Bond	–	107,249	–	107,249
Corporate Bonds	–	57,903,155	–	57,903,155
Floating Rate Loans
Electrical Equipment	–	–	25,842	25,842
Media	–	150,683	135,011	285,694
Remaining Industries	–	863,725	–	863,725
Foreign Government Obligations	–	882,892	–	882,892
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	623,770	–	623,770
Government Sponsored Enterprises Pass-Throughs	–	102,136	–	102,136
Municipal Bonds	–	132,705	–	132,705
Non-Agency Commercial Mortgage-Backed Securities	–	16,373,516	96,261	16,469,777
U.S. Treasury Obligations	–	3,990,173	–	3,990,173
Warrant	–	–	22	22
Short-Term Investments
Commercial Paper	–	2,201,569	–	2,201,569
Repurchase Agreement	–	4,375,759	–	4,375,759
Total	$–	$107,337,840	$257,136	$107,594,976
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(1,552)	–	(1,552)
Futures Contracts
Assets	26,492	–	–	26,492
Liabilities	(6,953)	–	–	(6,953)
Total	$19,539	$(1,552)	$–	$17,987

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

44	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2020

The following is a reconciliation of investments with unobservable inputs (Level 3) there were used in determining fair value:

Investment Type	Asset- Backed Securities	Common Stock	Floating Rate Loans	Non-Agency Commercial Mortgage- Backed Securities	Preferred Stock	Warrant
Balance as of January 1, 2020	$297,452	$6	$332,623	$525,008	$–	$–
Accrued Discounts (Premiums)	–	–	354	26	–	–
Realized Gain (Loss)	–	(728)	97	1,814	(11,819)	–
Change in Unrealized Appreciation (Depreciation)	–	722	(1,977)	(8,964)	11,819	–
Purchases	–	–	15,000	–	–	22
Sales	–	–	(331,639)	(76,867)	–	–
Transfers into Level 3	–	–	146,395	101,923	–	–
Transfers out of Level 3	(297,452)	–	–	(446,679)	–	–
Balance as of December 31, 2020	$–	$–	$160,853	$96,261	$–	$22
Change in unrealized appreciation/depreciation for the fiscal year ended December 31, 2020, related to Level 3 investments held at December 31, 2020	$–	$–	$(1,682)	$(5,663)	$–	$–

See Notes to Financial Statements.	45

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Investments in securities, at fair value (cost $105,980,685)	$107,594,976
Cash	153,141
Deposits with brokers for futures collateral	49,855
Receivables:
Interest and dividends	658,281
Investment securities sold	586,326
Capital shares sold	69,346
Prepaid expenses and other assets	2,090
Total assets	109,114,015
LIABILITIES:
Payables:
Investment securities purchased	761,536
Capital shares reacquired	57,921
Management fee	31,936
Directors’ fees	6,234
Fund administration	3,650
Unrealized depreciation on forward foreign currency exchange contracts	1,552
Accrued expenses	150,570
Total liabilities	1,013,399
Commitments and contingent liabilities
NET ASSETS	$108,100,616
COMPOSITION OF NET ASSETS:
Paid-in capital	$111,071,043
Total distributable earnings (loss)	(2,970,427)
Net Assets	$108,100,616
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	7,552,715
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.31

46	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2020

Investment income:
Interest and other	$2,943,118
Total investment income	2,943,118
Expenses:
Management fee	357,786
Non 12b-1 service fees	255,707
Shareholder servicing	118,689
Professional	52,757
Fund administration	40,890
Custody	18,853
Reports to shareholders	10,274
Directors’ fees	3,585
Other	19,495
Gross expenses	878,036
Expense reductions (See Note 9)	(774)
Fees waived and expenses reimbursed (See Note 3)	(18,853)
Net expenses	858,409
Net investment income	2,084,709
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(324,187)
Net realized gain (loss) on futures contracts	301,644
Net realized gain (loss) on forward foreign currency exchange contracts	(64)
Net realized gain (loss) on foreign currency related transactions	(4,645)
Net change in unrealized appreciation/depreciation on investments	762,811
Net change in unrealized appreciation/depreciation on futures contracts	24,460
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	237
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	29
Net change in unrealized appreciation/depreciation on unfunded commitments	(75)
Net realized and unrealized gain (loss)	760,210
Net Increase in Net Assets Resulting From Operations	$2,844,919

See Notes to Financial Statements.	47

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment income	$2,084,709	$2,337,794
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts and foreign currency related transactions	(27,252)	297,805
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	787,462	1,586,329
Net increase in net assets resulting from operations	2,844,919	4,221,928
Distributions to shareholders:	(2,918,204)	(3,238,432)
Capital share transactions (See Note 15):
Proceeds from sales of shares	48,757,120	39,716,107
Reinvestment of distributions	2,918,204	3,238,432
Cost of shares reacquired	(43,608,439)	(23,028,334)
Net increase in net assets resulting from capital share transactions	8,066,885	19,926,205
Net increase in net assets	7,993,600	20,909,701
NET ASSETS:
Beginning of period	$100,107,016	$79,197,315
End of period	$108,100,616	$100,107,016

48	See Notes to Financial Statements.

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Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
12/31/2020	$14.27	$0.29	$0.15	$0.44	$(0.40)	$14.31
12/31/2019	14.05	0.38	0.33	0.71	(0.49)	14.27
12/31/2018	14.38	0.36	(0.20)	0.16	(0.49)	14.05
12/31/2017	14.57	0.30	0.02	0.32	(0.51)	14.38
12/31/2016	14.43	0.33	0.19	0.52	(0.38)	14.57

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

50	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
3.13	0.84	0.86	2.04	$108,101	79
5.06	0.88	0.90	2.66	100,107	56
1.15	0.83	0.92	2.48	79,197	65
2.19	0.80	0.94	2.05	59,888	75
3.47	0.80	1.04	2.21	47,219	69

See Notes to Financial Statements.	51

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2020. This report covers Short Duration Income Portfolio (the “Fund”).

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2017 through December 31, 2020. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency

Notes to Financial Statements (continued)

solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on foreign currency exchange contracts on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(k)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities

Notes to Financial Statements (continued)

(the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2020, the Fund had no unfunded loan commitments.

(l)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

Notes to Financial Statements (continued)

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2020 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.35%
Next $1 billion	.30%
Over $2 billion	.25%

For the fiscal year ended December 31, 2020, the effective management fee, net of waivers, was at an annualized rate of 0.35% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $18,853 of the fund administration fees during the fiscal year ended December 31, 2020.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from

Notes to Financial Statements (continued)

net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2020 and 2019 was as follows:

	Year Ended 12/31/2020	Year Ended 12/31/2019
Distributions paid from:
Ordinary income	$2,918,204	$3,238,432
Total distributions paid	$2,918,204	$3,238,432

As of December 31, 2020, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforwards*	$(2,536,789)
Temporary differences	(6,234)
Unrealized losses – net	(427,404)
Total accumulated losses – net	$(2,970,427)

* The capital losses will carry forward indefinitely.

As of December 31, 2020, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$108,040,403
Gross unrealized gain	299,023
Gross unrealized loss	(726,463)
Net unrealized security loss	$(427,440)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments, amortization of premium, certain securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2020 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total distributable earnings (loss)	Paid-in Capital
$20,341	$(20,341)

The permanent differences are primarily attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2020 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales	*	Non-U.S. Government Sales
$21,701,194	$59,054,189	$23,031,642		$52,762,680

* Included U.S. Government sponsored enterprises securities.

Notes to Financial Statements (continued)

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2020, the Fund engaged in cross-trades purchases of $986,903 and sales of $148,255 which resulted in net realized gains of $3,193.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2020 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2020 (as described in note 2(h)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2020, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Futures Contracts(1)	$26,492	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	–	$1,552
Futures Contracts(1)	$6,953	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin reported is within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Notes to Financial Statements (continued)

Transactions in derivative instruments for the year ended December 31, 2020, were as follows:

	Interest Rate Contracts	Foreign Currency Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	–	$(64)
Futures Contracts(2)	$301,644	–
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(3)	–	$237
Futures Contracts(4)	$24,460	–
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(5)	–	$218,500
Futures Contracts(6)	156	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2020.
(1)	Statement of Operations location: Net realized gain(loss) on forward foreign currency exchange contracts.
(2)	Statement of Operations location: Net realized gain(loss) on futures contracts.
(3)	Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(5)	Amount represents notional amounts in U.S. dollars.
(6)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$4,375,759	$–	$4,375,759
Total	$4,375,759	$–	$4,375,759

Notes to Financial Statements (continued)

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$4,375,759	$–	$–	$(4,375,759)	$–
Total	$4,375,759	$–	$–	$(4,375,759)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$1,552	$–	$1,552
Total	$1,552	$–	$1,552

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Morgan Stanley	$1,316	$–	$–	$–	$1,316
State Street Bank and Trust	236	–	–	–	236
Total	$1,552	$–	$–	$–	$1,552

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2020.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2020.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 5, 2020, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company

Notes to Financial Statements (continued)

(“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 6, 2020, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended December 31, 2020, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2020, the Fund did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2020, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover

Notes to Financial Statements (continued)

increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Fund’s agent; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2020, the Fund did not loan any securities.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to the Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund is subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the LIBOR-based instruments in which the Fund invest cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currenty rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior and/or subsequent to the end of 2021.

Notes to Financial Statements (continued)

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. The cost of the Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest in swap contracts. Swap contracts are bi-lateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund.

The Fund may invest in credit default swap contracts. The risks associated with the Fund’s investment in credit default swaps are greater than if the Fund invested directly in the reference obligation because they are subject to illiquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The senior loans in which the Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

The Fund is subject to the risk of investing a significant portion of its assets in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies

Notes to Financial Statements (concluded)

and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation. In addition, the Fund may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors can affect the Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares sold	3,408,049	2,752,920
Reinvestment of distributions	204,070	227,258
Shares reacquired	(3,073,331)	(1,603,166)
Increase	538,788	1,377,012

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Income Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Short Duration Income Portfolio of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer in 2020 and Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of the Fund’s benchmark; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and the Fund’s benchmark as of various periods ended June 30, 2020. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the three- and five-year periods, but below the median of the

Approval of Advisory Contract (continued)

performance peer group for the one-year period. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that, while the Fund’s net total expense ratio was above the median of the expense peer group, the Fund’s advisory fee rate was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoints in the level of the management fee. The Board concluded that no action was required, with respect to economies of scale.

Approval of Advisory Contract (concluded)

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Short Duration Income Portfolio	SFSDI-PORT-3 (02/21)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Total Return Portfolio

For the fiscal year ended December 31, 2020

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

30	Statement of Assets and Liabilities

31	Statement of Operations

32	Statements of Changes in Net Assets

34	Financial Highlights

36	Notes to Financial Statements

49	Report of Independent Registered Public Accounting Firm

50	Supplemental Information to Shareholders

Lord Abbett Series Fund — Total Return Portfolio
Annual Report

For the fiscal year ended December 31, 2020

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Total Return Portfolio for the fiscal year ended December 31, 2020. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2020, the Fund returned 7.43%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1,which returned 7.51% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the

1

longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions and further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the U.S. Supreme Court vacancy, increased COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential election, while the Republican Party narrowed the Democratic majority in the House. Soon after, Pfizer/BioNTech, Moderna, and AstraZeneca each announced a COVID-19 vaccine with greater than 90% efficacy rate. In December, as expected, the Food and Drug Administration (FDA) granted emergency use authorization for the Pfizer/BioNTech and Moderna vaccines. Monetary and fiscal policy remained largely supportive, as the Fed maintained interest rates near zero in its December meeting and noted that it would continue its monthly pace of at least $120 billion of asset purchases until “substantial further progress has been made toward the Committee’s maximum employment and price stability goals”. Additionally, Congress passed a fifth COVID-19 relief package, worth roughly $900 billion, with approximately $325 billion in small business relief.

For the 12-month period ended December 31, 2020, an allocation to high yield corporate bonds detracted most from the Fund’s relative performance. Despite posting positive returns during the period, the portfolio’s high yield bond allocation lagged the broader index as the asset class came under pressure during March, as the

2

credit markets wrestled with the news around a mounting global pandemic and a Russia-Saudi Arabia oil war. Security selection within commercial mortgage-backed securities also detracted from relative performance. More specifically, hotel and retail properties impacted performance negatively as the effects of social distancing due to the COVID-19 pandemic led to concerns around commercial real estate fundamentals.

The Fund’s largest contributor to relative performance was an overweight to investment grade corporate bonds. Investment grade corporate bonds rallied significantly following the March drawdown

1   The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

and the asset class outperformed the broader index over the 12-month period. Security selection within mortgage-backed securities (“MBS”) also contributed to relative performance. We have favored up-in-coupon MBS, which has driven positive contribution from security selection within the asset class. A small allocation to NQM (non-qualifying mortgages) also contributed to relative performance.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2020. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Bloomberg Barclays U.S. Aggregate Bond® Index and the Bloomberg Barclays U.S. Universal® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

	Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class VC	7.43%	4.53%	4.22%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 through December 31, 2020).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/20 – 12/31/20” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/20	12/31/20	7/1/20 - 12/31/20
Class VC
Actual	$1,000.00	$1,036.10	$3.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.57	$3.61

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2020

Sector*	%**
Auto	0.75%
Basic Industry	0.28%
Capital Goods	0.48%
Consumer Cyclical	1.17%
Consumer Discretionary	0.66%
Consumer Services	1.11%
Consumer Staples	0.62%
Energy	4.00%
Financial Services	24.76%
Foreign Government	4.85%
Health Care	4.14%
Integrated Oils	0.20%
Materials & Processing	2.74%
Municipal	0.65%
Producer Durables	1.11%
Technology	2.90%
Telecommunications	0.55%
Transportation	0.86%
U.S. Government	41.51%
Utilities	2.41%
Repurchase Agreement	4.25%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 116.65%

ASSET-BACKED SECURITIES 13.26%

Automobiles 3.45%
ACC Trust 2019-1 B†	4.47%	10/20/2022	$469	$471,165
Ally Auto Receivables Trust 2019-4 A2	1.93%	10/17/2022	616	617,757
American Credit Acceptance Receivables Trust 2019-2 B†	3.05%	5/12/2023	558	560,265
Avid Automobile Receivables Trust 2019-1 A†	2.62%	2/15/2024	410	414,051
Avid Automobile Receivables Trust 2019-1 B†	2.82%	7/15/2026	500	512,999
Avid Automobile Receivables Trust 2019-1 C†	3.14%	7/15/2026	500	510,522
BMW Vehicle Owner Trust 2019-A A2	2.05%	5/25/2022	396	396,635
CarMax Auto Owner Trust 2019-3 A2A	2.21%	12/15/2022	207	207,748
CarMax Auto Owner Trust 2019-4 A2A	2.01%	3/15/2023	900	905,741
Chesapeake Funding II LLC 2017-2A A1†	1.99%	5/15/2029	28	27,569
Chesapeake Funding II LLC 2017-3A A1†	1.91%	8/15/2029	134	134,255
CPS Auto Receivables Trust 2018-A C†	3.05%	12/15/2023	100	100,885
CPS Auto Receivables Trust 2018-B D†	4.26%	3/15/2024	417	430,305
CPS Auto Receivables Trust 2019-B E†	5.00%	3/17/2025	575	596,551
CPS Auto Receivables Trust 2020-C†	1.71%	8/17/2026	785	796,557
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	121	122,024
Drive Auto Receivables Trust 2017-AA D†	4.16%	5/15/2024	244	247,167
Drive Auto Receivables Trust 2017-BA E†	5.30%	7/15/2024	2,100	2,131,291
Drive Auto Receivables Trust 2018-2 C	3.63%	8/15/2024	9	8,999
Enterprise Fleet Financing LLC 2018-1 A2†	2.87%	10/20/2023	44	44,168
Exeter Automobile Receivables Trust 2020-2A A†	1.13%	8/15/2023	415	416,465
Flagship Credit Auto Trust 2017-3 B†	2.59%	7/15/2022	2	2,048
Flagship Credit Auto Trust 2018-3 A†	3.07%	2/15/2023	226	227,335
Flagship Credit Auto Trust 2018-3 B†	3.59%	12/16/2024	725	737,406
Flagship Credit Auto Trust 2020-2 A†	1.49%	7/15/2024	304	306,181
Ford Credit Auto Owner Trust 2019-C A2A	1.88%	7/15/2022	1,106	1,110,687
Ford Credit Auto Owner Trust 2020-A A2	1.03%	10/15/2022	218	218,895
Ford Credit Auto Owner Trust 2020-B A2	0.50%	2/15/2023	2,444	2,446,281
Foursight Capital Automobile Receivables Trust 2018-1 B†	3.53%	4/17/2023	317	319,689
Foursight Capital Automobile Receivables Trust 2018-1 C†	3.68%	8/15/2023	194	198,299
GLS Auto Receivables Issuer Trust 2020-3A C†	1.92%	5/15/2025	1,109	1,129,560
Honda Auto Receivables Owner Trust 2020-2 A2	0.74%	11/15/2022	853	854,873
Hyundai Auto Receivables Trust 2019-B A2	1.93%	7/15/2022	219	219,578

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Mercedes-Benz Auto Lease Trust 2018-B A3	3.21%		9/15/2021	$41	$40,845
Mercedes-Benz Auto Lease Trust 2019-A A3	3.10%		11/15/2021	199	199,668
Santander Drive Auto Receivables Trust 2017-3 C	2.76%		12/15/2022	21	21,143
Santander Retail Auto Lease Trust 2019-B A2A†	2.29%		4/20/2022	175	176,305
TCF Auto Receivables Owner Trust 2016-PT1A B†	2.92%		10/17/2022	521	521,328
Toyota Auto Receivables Owner Trust 2017-A A4	2.10%		9/15/2022	297	297,063
Westlake Automobile Receivables Trust 2020-1A C†	2.52%		4/15/2025	1,394	1,432,838
Westlake Automobile Receivables Trust 2020-2A A2A†	0.93%		2/15/2024	3,397	3,408,789
Wheels SPV 2 LLC 2018-1A A2†	3.06%		4/20/2027	45	44,851
Total					23,566,781

Credit Cards 2.03%
American Express Credit Account Master Trust 2018-6 A	3.06%		2/15/2024	5,294	5,375,315
American Express Credit Account Master Trust 2019-3 B	2.20%		4/15/2025	3,068	3,160,180
Citibank Credit Card Issuance Trust 2018-A1	2.49%		1/20/2023	1,044	1,045,289
World Financial Network Credit Card Master Trust 2018-B A	3.46%		7/15/2025	936	956,653
World Financial Network Credit Card Master Trust 2019-B A	2.49%		4/15/2026	3,261	3,361,969
Total					13,899,406

Home Equity 0.00%
Meritage Mortgage Loan Trust 2004-2 M3	1.123% (1 Mo. LIBOR + .98%	)#	1/25/2035	2	2,032
New Century Home Equity Loan Trust 2005-A A6	4.712%		8/25/2035	9	8,569
Total					10,601

Other 7.78%
ALM VII Ltd. 2012-7A A2R2†	2.087% (3 Mo. LIBOR +1.85%	)#	7/15/2029	1,468	1,469,892
ALM VII Ltd. 2012-7A CR2†	3.787% (3 Mo. LIBOR + 3.55%	)#	7/15/2029	373	373,317
Ares XLI CLO Ltd. 2016-41A AR†	1.437% (3 Mo. LIBOR + 1.20%	)#	1/15/2029	2,400	2,401,203
Ares XLI CLO Ltd. 2016-41A B†	2.037% (3 Mo. LIBOR + 1.80%	)#	1/15/2029	600	600,165
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021	6	6,125
Avery Point IV CLO Ltd. 2014-1A BR†	1.815% (3 Mo. LIBOR + 1.60%	)#	4/25/2026	322	321,720

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
BSPRT Issuer Ltd. 2018-FL4 A†	1.209% (1 Mo. LIBOR + 1.05%	)#	9/15/2035		$929	$925,208
Cedar Funding II CLO Ltd. 2013-1A DR†	3.83% (3 Mo. LIBOR + 3.60%	)#	6/9/2030		270	270,332
Cedar Funding VI CLO Ltd. 2016-6A BR†	1.818% (3 Mo. LIBOR + 1.60%	)#	10/20/2028		650	648,368
Cent CLO Ltd. 2013-19A A1A†	1.543% (3 Mo. LIBOR + 1.33%	)#	10/29/2025		201	201,032
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028		30	29,603
Diamond Resorts Owner Trust 2017-1A B†	4.11%		10/22/2029		207	209,169
DRB Prime Student Loan Trust 2015-D A2†	3.20%		1/25/2040		265	267,098
Fairstone Financial Issuance Trust I 2019-1A B†(a)	5.084%		3/21/2033	CAD	500	394,850	(b)
Gracie Point International Funding 2020 B†	2.527% (1 Mo. LIBOR + 2.40%	)#	5/2/2023		$1,124	1,125,799	(b)
Halcyon Loan Advisors Funding Ltd. 2015-2A CR†	2.365% (3 Mo. LIBOR + 2.15%	)#	7/25/2027		250	249,283
Hardee’s Funding LLC 2018-1A A23†	5.71%		6/20/2048		651	712,564
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048		1,144	1,226,495
Jamestown CLO VII Ltd. 2015-7A CR†	2.815% (3 Mo. LIBOR + 2.60%	)#	7/25/2027		611	589,658
Kayne CLO 5 Ltd. 2019-5A A†	1.565% (3 Mo. LIBOR + 1.35%	)#	7/24/2032		1,300	1,301,767
Kayne CLO 7 Ltd. 2020-7A A1†	1.418% (3 Mo. LIBOR + 1.20%	)#	4/17/2033		1,822	1,817,933
KKR CLO Ltd.18 B†	1.918% (3 Mo. LIBOR + 1.70%	)#	7/18/2030		920	919,060
KVK CLO Ltd. 2016-1A B†	2.487% (3 Mo. LIBOR + 2.25%	)#	1/15/2029		2,756	2,757,091
Lending Funding Trust 2020-2A A†	2.32%		4/21/2031		1,840	1,869,875
Longtrain Leasing III LLC 2015-1A A2†	4.06%		1/15/2045		738	756,943
Marble Point CLO XVII Ltd. 2020-1A A†	1.518% (3 Mo. LIBOR + 1.30%	)#	4/20/2033		1,135	1,133,963
Massachusetts Educational Financing Authority 2008-1 A1	1.165% (3 Mo. LIBOR + .95%	)#	4/25/2038		381	382,887
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049		1,992	1,944,957
Mountain Hawk III CLO Ltd. 2014-3A AR†	1.418% (3 Mo. LIBOR + 1.20%	)#	4/18/2025		297	297,636
Mountain View CLO LLC 2017-1A AR†	1.32% (3 Mo. LIBOR + 1.09%	)#	10/16/2029		1,047	1,041,227
Mountain View CLO X Ltd. 2015-10A BR†	1.574% (3 Mo. LIBOR + 1.35%	)#	10/13/2027		623	613,980

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Mountain View CLO XIV Ltd. 2019-1A A1†	1.727% (3 Mo. LIBOR + 1.49%	)#	4/15/2029	$1,422	$1,422,188
Navient Private Education Refi Loan Trust 2018-DA A2A†	4.00%		12/15/2059	531	563,430
Neuberger Berman Loan Advisers CLO Ltd. 2019-35A A1†	1.558% (3 Mo. LIBOR + 1.34%	)#	1/19/2033	2,000	2,006,254
Newark BSL CLO 1 Ltd. 2016-1A CR†	3.217% (3 Mo. LIBOR + 3.00%	)#	12/21/2029	700	697,752
Northwoods Capital 20 Ltd. 2019-20A C†	3.015% (3 Mo. LIBOR + 2.80%	)#	1/25/2030	603	603,408
Northwoods Capital 20 Ltd. 2019-20A D†	4.465% (3 Mo. LIBOR + 4.25%	)#	1/25/2030	698	697,878
Octagon Investment Partners 29 Ltd. 2016-1A AR†	1.395% (3 Mo. LIBOR + 1.18%	)#	1/24/2033	1,028	1,025,124
Octagon Investment Partners 48 Ltd. 2020-3A A†	1.732% (3 Mo. LIBOR + 1.50%	)#	10/20/2031	1,200	1,204,415
OneMain Financial Issuance Trust 2020-2A A†	1.75%		9/14/2035	2,170	2,216,397
Orec Ltd. 2018-CRE1 A†	1.339%(1 Mo. LIBOR + 1.18%	)#	6/15/2036	1,030	1,025,002
Palmer Square Loan Funding Ltd. 2018-1A A1†	0.837% (3 Mo. LIBOR + .60%	)#	4/15/2026	434	433,029
Palmer Square Loan Funding Ltd. 2018-1A A2†	1.287% (3 Mo. LIBOR + 1.05%	)#	4/15/2026	414	409,586
Palmer Square Loan Funding Ltd. 2018-1A B†	1.637% (3 Mo. LIBOR + 1.40%	)#	4/15/2026	314	307,860
Palmer Square Loan Funding Ltd. 2018-5A A2†	1.618% (3 Mo. LIBOR + 1.40%	)#	1/20/2027	255	251,624
Pennsylvania Higher Education Assistance Agency 2006-1 B	0.485% (3 Mo. LIBOR + .27%	)#	4/25/2038	193	183,583
PFS Financing Corp. 2018-B†	3.08%		2/15/2023	469	469,411
Planet Fitness Master Issuer LLC 2019-1A A2†	3.858%		12/5/2049	495	468,677
Salem Fields CLO Ltd. 2016-2A A1R†	1.365% (3 Mo. LIBOR + 1.15%	)#	10/25/2028	1,153	1,152,834
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023	63	62,845
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024	273	273,712
SCF Equipment Leasing LLC 2019-1A C†	3.92%		11/20/2026	2,132	2,146,269
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	1,442	1,507,420
SCF Equipment Leasing LLC 2019-2A C†	3.11%		6/21/2027	1,046	1,093,291
Shackleton CLO Ltd. 2016-9A B†	2.118% (3 Mo. LIBOR + 1.90%	)#	10/20/2028	499	499,626
Shackleton CLO Ltd. 2019-14A A2†	2.118% (3 Mo. LIBOR + 1.90%	)#	7/20/2030	1,687	1,687,520

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
SLC Student Loan Trust 2008-1 A4A	1.817% (3 Mo. LIBOR + 1.60%	)#	12/15/2032	$960	$981,409
Sound Point CLO XI Ltd. 2016-1A AR†	1.318% (3 Mo. LIBOR + 1.10%	)#	7/20/2028	591	590,080
Sound Point CLO XV Ltd. 2017-1A C†	2.709% (3 Mo. LIBOR + 2.50%	)#	1/23/2029	570	567,927
Towd Point Asset Trust 2018-SL1 A†	0.749% (1 Mo. LIBOR + .60%	)#	1/25/2046	545	539,973
TPG Real Estate Finance Issuer Ltd. 2018-FL2 A†	1.283% (1 Mo. LIBOR + 1.13%	)#	11/15/2037	1,050	1,049,293
Westgate Resorts LLC 2018-1A A†	3.38%		12/20/2031	195	197,871
Total					53,194,888
Total Asset-Backed Securities (cost $90,045,496)					90,671,676

CORPORATE BONDS 38.85%

Aerospace/Defense 1.25%
BAE Systems plc (United Kingdom)†(c)	3.40%		4/15/2030	1,273	1,443,665
Boeing Co. (The)	4.875%		5/1/2025	2,981	3,400,067
Boeing Co. (The)	5.04%		5/1/2027	1,942	2,272,544
Signature Aviation US Holdings, Inc.†	4.00%		3/1/2028	693	698,724
TransDigm, Inc.	6.375%		6/15/2026	702	727,886
Total					8,542,886

Air Transportation 0.64%
American Airlines, Inc.†	11.75%		7/15/2025	602	695,160
British Airways 2020-1 Class A Pass Through Trust (United Kingdom)†(c)	4.25%		11/15/2032	288	309,060
Delta Air Lines, Inc.†	7.00%		5/1/2025	1,287	1,486,764
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.50%		10/20/2025	568	607,308
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.75%		10/20/2028	576	629,178
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.†	8.00%		9/20/2025	607	682,875
Total					4,410,345

Apparel 0.19%
PVH Corp.	7.75%		11/15/2023	561	658,236
William Carter Co. (The)†	5.50%		5/15/2025	611	650,019
Total					1,308,255

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Auto Parts: Original Equipment 0.16%
American Axle & Manufacturing, Inc.	6.50%		4/1/2027		$705	$742,894
Clarios Global LP / Clarios US Finance Co.†	8.50%		5/15/2027		352	382,997
Total						1,125,891

Automotive 0.75%
Ford Motor Co.	7.45%		7/16/2031		1,589	2,040,872
General Motors Financial Co., Inc.	3.60%		6/21/2030		2,135	2,384,833
Tesla, Inc.†	5.30%		8/15/2025		656	684,700
Total						5,110,405

Banks: Regional 4.87%
Akbank T.A.S. (Turkey)†(c)	5.00%		10/24/2022		385	390,530
Banco de Credito e Inversiones SA (Chile)†(c)	3.50%		10/12/2027		535	593,094
Banco do Brasil SA†	4.625%		1/15/2025		630	686,511
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#	7/21/2028		1,680	1,908,890
Bank of America Corp.	3.95%		4/21/2025		250	281,922
Bank of America Corp.	3.97% (3 Mo. LIBOR + 1.07%	)#	3/5/2029		864	1,007,825
Bank of America Corp.	4.00%		1/22/2025		728	818,488
Bank of America Corp.	4.45%		3/3/2026		315	367,268
Citigroup, Inc.	2.666% (SOFR + 1.15%	)#	1/29/2031		816	875,994
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028		2,329	2,676,572
Citigroup, Inc.	3.98% (3 Mo. LIBOR + 1.34%	)#	3/20/2030		1,294	1,522,118
Citigroup, Inc.	4.45%		9/29/2027		552	651,196
Credit Suisse Group AG (Switzerland)†(c)	4.50% (5 Yr. Treasury CMT + 3.55%	)#	—	(d)	216	217,598
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028		553	632,562
JPMorgan Chase & Co.	3.782% (3 Mo. LIBOR + 1.34%	)#	2/1/2028		3,099	3,564,462
Kookmin Bank (South Korea)†(c)	1.75%		5/4/2025		760	790,640
Macquarie Group Ltd. (Australia)†(c)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029		1,431	1,675,331
Morgan Stanley	3.625%		1/20/2027		2,230	2,560,746
Morgan Stanley	4.431% (3 Mo. LIBOR + 1.63%	)#	1/23/2030		870	1,060,888
Morgan Stanley	7.25%		4/1/2032		84	129,603
Popular, Inc.	6.125%		9/14/2023		107	115,950
Toronto-Dominion Bank (The) (Canada)(c)	3.625% (5 Yr. Swap rate + 2.21%	)#	9/15/2031		1,378	1,562,532
Truist Bank	2.25%		3/11/2030		637	668,760
Turkiye Garanti Bankasi AS (Turkey)†(c)	5.875%		3/16/2023		700	728,666
UBS AG (Switzerland)(c)	5.125%		5/15/2024		1,399	1,545,545

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Wachovia Corp.	7.574%		8/1/2026	$660	$869,382
Wells Fargo & Co.	2.393% (SOFR + 2.10%	)#	6/2/2028	5,043	5,371,463
Total					33,274,536

Beverages 0.06%
Becle SAB de CV (Mexico)†(c)	3.75%		5/13/2025	350	382,350

Biotechnology Research & Production 0.83%
Biogen, Inc.	2.25%		5/1/2030	3,106	3,245,964
Regeneron Pharmaceuticals, Inc.	1.75%		9/15/2030	1,599	1,576,460
Royalty Pharma plc†	1.75%		9/2/2027	810	834,129
Total					5,656,553

Building Materials 0.48%
Cemex SAB de CV (Mexico)†(c)	5.45%		11/19/2029	620	683,091
Forterra Finance LLC/FRTA Finance Corp.†	6.50%		7/15/2025	616	663,355
Griffon Corp.	5.75%		3/1/2028	587	621,744
Owens Corning, Inc.	3.95%		8/15/2029	1,151	1,328,245
Total					3,296,435

Business Services 0.76%
Adani Ports & Special Economic Zone Ltd. (India)†(c)	4.00%		7/30/2027	275	294,181
CoStar Group, Inc.†	2.80%		7/15/2030	381	396,304
Garda World Security Corp. (Canada)†(c)	9.50%		11/1/2027	612	678,824
Global Payments, Inc.	3.20%		8/15/2029	501	556,698
PayPal Holdings, Inc.	2.85%		10/1/2029	1,767	1,965,529
Pepperdine University	3.301%		12/1/2059	294	315,155
United Rentals North America, Inc.	4.00%		7/15/2030	316	332,985
United Rentals North America, Inc.	4.875%		1/15/2028	592	631,220
Total					5,170,896

Chemicals 0.52%
Ashland LLC	6.875%		5/15/2043	272	362,928
CF Industries, Inc.	4.95%		6/1/2043	531	652,798
CNAC HK Finbridge Co. Ltd. (Hong Kong)(c)	4.125%		7/19/2027	1,001	1,035,805
Nutrition & Biosciences, Inc.†	1.832%		10/15/2027	468	482,443
Phosagro OAO Via Phosagro Bond Funding DAC (Ireland)†(c)	3.949%		4/24/2023	960	1,007,635
Total					3,541,609

Coal 0.09%
Warrior Met Coal, Inc.†	8.00%		11/1/2024	586	599,642

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Computer Hardware 0.41%
Dell International LLC/EMC Corp.†	5.45%		6/15/2023	$251	$277,685
Dell International LLC/EMC Corp.†	6.02%		6/15/2026	158	193,007
Dell International LLC/EMC Corp.†	8.35%		7/15/2046	1,189	1,798,801
Hewlett Packard Enterprise Co.	0.90% (3 Mo. LIBOR + .68%	)#	3/12/2021	543	543,493
Total					2,812,986

Computer Software 0.30%
Oracle Corp.	2.95%		4/1/2030	1,809	2,023,250

Construction/Homebuilding 0.61%
Century Communities, Inc.	6.75%		6/1/2027	576	616,668
NVR, Inc.	3.00%		5/15/2030	1,703	1,864,325
PulteGroup, Inc.	5.50%		3/1/2026	576	686,471
Toll Brothers Finance Corp.	4.35%		2/15/2028	588	654,773
TRI Pointe Group, Inc.	5.25%		6/1/2027	310	338,229
Total					4,160,466

Containers 0.13%
Ball Corp.	2.875%		8/15/2030	894	892,882

Drugs 0.73%
Bayer Corp.†	6.65%		2/15/2028	271	350,789
Bayer US Finance II LLC†	3.875%		12/15/2023	881	960,540
CVS Health Corp.	3.625%		4/1/2027	1,445	1,646,012
CVS Health Corp.	4.30%		3/25/2028	1,700	2,024,742
Total					4,982,083

Electric: Power 2.85%
Ausgrid Finance Pty Ltd. (Australia)†(c)	4.35%		8/1/2028	1,118	1,298,081
Calpine Corp.†	4.50%		2/15/2028	588	612,402
Calpine Corp.†	5.125%		3/15/2028	609	641,511
Cikarang Listrindo Tbk PT (Indonesia)†(c)	4.95%		9/14/2026	985	1,029,325
Clearway Energy Operating LLC	5.75%		10/15/2025	274	288,899
Cleco Corporate Holdings LLC	3.375%		9/15/2029	480	494,549
Emera US Finance LP	3.55%		6/15/2026	3,814	4,288,477
Emirates Semb Corp., Water & Power Co. PJSC (United Arab Emirates)†(c)	4.45%		8/1/2035	275	328,969
Eskom Holdings SOC Ltd. (South Africa)†(c)	6.35%		8/10/2028	925	1,023,374
FirstEnergy Corp.	2.65%		3/1/2030	973	977,114
FirstEnergy Corp.	3.90%		7/15/2027	1,299	1,432,954

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric Power (continued)
ITC Holdings Corp.	3.35%	11/15/2027	$530	$597,287
Liberty Utilities Finance GP 1†	2.05%	9/15/2030	1,105	1,112,462
Minejesa Capital BV (Netherlands)†(c)	4.625%	8/10/2030	250	270,015
NRG Energy, Inc.†	2.45%	12/2/2027	659	693,985
NRG Energy, Inc.	5.75%	1/15/2028	598	654,436
Pennsylvania Electric Co.†	3.60%	6/1/2029	597	654,506
PSEG Power LLC	8.625%	4/15/2031	770	1,175,020
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak (Indonesia)†(c)	4.85%	10/14/2038	200	223,602
Vistra Operations Co. LLC†	3.55%	7/15/2024	1,550	1,679,299
Total				19,476,267

Electrical Equipment 0.58%
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.875%	1/15/2027	2,448	2,752,082
NXP BV/NXP Funding LLC (Netherlands)†(c)	3.15%	5/1/2027	1,134	1,250,861
Total				4,002,943

Electronics 0.28%
Roper Technologies, Inc.	1.40%	9/15/2027	1,863	1,886,998

Energy Equipment & Services 0.19%
Greenko Solar Mauritius Ltd. (Mauritius)†(c)	5.95%	7/29/2026	620	672,751
TerraForm Power Operating LLC†	4.75%	1/15/2030	562	602,582
Total				1,275,333

Entertainment 0.59%
Caesars Entertainment, Inc.†	8.125%	7/1/2027	616	682,730
Cedar Fair LP	5.25%	7/15/2029	657	677,524
Live Nation Entertainment, Inc.†(e)	3.75%	1/15/2028	192	194,477
Live Nation Entertainment, Inc.†	4.75%	10/15/2027	660	678,566
Penn National Gaming, Inc.†	5.625%	1/15/2027	608	635,421
Scientific Games International, Inc.†	7.25%	11/15/2029	622	683,696
Vail Resorts, Inc.†	6.25%	5/15/2025	474	506,587
Total				4,059,001

Environmental Services 0.08%
Stericycle, Inc.†	3.875%	1/15/2029	528	543,180

Financial Services 1.74%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	3.50%	1/15/2025	1,388	1,474,283

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	3.875%	1/23/2028	$916	$990,082
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	4.875%	1/16/2024	523	571,109
Affiliated Managers Group, Inc.	3.50%	8/1/2025	125	139,075
Ally Financial, Inc.	8.00%	11/1/2031	467	686,499
Avolon Holdings Funding Ltd. (Ireland)†(c)	4.25%	4/15/2026	313	337,456
Brightsphere Investment Group, Inc.	4.80%	7/27/2026	489	525,163
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%	9/15/2024	929	813,352
International Lease Finance Corp.	5.875%	8/15/2022	156	168,605
Nationstar Mortgage Holdings, Inc.†	5.50%	8/15/2028	624	657,930
Navient Corp.	5.00%	3/15/2027	1,091	1,102,052
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%	3/15/2027	541	611,623
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	677	768,851
OneMain Finance Corp.	5.375%	11/15/2029	1,093	1,232,357
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.†	3.625%	3/1/2029	993	1,014,722
SURA Asset Management SA (Colombia)†(c)	4.375%	4/11/2027	700	791,749
Total				11,884,908

Food 0.70%
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.875%	2/15/2030	590	650,699
Arcor SAIC (Argentina)†(c)	6.00%	7/6/2023	297	292,771
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.†	6.50%	4/15/2029	1,093	1,275,094
Kraft Heinz Foods Co.	4.375%	6/1/2046	1,571	1,699,804
Minerva Luxembourg SA (Luxembourg)†(c)	5.875%	1/19/2028	503	543,371
Sysco Corp.	6.60%	4/1/2050	220	338,849
Total				4,800,588

Health Care Products 0.82%
Alcon Finance Corp.†	2.60%	5/27/2030	2,490	2,655,171
Boston Scientific Corp.	2.65%	6/1/2030	1,705	1,830,935
Stryker Corp.	1.95%	6/15/2030	1,122	1,155,302
Total				5,641,408

Health Care Services 2.46%
Adventist Health System	2.952%	3/1/2029	360	390,806
Advocate Health & Hospitals Corp.	2.211%	6/15/2030	1,163	1,213,986

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Care Services (continued)
Anthem, Inc.	2.25%	5/15/2030	$1,878	$1,996,044
Centene Corp.	3.375%	2/15/2030	605	637,461
CommonSpirit Health	3.347%	10/1/2029	1,975	2,171,576
DaVita, Inc.†	3.75%	2/15/2031	918	933,822
HCA, Inc.	4.125%	6/15/2029	2,089	2,424,840
HCA, Inc.	4.50%	2/15/2027	820	954,226
HCA, Inc.	5.25%	6/15/2026	886	1,049,522
Legacy LifePoint Health LLC†	6.75%	4/15/2025	1,149	1,236,680
MEDNAX, Inc.†	6.25%	1/15/2027	608	652,828
New York and Presbyterian Hospital (The)	3.954%	8/1/2119	189	220,436
Radiology Partners, Inc.†	9.25%	2/1/2028	657	740,965
Select Medical Corp.†	6.25%	8/15/2026	571	615,801
Surgery Center Holdings, Inc.†	10.00%	4/15/2027	588	650,842
Tenet Healthcare Corp.†	6.25%	2/1/2027	885	939,335
Total				16,829,170

Household Equipment/Products 0.12%
Kimberly-Clark de Mexico SAB de CV (Mexico)†(c)	3.80%	4/8/2024	100	108,122
Newell Brands, Inc.	5.875%	4/1/2036	580	706,150
Total				814,272

Investment Management Companies 0.06%
Temasek Financial I Ltd. (Singapore)†(c)	2.50%	10/6/2070	380	382,988

Leisure 0.30%
Carnival Corp.†	7.625%	3/1/2026	397	433,272
Carnival Corp.†	11.50%	4/1/2023	855	989,898
Royal Caribbean Cruises Ltd.†	11.50%	6/1/2025	558	653,027
Total				2,076,197

Lodging 0.21%
Boyd Gaming Corp.	4.75%	12/1/2027	406	422,569
Boyd Gaming Corp.	6.00%	8/15/2026	268	278,720
MGM Resorts International	5.50%	4/15/2027	643	717,527
Total				1,418,816

Machinery: Agricultural 0.79%
BAT Capital Corp.	4.70%	4/2/2027	487	573,207
BAT Capital Corp.	4.906%	4/2/2030	2,614	3,158,878
MHP Lux SA (Luxembourg)†(c)	6.25%	9/19/2029	1,240	1,277,200
MHP Lux SA (Luxembourg)†(c)	6.95%	4/3/2026	370	408,129
Total				5,417,414

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2020

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Machinery: Industrial/Specialty 0.56%
IDEX Corp.	3.00%	5/1/2030	$762	$839,463
nVent Finance Sarl (Luxembourg)(c)	4.55%	4/15/2028	2,038	2,216,036
Vertical US Newco, Inc.†	5.25%	7/15/2027	702	745,436
Total				3,800,935

Media 1.35%
AMC Networks, Inc.	4.75%	8/1/2025	289	298,885
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.75%	3/1/2030	645	696,761
Cox Communications, Inc.†	8.375%	3/1/2039	1,489	2,566,720
CSC Holdings LLC†	5.50%	4/15/2027	563	597,343
DISH DBS Corp.	7.75%	7/1/2026	1,231	1,379,637
Globo Comunicacao e Participacoes SA (Brazil)†(c)	4.875%	1/22/2030	950	1,016,510
Gray Television, Inc.†	7.00%	5/15/2027	280	306,950
Nexstar Broadcasting, Inc.†	5.625%	7/15/2027	616	660,854
Scripps Escrow, Inc.†	5.875%	7/15/2027	603	630,708
Time Warner Cable LLC	7.30%	7/1/2038	211	313,052
Time Warner Entertainment Co. LP	8.375%	7/15/2033	502	777,114
Total				9,244,534

Metals & Minerals: Miscellaneous 1.62%
Anglo American Capital plc (United Kingdom)†(c)	4.00%	9/11/2027	1,457	1,673,406
Anglo American Capital plc (United Kingdom)†(c)	4.75%	4/10/2027	1,530	1,806,686
Antofagasta plc (Chile)†(c)	2.375%	10/14/2030	656	659,280
Chinalco Capital Holdings Ltd.	4.00%	8/25/2021	640	646,080
Freeport-McMoRan, Inc.	4.125%	3/1/2028	1,282	1,346,901
Freeport-McMoRan, Inc.	4.25%	3/1/2030	307	331,081
Glencore Funding LLC†	4.875%	3/12/2029	1,973	2,355,230
Hecla Mining Co.	7.25%	2/15/2028	1,387	1,517,031
Kinross Gold Corp. (Canada)(c)	5.95%	3/15/2024	281	319,897
MMC Norilsk Nickel OJSC via MMC Finance DAC (Ireland)†(c)	4.10%	4/11/2023	430	452,116
Total				11,107,708

Natural Gas 0.91%
CenterPoint Energy Resources Corp.	1.75%	10/1/2030	1,530	1,547,225
ENN Energy Holdings Ltd. (China)†(c)	2.625%	9/17/2030	390	392,465
National Fuel Gas Co.	5.50%	1/15/2026	1,122	1,295,308
NiSource, Inc.	3.49%	5/15/2027	2,631	2,986,412
Total				6,221,410

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Oil 2.29%
Afren plc (United Kingdom)†(c)(f)	6.625%		12/9/2020	$244	$1,195
Apache Corp.	4.375%		10/15/2028	763	795,412
Continental Resources, Inc.	3.80%		6/1/2024	660	681,038
Diamondback Energy, Inc.	3.50%		12/1/2029	756	808,454
Diamondback Energy, Inc.	4.75%		5/31/2025	297	334,626
Empresa Nacional del Petroleo (Chile)†(c)	3.75%		8/5/2026	750	820,715
Equinor ASA (Norway)(c)	7.15%		11/15/2025	605	773,486
Gazprom PJSC Via Gaz Capital SA (Luxembourg)†(c)	4.95%		2/6/2028	200	229,325
Laredo Petroleum, Inc.	9.50%		1/15/2025	1,156	1,006,807
MEG Energy Corp. (Canada)†(c)	7.00%		3/31/2024	596	603,450
MEG Energy Corp. (Canada)†(c)	7.125%		2/1/2027	557	576,495
PDC Energy, Inc.	5.75%		5/15/2026	779	805,778
Pertamina Persero PT (Indonesia)†(c)	4.15%		2/25/2060	200	213,403
Pertamina Persero PT (Indonesia)†(c)	4.70%		7/30/2049	400	459,045
Petroleos Mexicanos (Mexico)(c)	4.50%		1/23/2026	956	954,078
Petroleos Mexicanos (Mexico)(c)	5.35%		2/12/2028	2,750	2,717,028
Range Resources Corp.	9.25%		2/1/2026	650	680,225
Saudi Arabian Oil Co. (Saudi Arabia)†(c)	2.875%		4/16/2024	1,050	1,115,269
SM Energy Co.	6.75%		9/15/2026	376	305,500
Southwestern Energy Co.	7.75%		10/1/2027	645	697,616
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(c)	3.25%		8/15/2030	470	498,658
Viper Energy Partners LP†	5.375%		11/1/2027	318	332,847
YPF SA (Argentina)†(c)	8.50%		7/28/2025	281	217,075
Total					15,627,525

Oil: Crude Producers 1.40%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(c)	4.60%		11/2/2047	320	398,733
AI Candelaria Spain SLU (Spain)†(c)	7.50%		12/15/2028	250	291,878
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	825	622,293
Cheniere Corpus Christi Holdings LLC	3.70%		11/15/2029	384	428,063
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(c)	3.25%		9/30/2040	1,413	1,494,996
MPLX LP	3.375%		3/15/2023	1,064	1,127,507
MPLX LP	5.25%		1/15/2025	1,112	1,141,198
Sabine Pass Liquefaction LLC	5.875%		6/30/2026	2,694	3,258,789
Western Midstream Operating LP	5.05%		2/1/2030	701	780,798
Total					9,544,255

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Integrated Domestic 0.24%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.	3.337%	12/15/2027	$1,460	$1,635,957

Paper & Forest Products 0.13%
Suzano Austria GmbH (Brazil)(c)	3.75%	1/15/2031	821	872,107

Real Estate Investment Trusts 2.42%
Country Garden Holdings Co. Ltd. (China)(c)	4.75%	1/17/2023	226	232,110
Country Garden Holdings Co. Ltd. (China)(c)	4.75%	9/28/2023	993	1,019,066
EPR Properties	4.95%	4/15/2028	1,069	1,076,131
Equinix, Inc.	1.55%	3/15/2028	1,856	1,888,300
Equinix, Inc.	2.625%	11/18/2024	942	1,007,752
ESH Hospitality, Inc.†	4.625%	10/1/2027	654	671,168
HAT Holdings I LLC/HAT Holdings II LLC†	5.25%	7/15/2024	1,196	1,246,208
Healthcare Trust of America Holdings LP	3.10%	2/15/2030	895	978,656
Kaisa Group Holdings Ltd. (China)(c)	9.375%	6/30/2024	330	320,719
Kaisa Group Holdings Ltd. (China)†(c)	11.95%	10/22/2022	390	415,545
Longfor Group Holdings Ltd. (China)(c)	4.50%	1/16/2028	1,080	1,201,911
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer†	5.875%	10/1/2028	644	687,068
Sunac China Holdings Ltd. (China)(c)	7.875%	2/15/2022	920	944,565
VEREIT Operating Partnership LP	4.875%	6/1/2026	2,378	2,789,482
WEA Finance LLC†	2.875%	1/15/2027	1,246	1,281,084
Yuzhou Group Holdings Co. Ltd. (China)(c)	6.00%	10/25/2023	270	276,581
Zhenro Properties Group Ltd. (China)(c)	8.65%	1/21/2023	500	523,768
Total				16,560,114

Retail 0.72%
AutoNation, Inc.	4.75%	6/1/2030	115	138,472
Gap, Inc. (The)†	8.625%	5/15/2025	564	629,858
IRB Holding Corp.†	7.00%	6/15/2025	576	630,303
L Brands, Inc.†	6.625%	10/1/2030	619	689,798
Murphy Oil USA, Inc.	4.75%	9/15/2029	357	380,585
Rite Aid Corp.†	8.00%	11/15/2026	990	1,060,082
Sally Holdings LLC/Sally Capital, Inc.	5.625%	12/1/2025	611	628,719
Walgreens Boots Alliance, Inc.	3.20%	4/15/2030	681	740,845
Total				4,898,662

Steel 0.10%
GUSAP III LP†	4.25%	1/21/2030	635	709,619

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Technology 1.30%
Alibaba Group Holding Ltd.(China)(c)	3.40%		12/6/2027	$856	$958,486
Baidu, Inc. (China)(c)	2.375%		10/9/2030	510	524,010
JD.com, Inc. (China)(c)	3.375%		1/14/2030	1,585	1,724,754
Match Group Holdings II LLC†	5.00%		12/15/2027	302	322,053
Match Group Holdings II LLC†	5.625%		2/15/2029	287	313,548
Meituan (China)†(c)	3.05%		10/28/2030	740	770,044
Netflix, Inc.	6.375%		5/15/2029	1,326	1,639,267
Prosus NV (Netherlands)†(c)	3.832%		2/8/2051	1,100	1,080,466
Prosus NV (Netherlands)†(c)	5.50%		7/21/2025	770	886,924
Uber Technologies, Inc.†	8.00%		11/1/2026	622	678,369
Total					8,897,921

Telecommunications 0.67%
AT&T, Inc.	4.30%		2/15/2030	1,321	1,579,150
Frontier Communications Corp.†	5.00%		5/1/2028	759	792,681
LogMeIn, Inc.†	5.50%		9/1/2027	627	657,566
Ooredoo International Finance Ltd.†	3.75%		6/22/2026	300	336,141
Sprint Capital Corp.	6.875%		11/15/2028	492	649,615
Zayo Group Holdings, Inc.†	4.00%		3/1/2027	602	604,290
Total					4,619,443

Toys 0.09%
Mattel, Inc.†	6.75%		12/31/2025	604	638,108

Transportation: Miscellaneous 0.41%
Autoridad del Canal de Panama (Panama)†(c)	4.95%		7/29/2035	200	253,359
Huntington Ingalls Industries, Inc.	3.844%		5/1/2025	456	508,164
Pelabuhan Indonesia III Persero PT (Indonesia)†(c)	4.50%		5/2/2023	220	234,644
Watco Cos LLC/Watco Finance Corp.†	6.50%		6/15/2027	1,025	1,111,485
XPO Logistics, Inc.†	6.25%		5/1/2025	620	668,369
Total					2,776,021

Utilities 0.09%
Aegea Finance Sarl (Luxembourg)†(c)	5.75%		10/10/2024	574	600,912
Total Corporate Bonds (cost $248,335,756)					265,556,184

FLOATING RATE LOANS(g) 0.49%

Business Services 0.19%
KUEHG Corp. 2018 Incremental Term Loan	—	(h)	2/21/2025	697	664,168
Learning Care Group, Inc. 2018 1st Lien Term Loan	—	(h)	3/13/2025	703	669,328
Total					1,333,496

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2020

Investment	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Financial Services 0.10%
SSH Group Holdings, Inc. 2018 1st Lien Term Loan	—	(h)	7/30/2025		$704	$672,089

Health Care Services 0.20%
Heartland Dental, LLC 2018 1st Lien Term Loan	3.647% (1 Mo. LIBOR + 3.50%	)	4/30/2025		695	679,905
MED ParentCo LP 1st Lien Delayed Draw Term Loan	—	(h)	8/31/2026		139	137,197
MED ParentCo LP 1st Lien Term Loan	—	(h)	8/31/2026		554	547,106
Total						1,364,208
Total Floating Rate Loans (cost $3,348,215)						3,369,793

FOREIGN GOVERNMENT OBLIGATIONS 5.91%

Bermuda 0.29%
Bermuda Government International Bond†	2.375%		8/20/2030		1,910	2,007,888

China 0.18%
China Government International Bond†(c)	2.25%		10/21/2050		1,230	1,221,942

Dominican Republic 0.11%
Dominican Republic†(c)	4.875%		9/23/2032		691	766,146

Egypt 0.36%
Republic of Egypt†(c)	4.55%		11/20/2023		200	207,880
Republic of Egypt†(c)	6.125%		1/31/2022		220	230,041
Republic of Egypt†(c)	6.588%		2/21/2028		575	633,938
Republic of Egypt†(c)	7.60%		3/1/2029		995	1,146,757
Republic of Egypt†(c)	7.903%		2/21/2048		200	218,075
Total						2,436,691

Ghana 0.22%
Republic of Ghana†(c)	6.375%		2/11/2027		1,455	1,515,650

Indonesia 0.53%
Republic of Indonesia(c)	3.40%		9/18/2029		1,500	1,680,258
Republic of Indonesia(c)	4.75%		1/8/2026		1,660	1,944,667
Total						3,624,925

Japan 1.98%
Japan Treasury Discount Bill(a)	Zero Coupon		2/22/2021	JPY	1,400,000	13,560,668

Nigeria 0.30%
Republic of Nigeria†(c)	6.375%		7/12/2023		$600	650,829
Republic of Nigeria†(c)	7.143%		2/23/2030		1,265	1,367,872
Total						2,018,701

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Peru 0.21%
Republic of Peru(c)	2.392%		1/23/2026	$1,366	$1,459,585

Qatar 0.81%
State of Qatar†(c)	3.25%		6/2/2026	2,755	3,069,345
State of Qatar†(c)	4.00%		3/14/2029	1,725	2,048,438
State of Qatar†(c)	5.103%		4/23/2048	310	436,731
Total					5,554,514

Saudi Arabia 0.23%
Saudi Government International Bond†(c)	3.25%		10/22/2030	1,400	1,546,790

Sri Lanka 0.10%
Republic of Sri Lanka†(c)	5.875%		7/25/2022	1,006	701,001

Turkey 0.33%
Republic of Turkey(c)	4.25%		4/14/2026	820	814,951
Republic of Turkey(c)	5.25%		3/13/2030	445	447,528
Republic of Turkey(c)	5.75%		3/22/2024	510	538,192
Turkiye Ihracat Kredi Bankasi AS†(c)	8.25%		1/24/2024	400	434,500
Total					2,235,171

Ukraine 0.05%
Ukraine Government International Bond†(c)	7.75%		9/1/2024	299	333,147

United Arab Emirates 0.21%
Abu Dhabi Government International Bond†(c)	2.50%		9/30/2029	1,300	1,405,840
Total Foreign Government Obligations (cost $38,664,974)					40,388,659

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.16%
Federal Home Loan Mortgage Corp. Q001 XA IO	2.183%	#(i)	2/25/2032	2,684	313,986
Government National Mortgage Assoc. 2015-48 AS	2.90%	#(i)	2/16/2049	576	605,659
Government National Mortgage Assoc. 2015-73 AC	2.90%	#(i)	2/16/2053	183	192,011
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $1,091,032)					1,111,656

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 24.24%
Federal Home Loan Mortgage Corp.	4.00%		10/1/2049	1,351	1,526,237
Federal National Mortgage Assoc.(j)	2.50%		TBA	9,356	9,861,797
Federal National Mortgage Assoc.	2.814% (12 Mo. LIBOR + 1.79%	)#	3/1/2042	207	216,658
Federal National Mortgage Assoc.(j)	3.00%		TBA	51,350	53,796,851
Federal National Mortgage Assoc.	3.50%		9/1/2047 - 3/1/2050	9,838	10,680,069
Federal National Mortgage Assoc.(j)	3.50%		TBA	50,000	52,850,202

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	4.00%		1/1/2048	$1,628	$1,835,318
Federal National Mortgage Assoc.(j)	4.00%		TBA	32,686	34,907,569
Total Government Sponsored Enterprises Pass-Throughs (cost $164,670,259)					165,674,701

MUNICIPAL BONDS 0.80%

Miscellaneous
California	7.30%		10/1/2039	235	388,326
California	7.625%		3/1/2040	350	608,146
California Health Facilities Financing Authority	3.034%		6/1/2034	350	373,877
County of Miami-Dade FL(e)	2.786%		10/1/2037	210	214,727
Foothill-Eastern Transportation Corridor Agency	4.094%		1/15/2049	646	695,283
Massachusetts School Building Authority	3.395%		10/15/2040	895	963,521
Michigan Finance Authority	3.084%		12/1/2034	940	1,038,672
Permanent University Fund - Texas A&M University System	3.66%		7/1/2047	680	752,216
University of California Bond of Regents	3.006%		5/15/2050	375	398,760
Total Municipal Bonds (cost $5,049,896)					5,433,528

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 6.77%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(i)	12/25/2059	299	302,301
Angel Oak Mortgage Trust I LLC 2019-4 A1†	2.993%	#(i)	7/26/2049	736	743,523
Atrium Hotel Portfolio Trust 2018-ATRM A†	1.109% (1 Mo. LIBOR + .95%	)#	6/15/2035	1,050	1,030,906
BANK 2020-BN30 C	2.757%	#(i)	12/10/2053	610	614,649
BBCMS Mortgage Trust 2019-BWAY A†	1.115% (1 Mo. LIBOR + .96%	)#	11/15/2034	655	640,533
BBCMS Mortgage Trust 2019-BWAY B†	1.469% (1 Mo. LIBOR + 1.31%	)#	11/15/2034	288	279,313
Benchmark Mortgage Trust 2020-B22 C	2.698%	#(i)	1/15/2054	1,200	1,214,162
BX Trust 2018-GW A†	0.959% (1 Mo. LIBOR + .80%	)#	5/15/2035	1,467	1,446,323
BX Trust 2019-OC11 A†	3.202%		12/9/2041	1,251	1,377,494
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	1,250	899,442
Commercial Mortgage Pass-Through Certificates 2014-CR17 A5	3.977%		5/10/2047	1,000	1,104,628
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	0.976%	#(i)	8/10/2047	498	13,953
Commercial Mortgage Pass-Through Certificates 2015-PC1 AM	4.29%	#(i)	7/10/2050	510	572,056

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.43%	#(i)	7/10/2050	$178	$190,044
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.43%	#(i)	7/10/2050	410	401,816	(b)
Commercial Mortgage Pass-Through Certificates 2015-PC1 D	4.43%	#(i)	7/10/2050	574	472,840
Commercial Mortgage Pass-Through Certificates 2016-COR1 AM	3.494%		10/10/2049	299	329,647
Credit Suisse Mortgage Capital Certificates 2020-AFC1 A1†	2.24%	#(i)	2/25/2050	672	683,755
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.70%		4/25/2065	1,311	1,318,841
CSAIL Commercial Mortgage Trust 2015-C2 C	4.19%	#(i)	6/15/2057	700	585,872
CSAIL Commercial Mortgage Trust 2019-C18 AS	3.321%		12/15/2052	709	783,926
CSMC Series 2019-UVIL A†	3.16%		12/15/2041	2,183	2,211,460
DBWF Mortgage Trust 2018-GLKS A†	1.182% (1 Mo. LIBOR + 1.03%	)#	12/19/2030	1,008	998,768
Deephaven Residential Mortgage Trust 2019-3A A1†	2.964%	#(i)	7/25/2059	785	794,406
Deephaven Residential Mortgage Trust 2019-4A A1†	2.791%	#(i)	10/25/2059	504	513,551
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(i)	1/25/2060	405	410,838
GCAT Trust 2020-NQM1 A1†	2.247%		1/25/2060	310	318,046
Great Wolf Trust 2019-WOLF A†	1.193% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	3,216	3,152,380
GS Mortgage Securities Corp. Trust 2018-RIVR A†	1.109% (1 Mo. LIBOR + .95%	)#	7/15/2035	682	656,406
GS Mortgage Securities Trust 2015-GC32 C	4.422%	#(i)	7/10/2048	195	206,746
GS Mortgage Securities Trust 2020-GSA2 C	2.989%		12/12/2053	940	949,502
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	668	555,500
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.159%	#(i)	8/5/2034	629	420,083
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.268%	#(i)	7/15/2048	374	381,205
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI D†	4.009%	#(i)	10/5/2031	450	434,243
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ A†	1.159% (1 Mo. LIBOR + 1.00%	)#	6/15/2032	976	963,859
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	1.459% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	995	973,615
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN†	2.02% (1 Mo. LIBOR + 1.02%	)#	11/15/2035	542	525,206
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	1.103% (1 Mo. LIBOR + .95%	)#	7/5/2033	365	359,827

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFL†	1.403% (1 Mo. LIBOR + 1.25%	)#	7/5/2033	$1,130	$1,110,535
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFX†	4.549%		7/5/2033	340	354,838
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX†	4.95%		7/5/2033	453	469,744
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	10	6,992
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2 IO	0.565%	#(i)	7/15/2050	15,174	335,039
New Residential Mortgage Loan Trust 2019-NQM3 A1†	2.802%	#(i)	7/25/2049	666	674,733
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(i)	1/26/2060	265	271,279
One New York Plaza Trust 2020-1NYP B†	1.659% (1 Mo. LIBOR + 1.50%	)#	1/15/2026	1,660	1,666,837
PFP Ltd. 2019-6 A†	1.203% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	749	740,593
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.833%		10/25/2052	528	539,936
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(i)	2/25/2024	195	199,544
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(i)	2/25/2050	393	402,431
Starwood Mortgage Residential Trust 2020-3 A1†	1.486%	#(i)	4/25/2065	1,715	1,728,665
Structured Asset Securities Corp. 2006-3H 1A2	5.75%		12/25/2035	5	5,346	(b)
UBS-BAMLL Trust 2012-WRM E†	4.238%	#(i)	6/10/2030	595	247,920
UBS-Barclays Commercial Mortgage Trust 2012-C3 B†	4.365%	#(i)	8/10/2049	200	207,278
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	926	944,617
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	1,534	1,539,133
Vista Point Securitization Trust 2020-2 A1†	1.475%	#(i)	4/25/2065	996	1,002,479
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.275%	#(i)	7/15/2046	364	173,039
Wells Fargo Commercial Mortgage Trust 2015-C28 D	4.094%	#(i)	5/15/2048	1,489	1,442,627
Wells Fargo Commercial Mortgage Trust 2016-C35 C	4.176%	#(i)	7/15/2048	213	210,400
Wells Fargo Commercial Mortgage Trust 2016-NXS5 E†	4.992%	#(i)	1/15/2059	434	387,538	(b)
Wells Fargo Commercial Mortgage Trust 2017-C41 AS	3.785%	#(i)	11/15/2050	1,630	1,760,349
Total Non-Agency Commercial Mortgage-Backed Securities (cost $46,339,444)					46,253,557

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
U.S. TREASURY OBLIGATIONS 26.17%
U.S. Treasury Bill	Zero Coupon	2/4/2021	$51,050	$51,048,022
U.S. Treasury Bond	1.125%	5/15/2040	2,468	2,340,744
U.S. Treasury Bond	1.625%	11/15/2050	7,501	7,458,221
U.S. Treasury Bond	2.375%	11/15/2049	1,271	1,490,397
U.S. Treasury Bond	3.625%	8/15/2043	1,780	2,510,217
U.S. Treasury Note	0.125%	9/30/2022	8,695	8,695,679
U.S. Treasury Note	0.125%	12/15/2023	37,153	37,108,010
U.S. Treasury Note	0.25%	10/31/2025	21,434	21,339,389
U.S. Treasury Note	2.50%	1/31/2021	46,842	46,923,396
Total U.S. Treasury Obligations (cost $178,682,879)				178,914,075
Total Long-Term Investments (cost $776,227,951)				797,373,829
SHORT-TERM INVESTMENT 5.18%

REPURCHASE AGREEMENT
Repurchase Agreement dated 12/31/2020, 0.00% due 1/4/2021 with Fixed Income Clearing Corp. collateralized by $36,117,600 of U.S. Treasury Note at 0.125% due 12/31/2022; value: $36,117,600; proceeds: $35,409,356 (cost $35,409,356)			35,409	35,409,356
Total Investments in Securities 121.83% (cost $811,637,307)				832,783,185
Liabilities in Excess of Cash and Other Assets(k) (21.83%)				(149,199,123)
Net Assets 100.00%				$683,584,062

CAD	Canadian dollar.
JPY	Japanese yen.
CMT	Constant Maturity Rate.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2020, the total value of Rule 144A securities was $221,475,362, which represents 32.40% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2020.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Level 3 Investment as described in Note 2(m) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(c)	Foreign security traded in U.S. dollars.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	Securities purchased on a when-issued basis (See Note 2(j)).
(f)	Defaulted (non-income producing security).
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2020.

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2020

(h)	Interest rate to be determined.
(i)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(j)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(k)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

Open Forward Foreign Currency Exchange Contracts at December 31, 2020:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	State Street Bank and Trust	3/15/2021	490,000	$384,237	$385,024	$(787)
Japanese yen	Sell	State Street Bank and Trust	2/22/2021	1,400,000,000	13,387,739	13,566,156	(178,417)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(179,204)

Open Futures Contracts at December 31, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Ultra Treasury Note	March 2021	214	Short	$(33,573,985)	$(33,460,906)	$113,079
U.S. 2-Year Treasury Note	March 2021	108	Long	23,852,720	23,865,469	12,749
U.S. 5-Year Treasury Note	March 2021	361	Long	45,450,234	45,545,227	94,993
Total Unrealized Appreciation on Open Futures Contracts						$220,821

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	March 2021	149	Short	$(20,515,181)	$(20,573,641)	$(58,460)
U.S. Long Bond	March 2021	170	Long	29,634,081	29,441,875	(192,206)
U.S. Ultra Treasury Bond	March 2021	222	Long	47,453,756	47,410,875	(42,881)
Total Unrealized Depreciation on Open Futures Contracts						$(293,547)

28	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2020

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Other	$–	$51,674,239	$1,520,649	$53,194,888
Remaining Industries	–	37,476,788	–	37,476,788
Corporate Bonds	–	265,556,184	–	265,556,184
Floating Rate Loans	–	3,369,793	–	3,369,793
Foreign Government Obligations	–	40,388,659	–	40,388,659
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	1,111,656	–	1,111,656
Government Sponsored Enterprises Pass-Throughs	–	165,674,701	–	165,674,701
Municipal Bonds	–	5,433,528	–	5,433,528
Non-Agency Commercial Mortgage-Backed Securities	–	45,458,857	794,700	46,253,557
U.S. Treasury Obligations	–	178,914,075	–	178,914,075
Short-Term Investment
Repurchase Agreement	–	35,409,356	–	35,409,356
Total	$–	$830,467,836	$2,315,349	$832,783,185
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(179,204)	–	(179,204)
Futures Contracts
Assets	220,821	–	–	220,821
Liabilities	(293,547)	–	–	(293,547)
Total	$(72,726)	$(179,204)	$–	$(251,930)

(1)	Refer to Note 2(n) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	29

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Investments in securities, at fair value (cost $811,637,307)	$832,783,185
Cash	295,984
Deposits with brokers for futures collateral	2,408,831
Receivables:
Interest and dividends	4,431,216
Capital shares sold	1,826,800
Investment securities sold	316,547
Variation margin for futures contracts	187,376
Prepaid expenses and other assets	5,461
Total assets	842,255,400
LIABILITIES:
Payables:
Investment securities purchased	157,699,010
Management fee	160,038
Capital shares reacquired	73,079
Directors’ fees	54,979
Fund administration	22,863
Unrealized depreciation on forward foreign currency exchange contracts	179,204
Distributions payable	5,201
Accrued expenses	476,964
Total liabilities	158,671,338
Commitments and contingent liabilities
NET ASSETS	$683,584,062
COMPOSITION OF NET ASSETS:
Paid-in capital	$664,422,152
Total distributable earnings (loss)	19,161,910
Net Assets	$683,584,062
Outstanding shares (130 million shares of common stock authorized, $.001 par value)	39,413,066
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$17.34

30	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2020

Investment income:
Interest and other	$17,917,759
Interest earned from Interfund Lending (See Note 11)	121
Total investment income	17,917,880
Expenses:
Management fee	1,814,134
Non 12b-1 service fees	1,620,709
Shareholder servicing	686,772
Fund administration	259,162
Professional	58,731
Reports to shareholders	36,435
Custody	23,880
Directors’ fees	22,894
Other	118,032
Gross expenses	4,640,749
Expense reductions (See Note 9)	(5,018)
Fees waived and expenses reimbursed (See Note 3)	(23,880)
Net expenses	4,611,851
Net investment income	13,306,029
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	19,095,310
Net realized gain (loss) on futures contracts	3,737,064
Net realized gain (loss) on forward foreign currency exchange contracts	183,987
Net realized gain (loss) on swap contracts	432,173
Net realized gain (loss) on foreign currency related transactions	96,913
Net change in unrealized appreciation/depreciation on investments	8,570,946
Net change in unrealized appreciation/depreciation on futures contracts	642,198
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(624,426)
Net change in unrealized appreciation/depreciation on swap contracts	(352,292)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(282)
Net realized and unrealized gain (loss)	31,781,591
Net Increase in Net Assets Resulting From Operations	$45,087,620

See Notes to Financial Statements.	31

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment income	$13,306,029	$15,047,257
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	23,545,447	14,799,552
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps and translation of assets and liabilities denominated in foreign currencies	8,236,144	17,166,668
Net increase in net assets resulting from operations	45,087,620	47,013,477
Distributions to shareholders:	(28,123,182)	(16,860,320)
Capital share transactions (See Note 15):
Proceeds from sales of shares	141,127,523	115,632,038
Reinvestment of distributions	28,123,182	16,860,320
Cost of shares reacquired	(154,100,406)	(72,786,463)
Net increase in net assets resulting from capital share transactions	15,150,299	59,705,895
Net increase in net assets	32,114,737	89,859,052
NET ASSETS:
Beginning of year	$651,469,325	$561,610,273
End of year	$683,584,062	$651,469,325

32	See Notes to Financial Statements.

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33

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2020	$16.85	$0.36	$0.88	$1.24	$(0.42)	$(0.33)	$(0.75)
12/31/2019	15.96	0.42	0.92	1.34	(0.45)	–	(0.45)
12/31/2018	16.65	0.44	(0.60)	(0.16)	(0.53)	–	(0.53)
12/31/2017	16.42	0.36	0.27	0.63	(0.40)	–	(0.40)
12/31/2016	16.25	0.36	0.31	0.67	(0.44)	(0.06)	(0.50)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

34	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$17.34	7.43	0.71	0.72	2.05	$683,584	541
16.85	8.41	0.71	0.78	2.50	651,469	715
15.96	(1.03)	0.67	0.89	2.70	561,610	611
16.65	3.86	0.64	0.88	2.16	554,378	452
16.42	4.26	0.64	0.89	2.16	447,115	443

See Notes to Financial Statements.	35

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2020. This report covers Total Return Portfolio (the “Fund”).

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models

36

Notes to Financial Statements (continued)

and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2017 through December 31, 2020. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss), if applicable, on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency

37

Notes to Financial Statements (continued)

exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on forward foreign currency exchange contracts on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(j)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(k)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts

38

Notes to Financial Statements (continued)

with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(l)	Interest Rate Swaps–The Fund may enter into interest rate swap agreements. Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or Central counterparty clearing house (“CCP”) in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

(m)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

(n)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or

39

Notes to Financial Statements (continued)

liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2020 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $4 billion	.28%
Next $11 billion	.26%
Over $15 billion	.25%

For the fiscal year ended December 31, 2020, the effective management fee, net of waivers, was at an annualized rate of .28% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $23,880 of the fund administration fees during the fiscal year ended December 31, 2020.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The

40

Notes to Financial Statements (continued)

Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2020 and 2019 was as follows:

	Year Ended 12/31/2020	Year Ended 12/31/2019
Distributions paid from:
Ordinary income	$21,279,071	$16,860,320
Net long-term capital gains	6,844,111	–
Total distributions paid	$28,123,182	$16,860,320

As of December 31, 2020, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains	1,742,998
Total undistributed earnings	1,742,998
Temporary differences	(54,979)
Unrealized gains – net	17,473,891
Total accumulated gains – net	$19,161,910

As of December 31, 2020, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$815,057,141
Gross unrealized gain	20,310,546
Gross unrealized loss	(2,836,432)
Net unrealized security gain	$17,474,114

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments, premium amortization, certain securities and wash sales.

41

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2020 were as follows:

U.S. Government Purchases	*	Non-U.S. Government Purchases	U.S. Government Sales	*	Non-U.S. Government Sales
$3,391,734,072		$420,529,046	$3,464,052,287		$352,114,850

*	Includes U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2020, the Fund engaged in cross-trades purchase of $5,586,791, and sales of $1,154,972, which resulted in net realized gains of $28,827.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2020 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2020 (as described in note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into interest rate swaps for the fiscal year ended December 31, 2020 (as described in note 2(l)) in order to enhance returns or hedge against interest rate risk. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The interest rate swap agreement will normally be entered into on a zero coupon basis, meaning that the floating rate will be based on the cumulative of the variable rate, and the fixed rate will compound until the swap’s maturity date, at which point the payments would be netted.

42

Notes to Financial Statements (continued)

As of December 31, 2020, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Futures Contracts(1)	$220,821	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	–	$179,204
Futures Contracts(1)	$293,547	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin reported is within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivatives instruments for the year ended December 31, 2020, were as follows:

	Interest Rate Contracts	Foreign Currency Contracts
Net Realized Gain (Loss)
Interest Rate Swap Contracts(1)	$432,173	–
Forward Foreign Currency Exchange Contracts(2)	–	$183,987
Futures Contracts(3)	$3,737,064	–
Net Change in Unrealized Appreciation/Depreciation
Interest Rate Swap Contracts(4)	$(352,292)
Forward Foreign Currency Exchange Contracts(5)	–	$(624,426)
Futures Contracts(6)	$642,198	–
Average Number of Contracts/Notional Amounts*
Interest Rate Swap Contract(7)	8,201,381	–
Forward Foreign Currency Exchange Contracts(8)	–	$14,980,882
Futures Contracts(7)	784	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2020.
(1)	Statement of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statement of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Statement of Operations location: Net realized gain (loss) on futures contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(5)	Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(6)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(7)	Amount represents number of contracts.
(8)	Amount represents notional amounts in U.S. dollars.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible

43

Notes to Financial Statements (continued)

for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$35,409,356	$–	$35,409,356
Total	$35,409,356	$–	$35,409,356

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$35,409,356	$–	$–	$(35,409,356)	$–
Total	$35,409,356	$–	$–	$(35,409,356)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$179,204	$–	$179,204
Total	$179,204	$–	$179,204

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
State Street Bank and Trust	$179,204	$–	$–	$–	$179,204
Total	$179,204	$–	$–	$–	$179,204

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2020.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2020.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’

44

Notes to Financial Statements (continued)

fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 5, 2020, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 6, 2020, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

For the fiscal year ended December 31, 2020, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2020, the Fund did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the year ended December 31, 2020, the Fund participated as lenders in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

Average	Average	Interest
Loan	Interest Rate	Income	*
$8,069,500	0.55%	$121

*	Included in the Statement of Operations.

45

Notes to Financial Statements (continued)

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Fund’s agent; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2020, the Fund did not loan any securities.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. The value of an investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior and/or subsequent to the end of 2021.

46

Notes to Financial Statements (continued)

The Fund is subject to the risk of investing a significant portion of its assets in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. The prepayment rate also will affect the price and volatility of these securities. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprises involved, not by the U.S. Government.

The lower-rated or high-yield bonds (also known as “junk” bonds) in which the Fund may invest are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If the Fund incorrectly forecasts these and other factors, its performance could suffer.

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, industry and sector, liquidity, currency, political, information and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. The cost of the Fund’s use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market

47

Notes to Financial Statements (concluded)

conditions prevailing. The Fund’s exposure to inflation-linked investments, such as Treasury Inflation Protected Securities, may be vulnerable to changes in expectations of inflation or interest rates.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors can affect the Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares sold	8,108,990	6,856,024
Reinvestment of distributions	1,625,618	1,001,194
Shares reacquired	(8,995,324)	(4,363,893)
Increase	739,284	3,493,325

48

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Return Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Total Return Portfolio of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

49

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

50

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

51

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer in 2020 and Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

52

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2020. The Board observed that although the Fund’s investment performance was below the median of the performance peer group for the one-, three-, five- and ten-year periods, the

53

Approval of Advisory Contract (continued)

Fund outperformed both benchmarks for the ten-year period. The Board took into account actions taken by Lord Attempt to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoints in the level of the management fee. The Board concluded that no action was required, with respect to economies of scale.

54

Approval of Advisory Contract (concluded)

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

55

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Previously, this information was filed on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

Of the distributions paid to the shareholders during the fiscal year ended December 31, 2020, $5,739,543 and $6,844,111, respectively, represent short-term and long-term capital gains.

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This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Total Return Portfolio	SFTR-PORT-3 (02/21)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2020 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2020 and 2019 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2020	2019
Audit Fees {a}	$365,000	$367,300
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	365,000	367,300

Tax Fees {b}	53,209	72,999
All Other Fees	- 0 -	- 0 -

Total Fees	$418,209	$440,299

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2020 and 2019 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2020 and 2019 were:

	Fiscal year ended:
	2020	2019
All Other Fees {a}	$214,142	215,383

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2020 and 2019 were:

	Fiscal year ended:
	2020	2019
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not Applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SERIES FUND, INC.

	By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 17, 2021

	By:	/s/ Vito A. Fronda
Vito A. Fronda
Chief Financial Officer and Treasurer

Date: February 17, 2021